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                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,

                                  as Depositor,

                             BANK OF AMERICA, N.A.,

                                  as Servicer,

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                             Dated January 24, 2002

                             -----------------------

                       Mortgage Pass-Through Certificates

                                  Series 2002-A








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



                                TABLE OF CONTENTS


PRELIMINARY STATEMENT......................................................


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Defined Terms................................................
Section 1.02  Interest Calculations........................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans.................................
Section 2.02  Acceptance by the Trustee of the Mortgage Loans..............
Section 2.03  Representations, Warranties and Covenants of the Servicer....
Section 2.04  Representations and Warranties of the Depositor as to the
               Mortgage Loans..............................................
Section 2.05  Designation of Interests in the REMIC........................
Section 2.06  Designation of Start-up Day..................................
Section 2.07  REMIC Certificate Maturity Date..............................
Section 2.08  Execution and Delivery of Certificates.......................
Section 2.09  Repurchase of Converted Mortgage Loans.......................


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01  Servicer to Service Mortgage Loans...........................
Section 3.02  Subservicing; Enforcement of the Obligations of Servicer.....
Section 3.03  Fidelity Bond; Errors and Omissions Insurance................
Section 3.04  Access to Certain Documentation..............................
Section 3.05  Maintenance of  Primary Mortgage Insurance Policy; Claims....
Section 3.06  Rights of the Depositor and the Trustee in Respect of the
               Servicer....................................................
Section 3.07  Trustee to Act as Servicer...................................
Section 3.08  Collection of Mortgage Loan Payments; Servicer Custodial
               Account; and Certificate Account............................
Section 3.09  Collection of Taxes, Assessments and Similar Items;
               Escrow Accounts.............................................
Section 3.10  Access to Certain Documentation and Information Regarding
               the Mortgage Loans..........................................
Section 3.11  Permitted Withdrawals from the Servicer Custodial Account and Certificate Account.....................................
Section 3.12  Maintenance of Hazard Insurance..............................
Section 3.13  Enforcement of Due-On-Sale Clauses; Assumption Agreements....
Section 3.14  Realization Upon Defaulted Mortgage Loans; REO Property......
Section 3.15  Trustee to Cooperate; Release of Mortgage Files..............
Section 3.16  Documents, Records and Funds in Possession of the
               Servicer to be Held for the Trustee.........................
Section 3.17  Servicing Compensation.......................................
Section 3.18  Annual Statement as to Compliance............................
Section 3.19  Annual Independent Public Accountants' Servicing
               Statement; Financial Statements.............................
Section 3.20  Advances.....................................................
Section 3.21  Modifications, Waivers, Amendments and Consents..............
Section 3.22  Reports to the Securities and Exchange Commission............


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

Section 4.01  Servicer's Certificate.......................................


                                    ARTICLE V

                PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

Section 5.01  Distributions................................................
Section 5.02  Priorities of Distributions..................................
Section 5.03  Allocation of Losses.........................................
Section 5.04  Statements to Certificateholders.............................
Section 5.05  Tax Returns and Reports to Certificateholders................
Section 5.06  Tax Matters Person...........................................
Section 5.07  Rights of the Tax Matters Person in Respect of the Trustee...
Section 5.08  REMIC Related Covenants......................................


                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.01  The Certificates.............................................
Section 6.02  Registration of Transfer and Exchange of Certificates........
Section 6.03  Mutilated, Destroyed, Lost or Stolen Certificates............
Section 6.04  Persons Deemed Owners........................................


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

Section 7.01 Respective Liabilities of the Depositor and the Servicer......
Section 7.02 Merger or Consolidation of the Depositor or the Servicer......
Section 7.03 Limitation on Liability of the Depositor, the Servicer
               and Others..................................................
Section 7.04  Depositor and Servicer Not to Resign.........................


                                  ARTICLE VIII

                                     DEFAULT

Section 8.01  Events of Default............................................
Section 8.02  Remedies of Trustee..........................................
Section 8.03  Directions by Certificateholders and Duties of Trustee
               During Event of Default.....................................
Section 8.04  Action upon Certain Failures of the Servicer and upon
               Event of Default............................................
Section 8.05  Trustee to Act; Appointment of Successor.....................
Section 8.06  Notification to Certificateholders...........................


                                   ARTICLE IX

                                   THE TRUSTEE

Section 9.01  Duties of Trustee............................................
Section 9.02  Certain Matters Affecting the Trustee........................
Section 9.03  Trustee Not Liable for Certificates or Mortgage Loans........
Section 9.04  Trustee May Own Certificates.................................
Section 9.05  Eligibility Requirements for Trustee.........................
Section 9.06  Resignation and Removal of Trustee...........................
Section 9.07  Successor Trustee............................................
Section 9.08  Merger or Consolidation of Trustee...........................
Section 9.09  Appointment of Co-Trustee or Separate Trustee................
Section 9.10  Authenticating Agents........................................
Section 9.11  Trustee's Fees and Expenses..................................
Section 9.12  Appointment of Custodian.....................................
Section 9.13  Paying Agents................................................
Section 9.14  Limitation of Liability......................................
Section 9.15  Trustee May Enforce Claims Without Possession of
               Certificates................................................
Section 9.16  Suits for Enforcement........................................
Section 9.17  Waiver of Bond Requirement...................................
Section 9.18  Waiver of Inventory, Accounting and Appraisal Requirement....


                                    ARTICLE X

                                   TERMINATION

Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans.......................................
Section 10.02 Additional Termination Requirements..........................


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01 Amendment....................................................
Section 11.02 Recordation of Agreement.....................................
Section 11.03 Limitation on Rights of Certificateholders...................
Section 11.04 Governing Law................................................
Section 11.05 Notices......................................................
Section 11.06 Severability of Provisions...................................
Section 11.07 Certificates Nonassessable and Fully Paid....................
Section 11.08 Access to List of Certificateholders.........................
Section 11.09 Recharacterization...........................................


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EXHIBITS

Exhibit A-1   -  Form of Face of Class A-1 Certificate
Exhibit A-2   -  Form of Face of Class A-2 Certificate
Exhibit A-3   -  Form of Face of Class A-3 Certificate
Exhibit A-4   -  Form of Face of Class A-4 Certificate
Exhibit A-5   -  Form of Face of Class A-5 Certificate
Exhibit A-R   -  Form of Face of Class A-R Certificate
Exhibit B-1   -  Form of Face of Class B-1 Certificate
Exhibit B-2   -  Form of Face of Class B-2 Certificate
Exhibit B-3   -  Form of Face of Class B-3 Certificate
Exhibit B-4   -  Form of Face of Class B-4 Certificate
Exhibit B-5   -  Form of Face of Class B-5 Certificate
Exhibit B-6   -  Form of Face of Class B-6 Certificate
Exhibit C     -  Form of Reverse of all Certificates......................
Exhibit D     -  Mortgage Loan Schedule...................................
Exhibit E     -  Request for Release of Documents.........................
Exhibit F     -  Form of Certification of Establishment of Account........
Exhibit G-1   -  Form of Transferor's Certificate.........................
Exhibit G-2A  -  Form 1 of Transferee's Certificate.......................
Exhibit G-2B  -  Form 2 of Transferee's Certificate.......................
Exhibit H     -  Form of Transferee Representation Letter.................
              -  for ERISA Restricted Certificates........................
Exhibit I     -  Form of Affidavit Regarding Transfer of Residual Certificate
Exhibit J     -  Contents of Servicing File...............................
Exhibit K     -  Form of Special Servicing Agreement......................
Exhibit L     -  List of Recordation States...............................

                         POOLING AND SERVICING AGREEMENT

            THIS POOLING AND SERVICING AGREEMENT, dated January 24, 2002 is hereby executed by and among BANK OF AMERICA MORTGAGE SECURITIES, INC., as depositor (together with its permitted successors and assigns, the "Depositor"), BANK OF AMERICA, N.A., as servicer (together with its permitted successors and assigns, the "Servicer"), and THE BANK OF NEW YORK, as trustee (together with its permitted successors and assigns, the "Trustee").

                         W I T N E S S E T H T H A T:

            In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

            In exchange for the Certificates, the Depositor hereby conveys the Trust Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as a real estate mortgage investment conduit (the "REMIC"). The Class A Certificates (other than the Class A-R Certificate) and the Class B Certificates are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" in the REMIC. The Class A-R Certificate shall be the "residual interest" in the REMIC. The Certificates will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

            The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable (except that one Certificate of each Class of Certificates may be issued in any amount in excess of the minimum denomination):

                                                                Integral
                Initial Class        Pass-                      Multiples
                Certificate        Through      Minimum        in Excess
Classes         Balance              Rate       Denomination   of Minimum
---------       -------------      -------     ------------    ----------
Class A-1        449,459,000.00       (1)       $1,000             $1
Class A-2        100,000,000.00       (1)       $1,000             $1
Class A-3         29,000,000.00       (1)       $1,000             $1
Class A-4          3,600,000.00       (1)       $1,000             $1
Class A-5          1,235,746.00       (2)       $25,000            $1
Class A-R                100.00       (1)       $100               N/A
Class B-1          8,410,000.00       (1)       $25,000            $1
Class B-2          3,304,000.00       (1)       $25,000            $1
Class B-3          2,703,000.00       (1)       $25,000            $1
Class B-4            601,000.00       (1)       $25,000            $1
Class B-5          1,201,000.00       (1)       $25,000            $1
Class B-6          1,202,199.00       (1)       $25,000            $1


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(1) For each Distribution Date occurring prior to and including the Distribution
Date in May 2006, interest will accrue on these Certificates at the rate of 5.242% per annum. For each Distribution Date after the Distribution Date in May 2006 and prior to the Distribution Date in December 2006, interest will accrue on these Certificates at a per annum rate equal to the lesser of (i) 5.242% and
(ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring on and after the Distribution Date in December 2006, interest will accrue on these Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

(2) The Class A-5 Certificates will be Principal-Only Certificates and will receive only distributions of principal until and including the Distribution Date in November 2006. For each Distribution Date after the Distribution Date in November 2006, interest will accrue on the Class A-5 Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).


                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

            1933 Act: The Securities Act of 1933, as amended.

            Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance.

            Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Pool Principal Balance of the Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Adjusted Pool Amount (Ratio Strip Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the Ratio Strip Percentage for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Advance: A Periodic Advance or a Servicing Advance.

            Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

            Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Servicer Custodial Account at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made in the month of such Distribution Date and (ii) payments which represent receipt of Monthly Payments in respect of a Due Date or Due Dates subsequent to the related Due Date.

            Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Mortgage Insurance Policy in force.

            Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

            Authenticating Agents: As defined in Section 9.10.

            Book-Entry Certificate: All Classes of Certificates other than the Physical Certificates.

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New York, the State of Kentucky, the state in which the servicing offices of the Servicer is located or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

            Certificate: Any of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2002-A that are issued pursuant to this Agreement.

            Certificate Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.08(c) in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2002-A." Funds in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

            Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

            Certificate Custodian: Initially, The Bank of New York; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

            Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

            Certificate Register: The register maintained pursuant to Section 6.02.

            Certificate Registrar: The registrar appointed pursuant to Section 6.02.

            Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

            Class: As to the Certificates, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-R, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, as the case may be.

            Class A Certificates: The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-R Certificates.

            Class A Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates immediately prior to such Distribution Date by the aggregate Class Certificate Balance of all Classes of Certificates immediately prior to such Distribution Date.

            Class A-2 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the amount, if any, by which the Class Certificate Balance of the Class A-2 Certificates would be reduced as a result of the allocation of any Realized Loss to such Class pursuant to Section 5.03(a)(i) or the allocation of any reduction pursuant to Section 5.03(b) to such Class, in each case without regard to the operation of Section 5.03(e).

            Class A-4 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class Certificate Balance of the Class A-4 Certificates with respect to such Distribution Date prior to any reduction for the Class A-4 Loss Allocation Amount and (b) the Class A-2 Loss Amount with respect to such Distribution Date.

            Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

            Class B Percentage: As of any Distribution Date, 100% minus the Class A Percentage for such Distribution Date.

            Class Certificate Balance: With respect to any Class and any date of determination, the Initial Class Certificate Balance of such Class minus the sum of (i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a), and (iii) all other reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b).

            Class Interest Shortfall: For any Distribution Date and each interest-bearing Class, the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

            Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

            Closing Date: January 24, 2002.

            Code: The Internal Revenue Code of 1986, as amended.

            Compensating Interest: As defined in Section 3.17.

            Conversion Date: The date on which a Mortgage Loan becomes a Converted Mortgage Loan.

            Converted Mortgage Loan: Any Mortgage Loan as to which the related Mortgagor has exercised its option pursuant to the related Mortgage Note to convert the adjustable rate of interest on such Mortgage Loan to a fixed rate of interest.

            Co-op Shares: Shares issued by private non-profit housing corporations.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its certificate transfer services are conducted, which office at the date of the execution of this instrument is located at 5 Penn Plaza, 16th Floor, New York, New York 10001, Attention: Corporate Trust - MBS (Fax: (212) 328-7620).

            Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 9.12. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither the Servicer nor the Depositor, nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            Customary Servicing Procedures: With respect to the Servicer, procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

            Cut-Off Date: January 1, 2002.

            Cut-Off Date Pool Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans which is $600,716,046.11.

            Cut-Off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

            Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

            Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

            Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

            Definitive Certificates: As defined in Section 6.02(c)(iii).

            Depositor: Bank of America Mortgage Securities, Inc., a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

            Depository: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Determination Date: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

            Discount Mortgage Loan: Any Mortgage Loan with a Net Mortgage Interest Rate as of the Closing Date that is less than 5.242% per annum.

            Distribution Date: The 25th day of each month beginning in February 2002 (or, if such day is not a Business Day, the next Business Day).

            Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

            Eligible Account: Any of (i) an account or accounts maintained with
(a) Bank of America, N.A., or (b) a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or
(iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Restricted Certificates: Any Class B-4, Class B-5 or Class B-6 Certificate.

            Escrow Account: As defined in Section 3.09.

            Escrow Payments: The amounts constituting taxes, assessments, Primary Mortgage Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

            Event of Default: As defined in Section 8.01.

            Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01.

            Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

            FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

            Fitch: Fitch, Inc., or any successor thereto.

            FNMA: Fannie Mae, or any successor thereto.

            Fractional Interest: As defined in Section 5.02(d).

            Gross Margin: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule as the "Gross Margin," which percentage is added to the Index on each Rate Adjustment Date to determine (subject to rounding, the Periodic Cap and the Lifetime Cap) the Mortgage Interest Rate on such Mortgage Loan until the next Rate Adjustment Date.

            Holder: A Certificateholder.

            Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor and the Servicer,
(ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Servicer or in an affiliate of either of them, and (iii) is not connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Index: As to any Mortgage Loan and Rate Adjustment Date, a rate per annum that is defined to be the arithmetic mean of the London interbank offered rate quotations for one year U.S. Dollar-denominated deposits, as published in The Wall Street Journal and most recently available either (i) as of the first Business Day in the month preceding the month of the applicable Adjustment Date or (ii) forty-five days before the applicable Adjustment Date or, in the event that such index is no longer available, a substitute index selected by the Servicer in accordance with the terms of the related Mortgage Note.

            Indirect Depository Participant: A broker, dealer, bank or other financial institution or other Person maintaining a custodial relationship with a Depository Participant.

            Initial Class Certificate Balance: As to each Class of Certificates, the Class Certificate Balance set forth in the Preliminary Statement.

            Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any related insurance policy, together with all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

            Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

            Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

            Interest Accrual Period: As to any Distribution Date and each Class of Certificates (other than the Class A-5 Certificates until the December 2006 Distribution Date), the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date.

            Interest Distribution Amount: For any Distribution Date and each interest-bearing Class (other than the Class A-5 Certificates prior to the December 2006 Distribution Date), the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class.

            Lifetime Cap: As to any Mortgage Loan, the maximum Mortgage Interest Rate set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule.

            Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has certified (in accordance with this Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

            Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

            Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

            MERS: As defined in Section 2.01(b)(iii).

            Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

            Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan, as adjusted from time to time in accordance with the provisions of the related Mortgage Note, which rate is (a) prior to the first Rate Adjustment Date for each such Mortgage Loan, the initial Mortgage Interest Rate for such Mortgage Loan indicated on the Mortgage Loan Schedule and (b) from and after such Rate Adjustment Date, the sum of the Index, as of the Rate Adjustment Date applicable to such Due Date, and the Gross Margin, rounded as set forth in such Mortgage Note, subject to the Periodic Cap and the Lifetime Cap applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

            Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated January 24, 2002, between the Bank of America, N.A., as seller, and the Depositor, as purchaser.

            Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D, setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property;
(iv) the original months to maturity or the remaining months to maturity from the Cut-Off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate as of the Cut-Off Date; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-Off Date; (x) the paid-through date;
(xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-Off Date, after application of payments of principal due on or before the Cut-Off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-Off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style;
(xv) the Appraised Value; (xvi) the first Rate Adjustment Date; (xvii) the Rate Ceiling; (xviii) the Periodic Cap; (xix) the Gross Margin; and (xx) whether such Mortgage Loan has an option to convert from an adjustable rate of interest to a fixed rate of interest. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

            Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

            Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

            Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Co-op Shares or residential long-term leases.

            Mortgagor: The obligor on a Mortgage Note.

            Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the Servicing Fee Rate and the Trustee Fee Rate.

            Non-Ratio Strip Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Discount Mortgage Loan and the denominator of which is 5.242%. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%. As to any Discount Mortgage Loan on or after the December 2006 Distribution Date, 100%.

            Non-Ratio Strip Principal Amount: As to any Distribution Date, the sum of the applicable Non-Ratio Strip Percentage of (a) the principal portion of each Monthly Payment due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

            Non-Supported Interest Shortfalls: As to any Distribution Date, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls exceeds Compensating Interest for such Distribution Date.

            Non-U.S. Person: A Person other than a U.S. Person.

            Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

            Offered Certificates: The Class A, Class B-1, Class B-2 and Class B-3 Certificates.

            Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor or the Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as a REMIC or compliance with the REMIC Provisions must be an opinion of Independent counsel.

            Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                       Class B-1               1.50%
                       Class B-2               0.95%
                       Class B-3               0.50%
                       Class B-4               0.40%
                       Class B-5               0.20%
                       Class B-6               0.00%

            Original Subordinate Certificate Balance: $17,421,199.00.

            OTS: The Office of Thrift Supervision.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections 2.02, 2.04 or 2.09.

            Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            Pass-Through Rate: As to each Class of interest-bearing Certificates, the per annum rate described in the Preliminary Statement.

            Paying Agent:  As defined in Section 9.13.

            Percentage Interest: As to any Certificate, the percentage obtained by dividing the initial Certificate Balance of such Certificate by the Initial Class Certificate Balance of the Class of which such Certificate is a part.

            Periodic Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 3.20, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Servicing Fee) on the Mortgage Loans (including any REO Property) that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

            Periodic Cap: For each Mortgage Loan, the applicable limit on adjustment of the Mortgage Interest Rate for each Rate Adjustment Date specified in the applicable Mortgage Note and designated as such in the Mortgage Loan Schedule.

            Permitted Investments: One or more of the following:

                  (i) obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

                  (ii) repurchase agreements on obligations specified in clause
            (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "A-1" by S&P and "F-1" by Fitch;

                  (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "A-1" by S&P and "F-1" by Fitch;

                  (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "A-1" by S&P and "F-1" by Fitch;

                  (v) investments in money market funds (including funds of the
            Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated either "AAAm" or "AAAm G" by S&P, and "AAA" by Fitch or otherwise approved in writing by each Rating Agency; and

                  (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by the Servicer, will not affect the qualification of the Trust Estate as a REMIC;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

            Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code
Section 521), (iv) rural electric and telephone cooperatives described in Code
Section 1381(a)(2)(C) and (v) any other Person so designated by the Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

            Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Physical Certificates: The Class A-R, Class B-4, Class B-5 and Class B-6 Certificates.

            Plan: As defined in Section 6.02(e).

            Pool Distribution Amount: As to any Distribution Date, the excess of
(a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment (net of the Servicing Fee) and the principal portion of any Monthly Payment due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances and payments of Compensating Interest made by the Servicer in respect of such Distribution Date deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(vii); (ii) all Liquidation Proceeds received during the preceding calendar month and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(iii); (iii) all Principal Prepayments received during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(i) during such period; (iv) in connection with Defective Mortgage Loans, as applicable, the aggregate of the Repurchase Prices and Substitution Adjustment Amounts deposited on the related Remittance Date pursuant to Section 3.08(b)(vi); and (v) any other amounts in the Servicer Custodial Account deposited therein pursuant to Sections 3.08(b)(iv), (v) and (viii) in respect of such Distribution Date; over
(b) any (i) amounts permitted to be withdrawn from the Servicer Custodial Account pursuant to clauses (i) through (vii), inclusive, of Section 3.11(a) and
(ii) amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i) and (ii) of Section 3.11(b).

            Pool Stated Principal Balance: As to any Distribution Date, the aggregate Stated Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans immediately following the Due Date in the month of such Distribution Date.

            Premium Mortgage Loan: Any Mortgage Loan with a Net Mortgage Interest Rate as of the Closing Date that is equal to or more than 5.242% per annum.

            Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the Servicing Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

            Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

            Principal-Only Certificates: Any Class of Certificates entitled to distributions of principal, but to no distributions of interest. The Class A-5 Certificates are Principal-Only Certificate until the December 2006 Distribution Date.

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

            Private Certificates: The Class B-4, Class B-5 and Class B-6 Certificates.

            Pro Rata Share: As to any Distribution Date and any Class of Subordinate Certificates that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

            Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

            Rate Adjustment Date: As to each Mortgage Loan, the Due Date on which date an adjustment to the Mortgage Interest Rate of such Mortgage Loan becomes effective under the related Mortgage Note, which Due Date is the date set forth in the Mortgage Loan Schedule as the first Rate Adjustment Date and each subsequent anniversary thereof.

            Rate Ceiling: The maximum per annum Mortgage Interest Rate permitted under the related Mortgage Note.

            Rating Agency: Each of Fitch and S&P. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

            Ratio Strip Deferred Amount: As to any Distribution Date prior to the Distribution Date in December 2006, the aggregate of the applicable Ratio Strip Percentage of each Realized Loss to be allocated to the Class A-5 Certificates on such Distribution Date or previously allocated to the Class A-5 Certificates and not yet paid to the Holders of the Class A-5 Certificates pursuant to Section 5.02(a)(iii).

            Ratio Strip Percentage: As to any Discount Mortgage Loan, 100% minus the Non-Ratio Strip Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%. On or after the Distribution Date in December 2006, the Ratio Strip Percentage for any Mortgage Loan will be 0%.

            Ratio Strip Principal Amount: As to any Distribution Date prior to the Distribution Date in December 2006, the sum of the applicable Ratio Strip Percentage of (a) the principal portion of each Monthly Payment due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the related Seller or the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with any Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

            On or after the December 2006 Distribution Date, the Ratio Strip Principal Amount will be zero.

            Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

            Record Date: The last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

            Refinance Mortgage Loan: Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            Regular Certificates: As defined in the Preliminary Statement hereto.

            Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.07.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

            Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

            REO Disposition Period: As defined in Section 3.14.

            REO Proceeds: Proceeds, net of any related expenses of the Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

            REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            Repurchase Price: As to any Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04 and as to any Converted Mortgage Loan repurchased on any date pursuant to Section 2.09, an amount equal to the sum of
(i) the unpaid principal balance thereof and (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased.

            Request for Release: The Request for Release submitted by the Servicer to the Trustee or the Custodian on behalf of the Trustee, substantially in the form of Exhibit E.

            Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

            Residual Certificate: The Class A-R Certificate.

            Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having responsibility for the administration of this Agreement.

            Restricted Classes: As defined in Section 5.02(d).

            S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

            Seller: Bank of America, N.A., a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

            Senior Certificates: The Class A Certificates.

            Senior Credit Support Depletion Date: The date on which the aggregate Class Certificate Balance of the Subordinate Certificates is reduced to zero.

            Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates (other than the Class A-5 Certificates prior to the December 2006 Distribution Date) immediately prior to such Distribution Date by the aggregate Class Certificate Balance of all Classes of Certificates (other than the Class A-5 Certificates prior to the December 2006 Distribution Date) immediately prior to such Distribution Date.

            Senior Prepayment Percentage: For any Distribution Date during the seven years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Distribution Date occurring on or after the seventh year anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage plus 70% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage plus 60% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage plus 40% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage plus 20% of the Subordinate Percentage for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Distribution Date, unless (i) on any of the foregoing Distribution Dates the Class A Percentage exceeds the initial Class A Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will once again equal 100%, (ii) on any Distribution Date before the Distribution Date occurring in February 2005, the Class B Percentage for such Distribution Date is greater than or equal to twice the initial Class B Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will equal the Senior Percentage plus 50% of the Subordinate Percentage or (iii) on any Distribution Date occurring after the Distribution Date in February 2005, the Class B Percentage for such Distribution Date is greater than or equal to twice the initial Class B Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will equal the Senior Percentage. Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage will occur and the Senior Prepayment Percentage will be calculated without regard to clause (ii) or
(iii) in the preceding sentence unless both of the Senior Step Down Conditions are satisfied.

            Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Senior Percentage of the applicable Non-Ratio Strip Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-Ratio Strip Principal Amount" for such Distribution Date and (ii) the Senior Prepayment Percentage of the applicable Non-Ratio Strip Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-Ratio Strip Principal Amount" for such Distribution Date.

            Senior Step Down Conditions: As of any Distribution Date as to which any decrease in the Senior Prepayment Percentage applies, (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates (averaged over the preceding six-month period), is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance set forth below:

                                               Percentage of Original
Distribution Date Occurring In            Subordinate Certificate Balance
------------------------------            -------------------------------
February 2002 through January 2010                      30%
February 2010 through January 2011                      35%
February 2011 through January 2012                      40%
February 2012 through January 2013                      45%
February 2013 and thereafter                            50%

            Servicer: Bank of America, N.A., a national banking association, or its successor in interest, in its capacity as servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

            Servicer Advance Date: As to any Distribution Date, 11:30 a.m., Eastern time, on the Business Day immediately preceding such Distribution Date.

            Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.08(b).

            Servicer's Certificate: The monthly report required by Section 4.01.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

            Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan, subject to reduction as provided in Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. The Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by the Servicer, or as otherwise provided under Section 3.11.

            Servicing Fee Rate: With respect to each Mortgage Loan until and including the November 2006 Distribution Date, the per annum rate equal to (i) the related Mortgage Interest Rate less (ii) the sum of 5.242% and the Trustee Fee Rate; provided, however, that the Servicing Fee Rate will not be less than 0.25% per annum with respect to any Mortgage Loan. The Servicing Rate with respect to each Mortgage Loan after the November 2006 Distribution Date will be 0.25% per annum.

            Servicing File: The items pertaining to a particular Mortgage Loan referred to in Exhibit J hereto, and any additional documents required to be added to the Servicing File pursuant to the Agreement.

            Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

            Similar Law: As defined in Section 6.02(e).

            Stated Principal Balance: As to any Mortgage Loan and date, the unpaid principal balance of such Mortgage Loan as of the Due Date immediately preceding such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

            Subordinate Certificates: The Class B Certificates.

            Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage for such Distribution Date.

            Subordinate Prepayment Percentage: As to any Distribution Date, 100% minus the Senior Prepayment Percentage for such Distribution Date.

            Subordinate Principal Distribution Amount: With respect to any Distribution Date, an amount equal to the sum of (i) the Subordinate Percentage of the applicable Non-Ratio Strip Percentage of all amounts described in clauses
(a) through (d) of the definition of "Non-Ratio Strip Principal Amount" for such Distribution Date and (ii) the Subordinate Prepayment Percentage of the applicable Non-Ratio Strip Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-Ratio Strip Principal Amount" for such Distribution Date.

            Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

            Subservicing Agreement: Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Servicer, need not be in writing) between the Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

            Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Defective Mortgage Loan;
(ii) have a Net Mortgage Interest Rate equal to that of the Defective Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a Gross Margin equal to that of the Defective Mortgage Loan; (v) have a Periodic Cap and Rate Ceiling equal to that of the Defective Mortgage Loan; (vi) have the same Index and frequency of mortgage interest rate adjustment as the Deleted Mortgage Loan; (vii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and (viii) comply with each Mortgage Loan representation and warranty set forth in the Sale Agreement relating to the Defective Mortgage Loan. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

            Substitution Adjustment Amount: As defined in Section 2.02.

            Tax Matters Person: The person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

            Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

            Trust: The trust created by this Agreement.

            Trust Estate: The corpus of the Trust created to the extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Servicer Custodial Account or the Certificate Account, in accordance with this Agreement, REO Property, the Primary Mortgage Insurance Policies and any other Required Insurance Policy.

            Trustee: The Bank of New York, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

            Trustee Fee: As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

            Trustee Fee Rate: With respect to each Mortgage Loan, 0.0030% per annum.

            Underwriting Guidelines: The underwriting guidelines of Bank of America, N.A.

            U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holder of the Residual Certificate, and (b) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

            Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

            Section 2.01 Conveyance of Mortgage Loans.

            (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-Off Date). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein.

            (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

                  (i) the original Mortgage Note, endorsed by manual or
            facsimile signature in the following form: "Pay to the order of The Bank of New York, as Trustee, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

                  (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Depositor as being a true and correct copy of the Mortgage;

                  (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2002-A, The Bank of New York, as trustee for the holders of the Certificates" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Depositor as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

                  (iv) the originals of all assumption, modification,
            consolidation or extension agreements, if any, with evidence of recording thereon, if any;

                  (v) the original or duplicate original mortgagee title
            insurance policy and all riders thereto;

                  (vi) the original of any guarantee executed in connection with the Mortgage Note;

                  (vii) for each Mortgage Loan which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

                  (viii) the original of any security agreement, chattel
            mortgage or equivalent document executed in connection with the Mortgage; and

                  (ix) for each Mortgage Loan secured by Co-op Shares, the
            originals of the following documents or instruments:

                  (A) The stock certificate;

                  (B) The stock power executed in blank;

                  (C) The executed proprietary lease;

                  (D) The executed recognition agreement;

                  (E) The executed assignment of recognition agreement;

                  (F) The executed UCC-1 financing statement with evidence of recording thereon; and

                  (G) Executed UCC-3 financing statements or other appropriate
            UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), the Depositor has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has caused the Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b). As set forth on Exhibit L attached hereto is a list of all states where recordation is required by either Rating Agency to obtain the initial ratings of the Certificates. The Trustee may rely and shall be protected in relying upon the information contained in such Exhibit L.

            If in connection with any Mortgage Loans, the Depositor cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or the Custodian on behalf of the Trustee, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or the Servicer to the Trustee or the Custodian on the Trustee's behalf. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

            As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days thereafter, the Servicer shall (except for any Mortgage which has been recorded in the name of MERS or its designee) (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof and, no recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan or (ii) the recordation of an Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date.

            In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or the Custodian on the Trustee's behalf, will cause the Servicer to deposit in the Servicer Custodial Account the portion of such payment that is required to be deposited in the Servicer Custodial Account pursuant to Section 3.08.

            Section 2.02 Acceptance by the Trustee of the Mortgage Loans. Subject to the provisions of the following paragraph, the Trustee declares that it, or the Custodian as its agent, will hold the documents referred to in
Section 2.01 and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders.

            Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause the Custodian to review, the Mortgage Files in its possession. If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Trustee shall promptly so notify the Servicer and the Depositor, or shall cause the Custodian to promptly so notify the Servicer and the Depositor. In performing any such review, the Trustee or the Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's or the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in
Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. Neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor hereby covenants and agrees that it will promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Depositor does not correct or cure such defect within such period, the Depositor will either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trustee at the Repurchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase shall occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            With respect to each Substitute Mortgage Loan the Depositor shall deliver to the Trustee, for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate and will be retained by the Depositor. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

            The Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to Section 2.04. Upon any such substitution and the deposit to the Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee shall release, or shall direct the Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to the Depositor and shall execute and deliver at the Depositor's direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest title in the Depositor, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

            For any month in which the Depositor substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be deposited into the Certificate Account by the Depositor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

            The Trustee shall retain or shall cause the Custodian to retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Servicer's possession from time to time.

            It is understood and agreed that the obligation of the Depositor to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

            The Trustee or the Custodian, on behalf of the Trustee, shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in
Section 2.01(b)(iv), (vi), (vii) and (viii).

            Section 2.03 Representations, Warranties and Covenants of the Servicer.

            The Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

                  (i) The Servicer is a national banking association duly
            organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer. The Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

                  (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

                  (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

                  (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement.

            The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

            Section 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans.

            The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

                  (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

                  (ii) There are no delinquent taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the lien priority of the related Mortgaged Property.

                  (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee.

                  (iv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

                  (v) All buildings upon the Mortgaged Property are insured by an insurer generally acceptable to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Customary Servicing Procedures and this Agreement. All such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA or FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

                  (vi) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with.

                  (vii) The Mortgage has not been satisfied, canceled,
            subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

                  (viii) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (C) if the Mortgaged Property consists of Co-op Shares, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation, and (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Depositor has the full right to sell and assign the same to the Trustee.

                  (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

                  (x)All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

                  (xi) The proceeds of the Mortgage Loan have been fully
            disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

                  (xii) To the best of the Depositor's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

                  (xiii) The Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (viii)(A) and (B) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Depositor is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

                  (xiv) There is no default, breach, violation or event of
            acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

                  (xv) As of the date of origination of the Mortgage Loan, there had been no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the relating Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

                  (xvi) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

               (xvii) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

                  (xviii) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgaged Loan were disbursed. The Mortgage Loans are 20 to 30-year adjustable rate mortgage loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization.

                  (xix) There is no proceeding pending or, to the Depositor's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

                  (xx) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (B) otherwise by judicial foreclosure. To the best of the Depositor's knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

                  (xxi) The Mortgage Note and Mortgage are on forms acceptable to FNMA or FHLMC.

                  (xxii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (viii) above.

                  (xxiii) The Mortgage File contains an appraisal of the related
            Mortgaged Property, in a form acceptable to FNMA or FHLMC and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

                  (xxiv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

                  (xxv) No Mortgage Loan is a graduated payment mortgage loan, no Mortgage Loan has a shared appreciation or other contingent interest feature, and no Mortgage Loan contains any "buydown" provision.

                  (xxvi) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinance Mortgage Loan.

                  (xxvii) Each Mortgage Loan with a Loan-to-Value Ratio at
            origination in excess of 80% will be subject to a Primary Mortgage Insurance Policy, issued by an insurer acceptable to FNMA or FHLMC, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until Loan-to-Value Ratio of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.

                  (xxviii) To the best of the Depositor's knowledge as of the date of origination of the Mortgage Loan, (A) the Mortgaged Property is lawfully occupied under applicable law, (B) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and (C) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

                  (xxix) The Assignment of Mortgage (except with respect to any
            Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

                  (xxx) All payments required to be made prior to the Cut-Off
            Date for such Mortgage Loan under the terms of the Mortgage Note have been made and no Mortgage Loan has been more than 30 days delinquent more than once in the twelve month period immediately prior to the Cut-Off Date.

                  (xxxi) With respect to each Mortgage Loan, the Depositor or
            Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Trustee or which have been submitted for recording and not yet returned.

                  (xxxii) Immediately prior to the transfer and assignment
            contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

                  (xxxiii) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

                  (xxxiv) The Mortgage Loan was underwritten in accordance with the applicable Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

                  (xxxv) If the Mortgage Loan is secured by a long-term
            residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default,
            (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease in not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

                  (xxxvi) The Mortgaged Property is located in the state
            identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development, or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements; provided, however, that any condominium project or planned unit development generally conforms with the applicable Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling.

                  (xxxvii) The Depositor used no adverse selection procedures in selecting the Mortgage Loan for inclusion in the Trust Estate.

                  (xxxviii) Each Mortgage Loan is a "qualified mortgage" within
            Section 860G(a)(3) of the Code.

                  (xxxix) With respect to each Mortgage where a lost note
            affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

            Notwithstanding the foregoing, no representations or warranties are made by the Depositor as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, Person or entity otherwise affiliated with the Depositor authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Depositor with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

            Upon discovery by either the Depositor, the Servicer, the Trustee or the Custodian that any of the representations and warranties set forth in this
Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Repurchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Repurchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

            Section 2.05 Designation of Interests in the REMIC. The Depositor hereby designates the Classes of Class A Certificates (other than the Class A-R Certificate) and the Classes of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

            Section 2.06 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of the REMIC within the meaning of Section 860G(a)(9) of the Code.

            Section 2.07 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the REMIC is February 25, 2032.

            Section 2.08 Execution and Delivery of Certificates. The Trustee has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which evidence ownership of the entire Trust Estate.

            Section 2.09 Repurchase of Converted Mortgage Loans. The Depositor shall repurchase from the Trust any Converted Mortgage Loan prior to the first Due Date for such Mortgage Loan following the Conversion Date. Any such repurchase shall be at the Repurchase Price. The Repurchase Price for any repurchased Converted Mortgage Loan shall be deposited by the Depositor in the Certificate Account and, upon receipt by the Trustee of written notification of any such deposit signed by an officer of the Depositor, the Trustee shall release to the Depositor the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest in the Depositor legal and beneficial ownership of such Converted Mortgage Loan.


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

            Section 3.01 Servicer to Service Mortgage Loans. For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans, all in accordance with the terms of this Agreement, Customary Servicing Procedures, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement),
(c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. The Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.21. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans it services, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans it services to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the Servicer, shall promptly execute such documents and deliver them to the Servicer.

            In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans it services, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

            The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            Section 3.02 Subservicing; Enforcement of the Obligations of
Servicer.

            (a) The Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.

            (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

            (c) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by the Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

            (d) Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of the Servicer pursuant to Section 8.05.

            Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Servicer and such Subservicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 3.01.

            Section 3.03 Fidelity Bond; Errors and Omissions Insurance.

            The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans it services. These policies must insure the Servicer against losses resulting from dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of FNMA or FHLMC.

            Section 3.04 Access to Certain Documentation.

            The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this Section 3.04 shall limit the obligation of the Servicer to observe any applicable law and the failure of the Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

            Section 3.05 Maintenance of Primary Mortgage Insurance Policy;
Claims.

            With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% or such other Loan-to-Value Ratio as may be required by law, the Servicer responsible for servicing such Mortgage Loan shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Mortgage Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with FNMA requirements. The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Mortgage Insurance Policy is terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Mortgage Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the Servicer shall notify the Trustee in writing, it being understood that the Servicer shall not have any responsibility or liability for any failure to recover under the Primary Mortgage Insurance Policy for such reason. If the Servicer determines that recoveries under the Primary Mortgage Insurance Policy are jeopardized by the financial condition of the insurer, the Servicer shall obtain from another insurer which meets the requirements of this Section 3.05 a replacement insurance policy. The Servicer shall not take any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Mortgage Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

            In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policy in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.09(a), any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the related Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

            The Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Mortgage Insurance, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

            Section 3.06 Rights of the Depositor and the Trustee in Respect of the Servicer.

            The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

            Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.07. The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

            Section 3.07 Trustee to Act as Servicer.

            If the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of the Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to
Section 7.02. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of the Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to any Subservicing Agreement entered into by the Servicer as contemplated by Section
3.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

            The Servicer that is no longer the Servicer hereunder shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party.

            Section 3.08 Collection of Mortgage Loan Payments; Servicer Custodial Account; and Certificate Account.

            (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans it services when the same shall become due and payable. Further, the Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans it services that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan it services and
(ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-Off Date. In the event of any such arrangement, the Servicer shall make Periodic Advances on the related Mortgage Loan in accordance with the provisions of Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

            (b) The Servicer shall establish and maintain the Servicer Custodial Account. The Servicer shall deposit or cause to be deposited into the Servicer Custodial Account, all on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by the Servicer in respect of the Mortgage Loans subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

                  (i) all payments on account of principal of the Mortgage
            Loans, including Principal Prepayments;

                  (ii) all payments on account of interest on the Mortgage
            Loans, net of the Servicing Fee;

                  (iii) (A) all Insurance Proceeds and Liquidation Proceeds,
            other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.09(a) and
            (B) any Insurance Proceeds released from an Escrow Account pursuant to Section 3.09(b)(iv);

                  (iv) any amount required to be deposited by the Servicer
            pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Servicer Custodial Account;

                  (v) any amounts required to be deposited by the Servicer
            pursuant to Section 3.14;

                  (vi) all Repurchase Prices and all Substitution Adjustment
            Amounts received by the Servicer;

                  (vii) Periodic Advances made by the Servicer pursuant to
            Section 3.20 and any payments of Compensating Interest; and

                  (viii) any other amounts required to be deposited hereunder.

            The foregoing requirements for deposits to the Servicer Custodial Account by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be deposited by the Servicer. If the Servicer shall deposit in the Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining the Servicer Custodial Account to withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding. The Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced by the Servicer on behalf of others. Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in the Servicer Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

            (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Account. The Trustee shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

                  (i) the aggregate amount remitted by the Servicer to the
            Trustee pursuant to Section 3.11(a)(viii);

                  (ii) any amount paid by the Trustee pursuant to Section
            3.08(d) in connection with any losses on Permitted Investments with respect to the Certificate Account; and

                  (iii) any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

            If the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Certificate Account. All funds required to be deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of the Servicer.

            (d) Each institution at which the Servicer Custodial Account or the Certificate Account is maintained shall invest the funds therein as directed in writing by the Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and (ii) in the case of the Certificate Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Servicer Custodial Account shall be for the benefit of the Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the Servicer Custodial Account or the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the Servicer Custodial Account or by the Trustee in the Certificate Account, as applicable.

            (e) The Servicer shall give notice to the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by the Servicer not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Servicer, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account not later than 30 days and not more than 45 days prior to any change thereof. The creation of the Servicer Custodial Account shall be evidenced by a certification substantially in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Trustee.

            Section 3.09 Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

            (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the "Escrow Account"), titled "[Insert name of Servicer], in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2002-A and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. The Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged Property and (iii) all amounts representing proceeds of any Primary Mortgage Insurance Policy. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

            (b) Withdrawals of amounts so collected from the Escrow Accounts may be made by the Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by the Servicer pursuant to Section 3.09(c) with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law,
(v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the Trust Estate.

            (c) With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage. The Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The Servicer shall advance any such payments that are not timely paid, but the Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

            Section 3.10 Access to Certain Documentation and Information Regarding the Mortgage Loans.

            The Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

            Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

            Section 3.11 Permitted Withdrawals from the Servicer Custodial Account and Certificate Account.

            (a) The Servicer may from time to time make withdrawals from the Servicer Custodial Account, for the following purposes:

                  (i) to pay to the Servicer (to the extent not previously
            retained), the servicing compensation to which it is entitled pursuant to Section 3.17, and to pay to the Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Servicer Custodial Account;

                  (ii) to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

                  (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made;

                  (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

                  (v) to pay to the purchaser, with respect to each Mortgage
            Loan or REO Property that has been purchased pursuant to Sections 2.02, 2.04 or 2.09, all amounts received thereon after the date of such purchase;

                  (vi) to reimburse the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03;

                  (vii) to withdraw any amount deposited in the Servicer
            Custodial Account and not required to be deposited therein;

                  (viii) on or prior to the Remittance Date, to withdraw an
            amount equal to the related Pool Distribution Amount, the related Trustee Fee and any other amounts due to the Trustee under this Agreement for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the Certificate Account; and

                  (ix) to clear and terminate the Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

            The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Servicer Custodial Account pursuant to clauses (i), (ii),
(iv) and (v). Prior to making any withdrawal from the Servicer Custodial Account pursuant to clause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

            (b) The Trustee shall withdraw funds from the Certificate Account for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the Certificate Account for the following purposes:

                  (i) to pay to itself the Trustee Fee and any other amounts due to the Trustee under this Agreement for the related Distribution
            Date;

                  (ii) to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate
            Account;

                  (iii) to withdraw and return to the Servicer any amount
            deposited in the Certificate Account and not required to be deposited therein; and

                  (iv) to clear and terminate the Certificate Account upon
            termination of the Agreement pursuant to Section 10.01.

            Section 3.12 Maintenance of Hazard Insurance.

            The Servicer shall cause to be maintained for each Mortgage Loan, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of
(i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. The Servicer shall also maintain on REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.

            The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

            Notwithstanding the foregoing, the Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards, (B) name the Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section 3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the Servicer shall deposit in the Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section 3.12 and the amount paid under such blanket policy.

            Section 3.13 Enforcement of Due-On-Sale Clauses; Assumption Agreements.

            (a) Except as otherwise provided in this Section 3.13, when any Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.13 by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

            (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In no event shall the Trustee incur liability for executing any document under this Section 3.13 at the direction of the Servicer. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement may be retained by the Servicer as additional master servicing compensation. Notwithstanding the foregoing, to the extent permissible under applicable law and at the request of the Servicer, the Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to execute any assumption agreement or modification agreement required to be executed by the Trustee under this Section 3.13.

            Section 3.14 Realization Upon Defaulted Mortgage Loans; REO
Property.

            (a) The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer may enter into a special servicing agreement with an unaffiliated Holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates alone or together with other subordinated mortgage pass-through certificates. Such agreement shall be substantially in the form attached hereto as Exhibit K or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

            The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

            With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, the Servicer may rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that the Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the Servicer Custodial Account no later than the close of business on each Determination Date. The Servicer shall perform, with respect to the Mortgage Loans, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by
Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required. The Servicer shall deliver copies of such reports to the Trustee.

            If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A) the Trustee shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" on the REMIC (as defined in Section 860F of the Code) or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding, or (B) the Trustee (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of the REO Disposition Period, an extension of the REO Disposition Period in the manner contemplated by Section 856(e)(3) of the Code. If such an Opinion of Counsel is provided or such an exemption is obtained, the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject the REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. The Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by the Servicer have been made. After delivery of such identification, the Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

            The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

            The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed Periodic Advances and to reimburse the Servicer Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to
Section 3.17.

            (b) The Servicer shall promptly notify the Depositor of any Mortgage Loan which comes into default. The Depositor shall be entitled, at its option, to repurchase (i) any such defaulted Mortgage Loan from the Trust Estate if (a) in the Depositor's judgment, the default is not likely to be cured by the Mortgagor and (b) such Mortgage Loan is 180 days or more delinquent or (ii) any Mortgage Loan in the Trust Estate which pursuant to Section 4(b) of the Mortgage Loan Purchase Agreement the Seller requests the Depositor to repurchase and to sell to the Seller to facilitate the exercise of the Seller's rights against the originator or prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate (less the Servicing Fee Rate for such Mortgage Loan) through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Servicer shall provide to the Trustee the notification required by Section 3.15 and the Trustee or the Custodian shall promptly release to the Depositor the Mortgage File relating to the Mortgage Loan being repurchased.

            Section 3.15 Trustee to Cooperate; Release of Mortgage Files.

            Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven Business Days release the related Mortgage File to the Servicer. The Trustee shall at the Servicer's direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial Account, in which case the Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

            The Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement, upon the request of the Servicer. In addition, upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage, an instrument of satisfaction (or Assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

            Section 3.16 Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee.

            The Servicer shall transmit to the Trustee or, at the direction of the Trustee, the Custodian as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. The documents constituting the Servicing File shall be held by the Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Servicer Custodial Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the Servicer Custodial Account, Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

            Section 3.17 Servicing Compensation.

            The Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) and included in the Trust Estate to retain or withdraw from the Servicer Custodial Account an amount equal to the Servicing Fee for such Distribution Date.

            Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the Servicer to the extent not required to be deposited in the Servicer Custodial Account pursuant to Section 3.08(b). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

            Notwithstanding the foregoing, with respect to the payment of the Servicing Fee on any Distribution Date, the aggregate Servicing Fee for the Servicer for such Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of (a) the Prepayment Interest Shortfall for such Distribution Date relating to the Mortgage Loans and (b) one-twelfth of 0.25% of the aggregate Stated Principal Balance of such Mortgage Loans for such Distribution Date (any such reduction, "Compensating Interest").

            Section 3.18 Annual Statement as to Compliance.

            The Servicer shall deliver to the Trustee and each Rating Agency on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2002 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (a) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            Section 3.19 Annual Independent Public Accountants' Servicing Statement; Financial Statements.

            The Servicer shall, at its own expense, on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2002 fiscal year, cause a firm of independent public accountants (who may also render other services to the Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee to the effect that such firm has with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

            Section 3.20 Advances.

            The Servicer shall determine on or before each Servicer Advance Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If the Servicer determines it is required to make a Periodic Advance, it shall, on or before the Servicer Advance Date, either (a) deposit into the Servicer Custodial Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the Servicer Custodial Account that any portion of the Amount Held for Future Distribution in the Servicer Custodial Account has been used by the Servicer in discharge of its obligation to make any such Periodic Advance. Any funds so applied shall be replaced by the Servicer by deposit in the Servicer Custodial Account no later than the close of business on the Business Day preceding the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.20 as provided in Section 3.11(a). The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. The Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by the Servicer on each Servicer Advance Date no later than the related Remittance Date.

            The Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by the Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

            Section 3.21 Modifications, Waivers, Amendments and Consents.

            (a) Subject to this Section 3.21, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

            (b) The Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

                  (i) affect the amount or timing of any related payment of
            principal, interest or other amount payable thereunder;

                  (ii) in the Servicer's judgment, materially impair the
            security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

                  (iii) otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless, in either case, (A) such Mortgage Loan is 90 days or more past due or
(B) the Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of the Trust Estate and, in either case, such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation. Subject to Customary Servicing Procedures, the Servicer may permit a forbearance for a Mortgage Loan which in the Servicer's judgment is subject to imminent default.

            (c) Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

            (d) The Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Servicer, which amount shall be retained by the Servicer as additional servicing compensation.

            (e) The Servicer shall notify the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Servicer (i) shall deliver to the Trustee a copy thereof and
(ii) shall deliver to the Trustee such document, with evidence of notification upon receipt thereof from the public recording office.

            Section 3.22 Reports to the Securities and Exchange Commission.

            The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, for so long as any Certificates registered under the 1933 Act are outstanding (other than the Current Report on Form 8-K to be filed by the Depositor in connection with computational materials and the initial Current Report on Form 8-K to be filed by the Depositor in connection with the issuance of the Certificates). Upon the request of the Trustee, the Servicer and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

            Section 4.01 Servicer's Certificate.

            Each month, not later than 12:00 noon Eastern time on the Business Day following each Determination Date, the Servicer shall deliver to the Trustee, a Servicer's Certificate (in substance and format mutually acceptable to the Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

            Each such statement shall be provided by the Trustee to any Holder of a Certificate upon request and shall also, to the extent available, include information regarding delinquencies on Mortgage Loans providing such statement, indicating the number and aggregate principal amount of Mortgage Loans which are either one, two, three or more than three months delinquent and the book value of any REO Property.


                                    ARTICLE V

                PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

            Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Servicer's Certificate, the Trustee shall distribute out of the Certificate Account (to the extent funds are available therein) to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02.

            None of the Holders of any Class of Certificates, the Depositor, the Servicer or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

            Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

            Section 5.02 Priorities of Distributions.

            (a) On each Distribution Date, based solely on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the Certificate Account (to the extent funds are available therein) (1) the amounts payable to the Trustee pursuant to Sections 3.11(b)(i) and 3.11(b)(ii) and shall pay such funds to itself, and (2) the Pool Distribution Amount, in an amount as specified in written notice received by the Trustee from the Servicer no later than the related Determination Date, and shall apply such funds from the Certificate Account to distributions on the Certificates in the following order of priority and to the extent of such funds:

                  (i) to each Class of Senior Certificates (other than the Class
            A-5 Certificates until the Distribution Date in December 2006), an amount allocable to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall;

                  (ii) until the Distribution Date in December 2006,
            concurrently to the Class A Certificates (other than the Class A-5 Certificates) and the Class A-5 Certificates, pro rata, based on their respective Senior Principal Distribution Amount and Ratio Strip Principal Amount, (A) to the Class A Certificates (other than the Class A-5 Certificates), in an aggregate amount up to the Senior Principal Distribution Amount, such distribution to be allocated among such Classes in accordance with Section 5.02(b) and (B) to the Class A-5 Certificates in an aggregate amount up to the Ratio Strip Principal Amount and, after the Distribution Date in November 2006, to the Class A Certificates, in an aggregate amount up to the Senior Principal Distribution Amount, such distribution to be allocated among such Classes in accordance with Section 5.02(b);

                  (iii) to the Class A-5 Certificates, any Ratio Strip Deferred
            Amount, up to the Subordinate Principal Distribution Amount for such Distribution Date from amounts otherwise distributable first to the Class B-6 Certificates pursuant to clause (iv)(L) below, second to the Class B-5 Certificates pursuant to clause (iv)(J) below, third to the Class B-4 Certificates pursuant to clause (iv)(H) below, fourth to the Class B-3 Certificates pursuant to clause (iv)(F) below, fifth to the Clause B-2 Certificates pursuant to clause
            (iv)(D) below and finally to the Class B-1 Certificates pursuant to clause (iv)(B) below;

                  (iv) to each Class of Subordinate Certificates, subject to paragraph (d) below, in the following order of priority:

                        (A) to the Class B-1 Certificates, an amount allocable
                  to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                        (B) to the Class B-1 Certificates, an amount allocable
                  to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Ratio Strip Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                        (C) to the Class B-2 Certificates, an amount allocable
                  to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                        (D) to the Class B-2 Certificates, an amount allocable
                  to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Ratio Strip Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                        (E) to the Class B-3 Certificates, an amount allocable
                  to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                        (F) to the Class B-3 Certificates, an amount allocable
                  to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Ratio Strip Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                        (G) to the Class B-4 Certificates, an amount allocable
                  to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                        (H) to the Class B-4 Certificates, an amount allocable
                  to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Ratio Strip Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                        (I) to the Class B-5 Certificates, an amount allocable
                  to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                        (J) to the Class B-5 Certificates, an amount allocable
                  to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Ratio Strip Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                        (K) to the Class B-6 Certificates, an amount allocable
                  to interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                        (L) to the Class B-6 Certificates, an amount allocable
                  to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Ratio Strip Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero; and

                  (v) to the Holder of the Class A-R Certificate, any remaining
            Pool Distribution Amount.

            On any Distribution Date, amounts distributed in respect of Ratio Strip Deferred Amounts will not reduce the Class Certificate Balance of the Class A-5 Certificates.

            All distributions in respect of the Interest Distribution Amount for a Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount," and second with respect to the amount payable pursuant to clause (ii) of such definition.

            (b) (i) On each Distribution Date occurring prior to the Distribution Date in December 2006 and prior to the Senior Credit Support Depletion Date, the amount distributable to the Class A Certificates (other than the Class A-5 Certificates) pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed in the following order of priority:

            first, to the Class A-R Certificate, until its Class Certificate Balance has been reduced to zero; and

                  second, concurrently, 77.2188042793% to the Class A-1
            Certificates, 22.1627017192%, sequentially, to the Class A-2 and Class A-3 Certificates, in that order, and 0.6184940015% to the Class A-4 Certificates, until their Class Certificate Balances have been reduced to zero.

                  (ii) On each Distribution Date occurring prior to the Senior
            Credit Support Depletion Date and on or after the Distribution Date in December 2006, the amount distributable to the Class A Certificates pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed in the following order of priority:

                  first, to the Class A-R Certificate, until its Class
            Certificate Balance has been reduced to zero; and

                  second, concurrently, pro rata, as follows:

                        (a) concurrently, to the Class A-1, Class A-4 and Class
                  A-5 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero; and

                        (b) sequentially, to the Class A-2 and Class A-3
                  Certificates, in that order, until their Class Certificate Balances have been reduced to zero.

            On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount available to be distributed as principal of the Class A Certificates (other than the Class A-5 Certificates if the Senior Credit Depletion Date occurs prior to the December 2006 Distribution Date) shall be distributed concurrently, as principal, on such Classes (other than the Class A-5 Certificates if the Senior Credit Depletion Date occurs prior to the December 2006 Distribution Date), pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

            (c) On each Distribution Date, Accrued Certificate Interest for each Class of Certificates for such Distribution Date shall be reduced by such Class's pro rata share, based on such Class's Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this
Section 5.02(c), of (A) Non-Supported Interest Shortfalls, (B) on and after the Senior Credit Support Depletion Date, any Realized Loss allocable to interest and (C) each Relief Act Reduction incurred during the calendar month preceding the month of such Distribution Date.

            (d) Notwithstanding the priority and allocation contained in Section 5.02(a)(iv), (A) if with respect to any Class of Subordinate Certificates on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate Certificates which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Class Certificate Balance of all the Certificates immediately prior to such Distribution Date (the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal will be made to any Classes junior to such Class (the "Restricted Classes"), the Class Certificate Balances of the Restricted Classes will not be used in determining the Pro Rata Share for the Subordinate Certificates that are not Restricted Classes; provided, however, if the aggregate Class Certificate Balances of the Subordinate Certificates that are not Restricted Classes are reduced to zero, then notwithstanding the above, any funds remaining will be distributed sequentially to the Restricted Classes in order of their respective numerical Class designations (beginning with the Class of Restricted Certificates then outstanding with the lowest numerical Class designation) and
(B) if with respect to any Class of Subordinate Certificates on any Distribution Date prior to the Distribution Date in February 2013, the Fractional Interest of such Class is less than twice its Original Fractional Interest and the Senior Prepayment Percentage for such Distribution Date is determined in accordance with clause (ii) or (iii) of the second sentence of the definition of "Senior Prepayment Percentage," the Classes of Subordinate Certificates that have higher numerical designations will receive in respect of clause (ii) of the Subordinate Principal Distribution Amount, an amount equal to the product of their Pro Rata Shares and the percentages set forth in the following table:

Distribution Date Occurring                           Percentage
----------------------------------                   ----------
February 2002 through January 2009                        0%
February 2009 through January 2010                        30%
February 2010 through January 2011                        40%
February 2011 through January 2012                        60%
February 2012 through January 2013                        80%

Each Class of Subordinate Certificates that received its full Pro Rata Share will be allocated any remaining amount in respect of clause (ii) of the Subordinate Principal Distribution Amount, pro rata (based on the Class Certificate Balances of only those Subordinate Certificates that received a full Pro Rata Share).

            Section 5.03 Allocation of Losses.

            (a) On or prior to each Determination Date, the Servicer shall inform the Trustee in writing with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient Valuation or a Debt Service Reduction, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses. Based on such information, the Trustee shall determine the total amount of Realized Losses with respect to the related Distribution Date.

            The principal portion of Realized Losses with respect to any Distribution Date shall be allocated as follows:

            (i) until the Distribution Date in December 2006, the applicable Ratio Strip Percentage of the principal portion of any Realized Loss with respect to a Discount Mortgage Loan shall be allocated to the Class A-5 Certificates until the Class Certificate Balance thereof is reduced to zero; and

            (ii) the applicable Non-Ratio Strip Percentage of the principal portion of any Realized Loss shall be allocated first to the Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates (other than the Class A-5 Certificates until the December 2006 Distribution Date), pro rata, on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date, until the Class Certificate Balances thereof have been reduced to zero.

            (b) The Class Certificate Balance of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses and Ratio Strip Deferred Amounts on such Distribution Date) exceeds the Adjusted Pool Amount for such Distribution Date.

            After the Senior Credit Support Depletion Date, the Class Certificate Balances of the Senior Certificates in the aggregate (other than the Class Certificate Balance of the Class A-5 Certificates prior to the Distribution Date in December 2006) shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates (other than Class A-5 Certificates prior to the Distribution Date in December 2006) (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the difference between (i) the Adjusted Pool Amount for such Distribution Date and (ii) the Adjusted Pool Amount (Ratio Strip Portion) for such Distribution Date.

            Any such reduction shall be allocated among the Senior Certificates (other than the Class A-5 Certificates prior to the Distribution Date in December 2006) based on the Class Certificate Balances immediately prior to such Distribution Date.

            After the Senior Credit Support Depletion Date, the Class Certificate Balance of the Class A-5 Certificates shall be reduced on each Distribution Date prior to the December 2006 Distribution Date by the amount, if any, by which the Class Certificate Balance of the Class A-5 Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount (Ratio Strip Portion) for such Distribution Date.

            (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

            (d) Any allocation of Realized Losses to a Class of Certificates or any reduction in the Class Certificate Balance of a Class pursuant to Section 5.03(b) above shall be accomplished by reducing the Class Certificate Balance thereof prior to the distributions made on the related Distribution Date in accordance with the definition of "Class Certificate Balance."

            (e) After the Senior Credit Support Depletion Date, on any Distribution Date on which the Class A-4 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class A-4 Certificates will be reduced by the Class A-4 Loss Allocation Amount and, notwithstanding Section 5.03(a)(ii) and Section 5.03(b), the Class Certificate Balance of the Class A-2 Certificates will not be reduced by the Class A-4 Loss Allocation Amount.

            Section 5.04 Statements to Certificateholders.

            (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificates delivered to the Trustee pursuant to Section 4.01, the Trustee shall determine the following information with respect to such Distribution Date:

            (i) the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

            (ii) the amount allocable to interest, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

            (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

            (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

            (v) the Pool Stated Principal Balance for the following Distribution Date;

            (vi) the Senior Percentage, the Class A Percentage, the Subordinate Percentage and the Class B Percentage for the following Distribution Date;

            (vii) the amount of the Servicing Fee paid to or retained by the Servicer with respect to such Distribution Date;

            (viii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

            (ix) the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date;

            (x) the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days
      (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

            (xii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

            (xiii) the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date; and

            (xiv) the aggregate amount of Realized Losses incurred during the preceding calendar month or any Ratio Strip Deferred Amounts for such Distribution Date.

            (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificates, shall prepare and deliver (by mail, fax or electronically) to each Holder of a Certificate, each Rating Agency and the Servicer a statement setting forth the information set forth in Section 5.04(a).

            In the case of information furnished pursuant to clauses (i), (ii) and (ix) of Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

            On each Distribution Date, the Trustee shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date.

            The Trustee may make available each month, to any interested party, the monthly statement to Certificateholders via the Trustee's website.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (i), (ii) and (vii) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

            The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holder of the Residual Certificate for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holder of the Residual Certificate by the Trustee), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of the REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of the REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

            Section 5.05 Tax Returns and Reports to Certificateholders.

            (a) For federal income tax purposes, the REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

            (b) The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to the REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to the REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

            (c) In the first federal income tax return of the REMIC for its short taxable year ending December 31, 2002, REMIC status shall be elected for such taxable year and all succeeding taxable years.

            (d) The Trustee will maintain or cause to be maintained such records relating to the REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

            Section 5.06 Tax Matters Person. The Tax Matters Person shall have the same duties with respect to the REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class A-R Certificate is hereby designated as the Tax Matters Person for the REMIC. By the acceptance of the Class A-R Certificate, such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the REMIC.

            Section 5.07 Rights of the Tax Matters Person in Respect of the Trustee. The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

            Section 5.08 REMIC Related Covenants. For as long as the Trust shall exist, the Trustee, the Depositor and the Servicer shall act in accordance herewith to assure continuing treatment of the Trust Estate as a REMIC and avoid the imposition of tax on the REMIC. In particular:

            (a) The Trustee shall not create, or permit the creation of, any "interests" in the REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates and the Residual Certificate.

            (b) Except as otherwise provided in the Code, (i) the Depositor and the Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in the REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to the REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

            (c) The Trustee shall not accept on behalf of the REMIC any fee or other compensation for services and neither the Trustee nor the Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

            (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.04, 2.09 or 3.14(b)), unless such sale is pursuant to a "qualified liquidation" as defined in Code Section 860F(a)(4)(A) and in accordance with
Article X.

            (e) The Trustee shall maintain books with respect to the Trust on a calendar year taxable year and on an accrual basis.

            Neither the Servicer nor the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that the Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on the REMIC and will not disqualify the Trust Estate from treatment as a REMIC; and, provided further, that the Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.


                                   ARTICLE VI

                                THE CERTIFICATES

            Section 6.01 The Certificates. The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3, A-4, A-5, A-R, B-1, B-2, B-3, B-4, B-5, B-6 and C
(reverse of all Certificates) and shall, on original issue, be executed by the Trustee and shall be countersigned and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in
Section 2.01. The Senior Certificates (other than the Class A-5 and Class A-R Certificates) shall be available to investors in interests representing minimum dollar Certificate Balances of $1,000 and integral multiples of $1 in excess thereof. The Subordinate Certificates and the Class A-5 Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $25,000 and integral dollar multiples of $1 in excess thereof (except one Certificate of such Class may be issued with a different Certificate Balance. The Class A-R Certificate shall be in a minimum denomination of $100. The Senior Certificates (other than the Class A-R Certificate) and the Class B-1, Class B-2 and Class B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

            Section 6.02 Registration of Transfer and Exchange of Certificates.

            (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

            (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Certificates may not be transferred by the Trustee except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            (iii) If (A) (1) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (2) the Trustee or the Depositor is unable to locate a qualified successor, (B) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (C) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the aggregate Class Certificate Balances of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

            (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee or the Servicer, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee and the Servicer of an Opinion of Counsel satisfactory to the Trustee and the Servicer as described above shall be void and of no effect.

            Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

            (f) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

            (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I hereto from the proposed transferee.

            (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

            (v) No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

            (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section
      6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
      Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this
      Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

            (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
      (6) of the Code, information needed to compute the tax imposed under
      Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause
      (vii) shall be reimbursable by the Trust.

            (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

            (g) [Reserved]

            (h) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

            Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 6.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar or any agent of the Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

            Section 7.01 Respective Liabilities of the Depositor and the Servicer. The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

            Section 7.02 Merger or Consolidation of the Depositor or the Servicer. The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Any Person into which the Depositor or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

            Section 7.03 Limitation on Liability of the Depositor, the Servicer and Others. None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or of the Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor and the Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Servicer Custodial Account as provided by Section 3.11.

            Section 7.04 Depositor and Servicer Not to Resign. Subject to the provisions of Section 7.02, neither the Depositor nor the Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.


                                  ARTICLE VIII

                                     DEFAULT

            Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

            (a) any failure by the Servicer to deposit amounts in the Servicer Custodial Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement (other than the payments required to be made under Section 3.20) which continues unremedied for a period of five days; or

            (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

            (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Servicer, or for the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (d) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (e) the failure of the Servicer to remit any Periodic Advance required to be remitted by the Servicer pursuant to Section 3.20 which failure continues unremedied at 3:00 p.m. on the related Distribution Date;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Servicer under this Agreement. If an Event of Default described in clause (e) hereof shall occur, the Trustee shall, by notice to the Servicer, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the Advance which the Servicer failed to make. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, unless and until such time as the Trustee shall appoint a successor Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Servicer in the Servicer Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of the Servicer pursuant hereto, the Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

            Section 8.02 Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            Section 8.03 Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Servicer or any successor Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

            Section 8.04 Action upon Certain Failures of the Servicer and upon Event of Default. In the event that the Trustee shall have actual knowledge of any failure of the Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. If the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

            Section 8.05 Trustee to Act; Appointment of Successor.

            (a) On and after the time the Servicer receives a notice of termination pursuant to Section 8.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 3.07. Notwithstanding anything provided herein to the contrary, under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to the Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that (i) any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

            (b) In connection with the appointment of a successor Servicer or the assumption of the duties of the Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans serviced by the predecessor Servicer as it and such successor shall agree; provided, however, that any Person assuming the duties of the Servicer shall pay to such predecessor an amount equal to the market value of the portion of the Servicing Fee that will accrue in the future due to the Servicing Fee Rate exceeding 0.25% per annum with respect to any Mortgage Loan. The "market value" of such portion of the Servicing Fee shall be determined by Bank of America, N.A., on the basis of at least two quotations from third parties actively engaged in the servicing of single-family mortgage loans. If the successor Servicer does not agree that such market value is a fair price, such successor shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. The market value of the excess portion of the Servicing Fee will then be equal to the average of (i) the lowest figure obtained by Bank of America, N.A., and (ii) the highest figure obtained by the successor Servicer. Payment of the amount calculated above shall be made to Bank of America, N.A., by the successor Servicer no later than the last Business Day of the month in which such successor Servicer becomes entitled to receive the Servicing Fee under this Agreement. In no event will any portion of the Trust Estate be used to pay amounts due to Bank of America, N.A. under this Section 8.05(b).

            (c) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.03.

            Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to the Servicer pursuant to this
Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.


                                   ARTICLE IX

                                   THE TRUSTEE

            Section 9.01 Duties of Trustee.

            (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

            (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

            (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicer and which on their face, do not contradict the requirements of this Agreement;

            (ii) The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

            (iii) The Trustee (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

            (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses (c), (d) and
      (e) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or any officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Servicer, the Depositor or any Certificateholder; and

            (v) Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance as successor Servicer) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 9.02 Certain Matters Affecting the Trustee.

            Except as otherwise provided in Section 9.01:

            (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

            (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders or Certificate or any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

            (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            Section 9.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the execution of, and the counter-signature on the Certificates) shall be taken as the statements of the Depositor or Servicer, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or the Servicer in respect of the Mortgage Loans or deposited into the Servicer Custodial Account, or any other account hereunder (other than the Certificate Account) by the Servicer.

            The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the Depositor or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer), any Subservicer or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer) or any Subservicer taken in the name of the Trustee; the failure of the Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

            Section 9.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Servicer, any Subservicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

            Section 9.05 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A" by S&P and Fitch or
(ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor or the Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

            Section 9.06 Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicer and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicer shall use their best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

            The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicer and the Trustee; the Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

            Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 9.07.

            Section 9.07 Successor Trustee. Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee has been terminated pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

            No successor Trustee shall accept appointment as provided in this
Section 9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

            Upon acceptance of appointment by a successor Trustee as provided in this Section 9.07, the Servicer shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

            Section 9.08 Merger or Consolidation of Trustee. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07.

            In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 9.10 Authenticating Agents. The Trustee may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be The Bank of New York. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

            Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

            Section 9.11 Trustee's Fees and Expenses. The Trustee, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Servicer and (c) arising out of the transfer of any Private Certificate not in compliance with ERISA. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii); provided, however, that the Depositor and the Trustee intend to enter into a separate agreement for custody-related services. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses.

            Section 9.12 Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Servicer. Subject to this Article IX, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

            Section 9.13 Paying Agents. The Trustee may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account and distributions to Certificateholders as provided in Section 3.08 and Section
5.02. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Initially, the Paying Agent shall be The Bank of New York. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

            Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicer, a successor Paying Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

            Section 9.14 Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

            Section 9.15 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

            Section 9.16 Suits for Enforcement. In case an Event of Default or other default by the Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

            Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

            Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.


                                    ARTICLE X

                                   TERMINATION

            Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligation of Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Depositor of all Mortgage Loans and all REO Property remaining in the Trust Estate at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO Property (as determined by the Depositor as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Article X), plus any Class Unpaid Interest Shortfall for any Class of Certificates as well as one month's interest at the related Mortgage Rate on the Stated Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property; provided, however, that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Depositor to repurchase all Mortgage Loans pursuant to (a) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than 10% of the Cut-Off Date Pool Principal Balance. If such right is exercised, the Trustee shall, promptly following payment of the purchase price, release to the Depositor or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Depositor (if exercising its right to purchase the assets of the Trust) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Depositor is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Depositor, the Depositor shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on the Final Distribution Date equal to the purchase price for the related assets of the Trust computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each Class of Certificates, the Class Certificate Balance thereof plus accrued interest thereon in the case of an interest bearing Certificate, and (II) as to the Class A-R Certificate, the amounts, if any, which remain on deposit in the Certificate Account (other than the amounts retained to meet claims) after application pursuant to clause (I) above.

            If all of the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Depositor (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

            Section 10.02 Additional Termination Requirements.

            (a) If the Depositor exercises its purchase option as provided in
Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding:

            (i) within 90 days prior to the Final Distribution Date set forth in the notice given by the Depositor under Section 10.01, the Trustee shall sell all of the assets of the Trust Estate to the Depositor for cash; and

            (ii) the notice given by the Depositor or the Trustee pursuant to
      Section 10.01 shall provide that such notice constitutes the adopting of a plan of complete liquidation of the REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Trustee shall also specify such date in the final tax return of the REMIC.

            (b) By the acceptance of the Residual Certificate, the Holder thereof hereby agrees to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as a REMIC at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on the REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates or the Class B-5 Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect, (v) to reduce the percentage of the Cut-Off Date Pool Principal Balance at which the Depositor will have the option to purchase all the remaining Mortgage Loans in accordance with Section 10.01, provided that such reduction is considered necessary by the Depositor, as evidenced by an Officer's Certificate delivered to the Trustee, to preserve the treatment of the transfer of the Mortgage Loans to the Depositor by the Seller or to the Trust by the Depositor as sale for accounting purposes, and (vi) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

            Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Trust Estate as a REMIC and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Trust Estate as a REMIC.

            Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

            Section 11.02 Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 11.05 Notices. All demands, notices, instructions, directions, requests, and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee may be delivered by facsimile and shall be deemed effective upon receipt) to (a) in the case of the Depositor, Bank of America Mortgage Securities, Inc., 101 South Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial Officer, (b) in the case of the Servicer, Bank of America, N.A., 101 East Main Street, Suite 400, Louisville, Kentucky 40202, Attention: Servicing Manager, with a copy to:
Bank of America, N.A. 101 South Tryon Street, Charlotte, North Carolina, 28255,
Attention: General Counsel and Chief Financial Officer, (c) in the case of the Trustee, 5 Penn Plaza, 16th Floor, New York, New York 10001, Attention:
Corporate Trust - MBS Group (Fax: (212) 328-7620), (d) in the case of Fitch, Fitch, Inc., One State Street Plaza, New York, New York 10004, Attn: Residential Mortgage Surveillance Group; and (e) in the case of S&P, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attn: Mortgage Surveillance Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

            Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 11.07 Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to
Section 6.01 are and shall be deemed fully paid.

            Section 11.08 Access to List of Certificateholders. The Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

            If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

            Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

            Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

            IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.


                                    BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                                       as Depositor


                                       By:
                                           -------------------------------------
                                           Name:  Judy Ford
                                           Title: Vice President


                                    BANK OF AMERICA, N.A.,
                                       as Servicer

                                           -------------------------------------
                                           Name:   Robert J. DeBenedet
                                           Title:  Senior Vice President



                                    THE BANK OF NEW YORK,
                                       as Trustee


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

STATE OF NEW YORK   )
                    )     ss.:
COUNTY OF NEW YORK  )
                    )

            On the 24th day of January, 2002, before me, a notary public in and for the State of New York, personally appeared _________________, known to me who, being by me duly sworn, did depose and say that s/he is a ________________ of The Bank of New York, a New York banking corporation, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of such corporation.



                                       ---------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA   )
                          )     ss.:
COUNTY OF MECKLENBURG     )
                          )

            On the 24th day of January, 2002, before me, a notary public in and for the State of North Carolina, personally appeared Judy Ford, known to me who, being by me duly sworn, did depose and say that she is the Vice President of Bank of America Mortgage Securities, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such corporation.



                                       ---------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA   )
                          )     ss.:
COUNTY OF MECKLENBURG     )
                          )

            On the 24th day of January, 2002, before me, a notary public in and for the State of North Carolina, personally appeared Robert J. DeBenedet, known to me who, being by me duly sworn, did depose and say that he is the Senior Vice President of Bank of America, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed her name thereto by order of the Board of Directors of such corporation.



                                       ---------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

                                 EXHIBIT A-1

                   [FORM OF FACE OF CLASS A-1 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2002-A
                                    Class A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2002-A
                                    Class A-1

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 January 1, 2002

First Distribution Date:      February 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $449,459,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 5B 4

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 24, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in May 2006, interest will accrue at a per annum rate equal to 5.242%. For each Distribution Date occurring after the Distribution Date in May 2006 and prior to the Distribution Date in December 2006, interest will accrue at a rate equal to the lesser of (i) 5.242% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring on and after the Distribution Date in December 2006, interest will accrue at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-2

                   [FORM OF FACE OF CLASS A-2 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2002-A
                                    Class A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2002-A
                                    Class A-2

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 January 1, 2002

First Distribution Date:      February 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $100,000,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 5C 2

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 24, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in May 2006, interest will accrue at a per annum rate equal to 5.242%. For each Distribution Date occurring after the Distribution Date in May 2006 and prior to the Distribution Date in December 2006, interest will accrue at a rate equal to the lesser of (i) 5.242% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring on and after the Distribution Date in December 2006, interest will accrue at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT A-3

                     [FORM OF FACE OF CLASS A-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-A
                                    Class A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-A
                                    Class A-3

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 January 1, 2002

First Distribution Date:      February 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $29,000,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 5D 0

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 24, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in May 2006, interest will accrue at a per annum rate equal to 5.242%. For each Distribution Date occurring after the Distribution Date in May 2006 and prior to the Distribution Date in December 2006, interest will accrue at a rate equal to the lesser of (i) 5.242% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring on and after the Distribution Date in December 2006, interest will accrue at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT A-4

                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-A
                                    Class A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS A-2 CERTIFICATES WILL BE BORNE BY THE CLASS A-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-A
                                    Class A-4

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 January 1, 2002

First Distribution Date:      February 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $3,600,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 5E 8

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 24, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in May 2006, interest will accrue at a per annum rate equal to 5.242%. For each Distribution Date occurring after the Distribution Date in May 2006 and prior to the Distribution Date in December 2006, interest will accrue at a rate equal to the lesser of (i) 5.242% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring on and after the Distribution Date in December 2006, interest will accrue at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT A-5

                     [FORM OF FACE OF CLASS A-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-A
                                    Class A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-A
                                    Class A-5

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 January 1, 2002

First Distribution Date:      February 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,235,746.00

Pass-Through Rate:            Principal Only/Variable

CUSIP No.:                    060506 5F 5

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 24, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class A-5 Certificate represents the right to receive principal only prior to and including the Distribution Date in November 2006. On and after the December 2006 Distribution Date, interest will accrue at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT A-R

                     [FORM OF FACE OF CLASS A-R CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-A
                                    Class A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-A
                                    Class A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 January 1, 2002

First Distribution Date:      February 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $100.00

Initial Class Certificate
Balance of this Class:        $100.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 5G 3

      This certifies that _____________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 24, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in May 2006, interest will accrue at a per annum rate equal to 5.242%. For each Distribution Date occurring after the Distribution Date in May 2006 and prior to the Distribution Date in December 2006, interest will accrue at a rate equal to the lesser of (i) 5.242% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring on and after the Distribution Date in December 2006, interest will accrue at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class A-R Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-1

                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-A
                                    Class B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-A
                                    Class B-1

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 January 1, 2002

First Distribution Date:      February 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $8,410,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 5H 1

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 24, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in May 2006, interest will accrue at a per annum rate equal to 5.242%. For each Distribution Date occurring after the Distribution Date in May 2006 and prior to the Distribution Date in December 2006, interest will accrue at a rate equal to the lesser of (i) 5.242% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring on and after the Distribution Date in December 2006, interest will accrue at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-2

                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-A
                                    Class B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-A
                                    Class B-2

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 January 1, 2002

First Distribution Date:      February 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $3,304,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 5J 7

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 24, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in May 2006, interest will accrue at a per annum rate equal to 5.242%. For each Distribution Date occurring after the Distribution Date in May 2006 and prior to the Distribution Date in December 2006, interest will accrue at a rate equal to the lesser of (i) 5.242% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring on and after the Distribution Date in December 2006, interest will accrue at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-A
                                    Class B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1 AND CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-A
                                    Class B-3

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 January 1, 2002

First Distribution Date:      February 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,703,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 5K 4

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 24, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in May 2006, interest will accrue at a per annum rate equal to 5.242%. For each Distribution Date occurring after the Distribution Date in May 2006 and prior to the Distribution Date in December 2006, interest will accrue at a rate equal to the lesser of (i) 5.242% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring on and after the Distribution Date in December 2006, interest will accrue at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-4

                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-A
                                    Class B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-A
                                    Class B-4

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 January 1, 2002

First Distribution Date:      February 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $601,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 5L 2

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 24, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in May 2006, interest will accrue at a per annum rate equal to 5.242%. For each Distribution Date occurring after the Distribution Date in May 2006 and prior to the Distribution Date in December 2006, interest will accrue at a rate equal to the lesser of (i) 5.242% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring on and after the Distribution Date in December 2006, interest will accrue at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-5

                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-A
                                    Class B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3 AND CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-A
                                    Class B-5

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 January 1, 2002

First Distribution Date:      February 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,201,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 5M 0

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 24, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in May 2006, interest will accrue at a per annum rate equal to 5.242%. For each Distribution Date occurring after the Distribution Date in May 2006 and prior to the Distribution Date in December 2006, interest will accrue at a rate equal to the lesser of (i) 5.242% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring on and after the Distribution Date in December 2006, interest will accrue at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-6

                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-A
                                    Class B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3, CLASS B-4 AND CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-A
                                    Class B-6

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 January 1, 2002

First Distribution Date:      February 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,202,199.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 5N 8

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 24, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in May 2006, interest will accrue at a per annum rate equal to 5.242%. For each Distribution Date occurring after the Distribution Date in May 2006 and prior to the Distribution Date in December 2006, interest will accrue at a rate equal to the lesser of (i) 5.242% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring on and after the Distribution Date in December 2006, interest will accrue at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

      On each Distribution Date, the Trustee shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by Section 10.01 of the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Servicer, the Certificate Registrar and the Trustee and any agent of the Depositor, the Servicer, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the Pool Stated Principal Balance is less than 10% of the Cut-Off Date Pool Principal Balance, the Depositor will have the option to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Pooling and Servicing Agreement. The 10% may be reduced by an amendment to the Pooling and Servicing Agreement without Certificateholder consent under certain conditions set forth in the Pooling and Servicing Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

      Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: January 24, 2002

                                    THE BANK OF NEW YORK,
                                     as Trustee


                                    By
                                      ----------------------------------------
                                          Authorized Signatory






                          CERTIFICATE OF AUTHENTICATION

      This is one of the Class [__] Certificates referred to in the Pooling and Servicing Agreement referenced herein.

                                    THE BANK OF NEW YORK,
                                     as Trustee


                                    By
                                      ----------------------------------------
                                          Authorized Signatory

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                    -------------------------------------
                                    Signature by or on behalf of assignor






                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________ for the account of ___________________, account number _________________________, or, if mailed by check, to______________________________________________________
Applicable statements should be mailed to ___________________________________.

            This information is provided by , the assignee named above, or , as its agent.

                                    EXHIBIT D

                             MORTGAGE LOAN SCHEDULE

BANK OF AMERICA MORTGAGE SECURITIES, INC.
BAMSI 2002-A
MORTGAGE LOAN SCHEDULE


   LOAN              PROPERTY                              LOAN                                 ORIG       INTEREST      ORIGINAL
  NUMBER               TYPE          OCCUPANCY           PURPOSE              DOC TYPE           LTV         RATE         BALANCE
  ------               ----          ---------           -------              --------           ---         ----         -------
0029784675        Single Family       Primary            Purchase             Standard          80.00       6.750         490,800
0099068538             PUD            Primary           Refinance             Standard          80.00       6.875         400,000
0099089443        Single Family       Primary            Purchase             Standard          80.00       5.875         306,320
0099097073        Single Family       Primary            Purchase             Standard          80.00       6.875         490,800
0099116899        Single Family       Primary           Refinance              Reduced          77.66       6.750         481,500
0099134157        Single Family       Primary            Purchase             Standard          89.99       7.000         341,900
0099149940             PUD            Primary            Purchase             Standard          80.00       6.375         320,800
6000846706             PUD           Secondary           Purchase              Reduced          65.00       5.875         599,000
6001243358        Single Family       Primary           Refinance              Reduced          52.50       6.000         441,000
6002019187             PUD            Primary       Cash-out Refinance        Standard          64.51       6.125         500,000
6002163985             PUD            Primary       Cash-out Refinance        Standard          76.08       5.750         350,000
6003344832             PUD            Primary            Purchase               Rapid           70.45       6.625         800,000
6003652564        Single Family       Primary           Refinance               Rapid           63.00       6.000         504,000
6003989107        Single Family       Primary           Refinance              Reduced          53.04       6.250         305,000
6006221060         Condominium        Primary           Refinance               Rapid           79.14       6.250         377,500
6007842351        Single Family       Primary       Cash-out Refinance         Reduced          79.54       6.000         350,000
6008354786             PUD            Primary           Refinance             Standard          38.50       6.250         335,000
6009985315        Single Family      Secondary          Refinance             Standard          79.82       6.125         459,000
6010239850             PUD            Primary           Refinance              Reduced          77.47       6.125         368,000
6010383880        Single Family       Primary           Refinance               Rapid           74.80       6.125         374,000
6011745434             PUD            Primary           Refinance          All Ready Home       52.48       5.875         538,000
6013107476             PUD            Primary       Cash-out Refinance        Standard          80.00       6.250         372,000
6015241406             PUD            Primary       Cash-out Refinance        Standard          75.00       6.250         408,000
6018579034             PUD           Secondary          Refinance               Rapid           57.75       6.000         693,000
6020577620        Single Family       Primary           Refinance             Standard          37.53       6.375         976,000
6021354706        Single Family       Primary           Refinance               Rapid           69.86       6.250         510,000
6022452731        Single Family       Primary       Cash-out Refinance         Reduced          46.66       5.875         350,000
6022694902             PUD            Primary           Refinance               Rapid           80.00       6.750         303,200
6022848961        Single Family       Primary            Purchase             Standard          54.16       6.375         650,000
6024768282        Single Family       Primary           Refinance              Reduced          68.75       6.125         446,900
6025469906             PUD            Primary            Purchase               Rapid           67.84       6.000         848,000
6025987378             PUD            Primary            Purchase               Rapid           80.00       6.125         676,000
6027348991        Single Family       Primary           Refinance              Reduced          54.35       6.250         462,000
6027959052        Single Family       Primary       Cash-out Refinance         Reduced          70.00       6.000         595,000
6029509210         Condominium        Primary           Refinance             Standard          80.00       6.250         412,000
6031765768         Condominium        Primary           Refinance               Rapid           69.52       6.500         365,000
6031984690        Single Family       Primary           Refinance             Standard          62.29       5.875         380,000
6032149608        Single Family       Primary            Purchase               Rapid           80.00       6.250         652,000
6032935386             PUD            Primary           Refinance              Reduced          54.68       5.875         391,000
6033912384         Condominium        Primary           Refinance               Rapid           70.00       5.875         560,000
6034181765        Single Family       Primary           Refinance             Standard          73.77       6.125         516,424
6035495073        Single Family       Primary       Cash-out Refinance        Standard          63.63       5.875         700,000
6037844203        Single Family       Primary           Refinance              Reduced          56.07       6.000         353,300
6039523151        Single Family       Primary           Refinance             Standard          77.43       6.250         302,000
6039737512        Single Family       Primary           Refinance              Reduced          87.00       6.125         478,550
6039989493        Single Family       Primary       Cash-out Refinance         Reduced          66.66       6.000         500,000
6040023662             PUD            Primary           Refinance               Rapid           80.00       6.250         396,000
6040483171        Single Family       Primary           Refinance             Standard          62.59       6.000         579,000
6042401221        Single Family       Primary       Cash-out Refinance        Standard          45.26       6.000         679,000
6042632130        Single Family       Primary            Purchase               Rapid           65.21       5.875         750,000
6043083937             PUD            Primary           Refinance              Reduced          44.76       5.875         385,000
6045321640        Single Family       Primary       Cash-out Refinance          Rapid           63.63       5.750         350,000
6046052491        Single Family       Primary            Purchase             Standard          80.00       6.375         472,000
6046436652             PUD            Primary       Cash-out Refinance         Reduced          70.00       6.250         465,500
6048308412         Condominium        Primary           Refinance          All Ready Home       68.49       6.250         500,000
6048440918        Single Family       Primary           Refinance              Reduced          44.48       6.250         327,000
6049085480             PUD            Primary           Refinance             Standard          46.14       5.875         311,500
6049970111        Single Family       Primary           Refinance               Rapid           80.00       6.250         460,000
6050151262        Single Family       Primary       Cash-out Refinance        Standard          41.66       6.375         750,000
6050203022        Single Family       Primary            Purchase               Rapid           39.13       5.625         450,000
6050342358             PUD           Secondary           Purchase             Standard          70.00       6.750         302,400
6052179063         Condominium        Primary           Refinance              Reduced          39.60       5.750         495,000
6052211932        Single Family       Primary           Refinance          All Ready Home       55.76       6.375         421,000
6054475527        Single Family       Primary       Cash-out Refinance        Standard          66.06       6.125         405,000
6055085366        Single Family       Primary           Refinance             Standard          64.71       6.125         533,900
6055752494        Single Family       Primary       Cash-out Refinance         Reduced          68.92       6.125         672,000
6057414317             PUD            Primary            Purchase             Standard          75.00       6.250         843,750
6057446095        Single Family       Primary            Purchase             Standard          80.00       6.125         593,600
6058390441        Single Family      Secondary          Refinance          All Ready Home       43.03       5.625         581,000
6058895332             PUD            Primary            Purchase              Reduced          80.00       6.375         324,000
6059661535        Single Family       Primary           Refinance             Standard          80.00       6.125         344,000
6059895307        Single Family       Primary           Refinance               Rapid           60.26       6.375         451,950
6060548051             PUD            Primary           Refinance             Standard          69.17       5.500         460,000
6060667737        Single Family       Primary       Cash-out Refinance        Standard          80.00       6.125         344,000
6061068760             PUD            Primary           Refinance          All Ready Home       71.60       6.000         537,000
6062040685         Condominium        Primary            Purchase               Rapid           80.00       6.125         340,000
6062972150         Condominium        Primary           Refinance               Rapid           77.35       5.750         410,000
6063853326        Single Family       Primary            Purchase             Standard          80.00       6.250         329,200
6064190587             PUD            Primary           Refinance              Reduced          54.83       6.125         340,000
6064321356        Single Family       Primary           Refinance             Standard          67.70       6.250         630,000
6065338102        Single Family       Primary            Purchase             Standard          80.00       6.250         438,400
6065957182             PUD            Primary       Cash-out Refinance        Standard          75.00       6.250         397,500
6065957828             PUD            Primary           Refinance             Standard          80.00       5.750         368,000
6067320413        Single Family       Primary           Refinance             Standard          40.74       6.000         550,000
6067673142        Single Family       Primary           Refinance             Standard          67.22       5.500         439,000
6067687175         Condominium        Primary           Refinance              Reduced          74.39       5.875         308,750
6068572822             PUD            Primary       Cash-out Refinance         Reduced          68.00       5.750         340,000
6068996120        Single Family       Primary           Refinance              Reduced          27.81       6.000         445,000
6069906110             PUD            Primary           Refinance               Rapid           77.54       5.875         411,000
6070717936        Single Family       Primary           Refinance              Reduced          80.00       6.000         462,400
6071363110             PUD            Primary           Refinance              Reduced          67.75       5.875         352,300
6071403122             PUD            Primary           Refinance               Rapid           65.33       5.875         562,500
6072135525        Single Family       Primary           Refinance              Reduced          27.22       6.125         490,000
6075309952        Single Family       Primary           Refinance              Reduced          68.38       5.500         444,500
6076185914        Single Family       Primary           Refinance             Standard          61.53       5.750         800,000
6076692091        Single Family      Secondary          Refinance              Reduced          33.95       5.750         407,500
6076776118             PUD            Primary            Purchase               Rapid           78.35       5.750         362,000
6077017991        Single Family       Primary           Refinance               Rapid           71.45       6.000         393,000
6077097100             PUD           Secondary          Refinance             Standard          53.38       6.250         654,000
6077244322        Single Family       Primary           Refinance              Reduced          48.16       6.250         578,000
6077415955        Single Family       Primary           Refinance              Reduced          71.42       6.000         500,000
6078761670        Single Family       Primary           Refinance             Standard          80.00       6.000         640,000
6078884092        Single Family       Primary           Refinance              Reduced          69.96       5.625         361,000
6079492986        Single Family       Primary            Purchase               Rapid           80.00       6.375         500,000
6079699598             PUD            Primary           Refinance               Rapid           68.64       5.750         635,000
6079808959        Single Family       Primary           Refinance              Reduced          47.72       5.875         315,000
6080655597        Single Family       Primary       Cash-out Refinance        Standard          70.00       6.125         560,000
6082927051             PUD            Primary            Purchase              Reduced          80.00       6.250         512,000
6083628237        Single Family       Primary            Purchase               Rapid           80.00       6.500         360,000
6085928296        Single Family       Primary           Refinance              Reduced          38.29       5.875         450,000
6086202576        Single Family       Primary       Cash-out Refinance        Standard          64.14       6.375         433,000
6088394645        Single Family       Primary       Cash-out Refinance         Reduced          68.75       6.250         550,000
6089197096             PUD            Primary       Cash-out Refinance         Reduced          69.83       5.625         477,000
6089543554             PUD            Primary       Cash-out Refinance         Reduced          68.98       6.000         468,687
6089710914         Condominium        Primary           Refinance             Standard          79.95       6.250         328,600
6090003911        Single Family       Primary            Purchase               Rapid           79.20       6.500         400,000
6090066777        Single Family       Primary           Refinance              Reduced          78.87       6.000         560,000
6090915478        Single Family       Primary           Refinance               Rapid           76.92       5.375         750,000
6091842978        Single Family       Primary           Refinance              Reduced          42.33       6.125         635,000
6092241949        Single Family       Primary            Purchase               Rapid           80.00       5.875         496,000
6092825758        Single Family       Primary            Purchase             Standard          89.89       6.500         418,000
6092937405        Single Family      Secondary          Refinance              Reduced          56.19       5.875         340,000
6093279468          Two Family        Primary           Refinance             Standard          43.82       6.000         390,000
6094037667        Single Family      Secondary      Cash-out Refinance        Standard          66.66       6.250         500,000
6094297600        Single Family       Primary           Refinance             Standard          80.00       5.875         420,000
6095087117        Single Family       Primary       Cash-out Refinance        Standard          64.02       5.875         431,500
6095909187             PUD            Primary            Purchase             Standard          80.00       6.375         627,200
6095931108        Single Family       Primary           Refinance             Standard          75.00       6.125         971,250
6096159477         Condominium       Secondary          Refinance               Rapid           79.28       6.250         371,040
6096308454         Condominium        Primary            Purchase               Rapid           68.96       6.125         950,000
6097193244        Single Family       Primary           Refinance              Reduced          71.64       6.125         480,000
6097212531        Single Family       Primary           Refinance             Standard          52.49       6.500       1,000,000
6097279514        Single Family       Primary           Refinance              Reduced          48.78       6.125         380,500
6097540428             PUD            Primary       Cash-out Refinance        Standard          70.00       5.750         612,500
6098556191        Single Family       Primary            Purchase               Rapid           80.00       6.500         340,000
6098877449        Single Family       Primary           Refinance               Rapid           56.30       5.500         567,000
6099137058             PUD            Primary           Refinance               Rapid           59.56       6.000         545,000
6100425666             PUD            Primary           Refinance              Reduced          69.26       5.875         422,524
6100829735        Single Family       Primary           Refinance              Reduced          71.44       6.125         439,400
6100830014             PUD           Secondary          Refinance              Reduced          37.45       6.125         505,600
6101724125        Single Family       Primary            Purchase              Reduced          80.00       6.125         364,000
6103337835        Single Family       Primary           Refinance               Rapid           37.46       5.125         327,850
6104854978         Condominium        Primary       Cash-out Refinance         Reduced          67.25       6.625         403,500
6105829318         Condominium        Primary           Refinance               Rapid           74.05       6.750         411,000
6105939638        Single Family       Primary       Cash-out Refinance         Reduced          39.47       6.125         750,000
6106098723        Single Family       Primary            Purchase               Rapid           80.00       6.500         364,000
6106930818             PUD            Primary           Refinance              Reduced          56.50       6.125         404,000
6107924489         Condominium        Primary           Refinance              Reduced          78.40       6.375         392,000
6108483360        Single Family       Primary           Refinance               Rapid           68.07       5.875         476,500
6108692507        Single Family       Primary           Refinance              Reduced          59.37       6.000         475,000
6110786784             PUD            Primary       Cash-out Refinance         Reduced          61.67       6.500         422,500
6111524879        Single Family       Primary           Refinance          All Ready Home       56.25       6.250         309,400
6111577539        Single Family       Primary           Refinance          All Ready Home       76.26       6.250         736,000
6111751860        Single Family       Primary       Cash-out Refinance          Rapid           75.00       6.250         322,500
6113007451        Single Family       Primary           Refinance              Reduced          61.06       6.250         403,000
6114706259             PUD            Primary           Refinance             Standard          80.00       5.750         840,000
6114715888        Single Family       Primary       Cash-out Refinance        Standard          80.00       5.875         320,000
6114949800             PUD            Primary       Cash-out Refinance         Reduced          54.66       5.875         410,000
6115025337             PUD            Primary            Purchase               Rapid           74.57       6.625         440,000
6115513274        Single Family       Primary           Refinance              Reduced          53.87       6.250         436,400
6118294831        Single Family       Primary       Cash-out Refinance         Reduced          60.48       6.250         626,000
6118351763             PUD           Secondary          Refinance               Rapid           64.38       6.250         331,600
6119901020        Single Family       Primary           Refinance              Reduced          40.46       5.750         303,500
6120949067        Single Family       Primary           Refinance             Standard          52.30       5.875         420,000
6121893462        Single Family       Primary       Cash-out Refinance          Rapid           55.55       6.375         500,000
6122048959        Single Family       Primary            Purchase              Reduced          79.99       5.875         364,391
6122630434       High-Rise Condo     Secondary          Refinance               Rapid           55.00       6.625         990,000
6122833855        Single Family       Primary            Purchase               Rapid           80.00       6.250         352,000
6123676402         Condominium       Secondary           Purchase              Reduced          43.75       5.875         700,000
6124685733        Single Family       Primary           Refinance               Rapid           51.73       6.250         388,000
6124738771             PUD            Primary           Refinance              Reduced          69.51       5.875         368,444
6124861086        Single Family       Primary           Refinance              Reduced          73.81       6.000         406,000
6125355617        Single Family       Primary            Purchase             Standard          45.45       6.500       1,000,000
6126566360        Single Family       Primary       Cash-out Refinance        Standard          75.00       6.250         307,500
6126586616             PUD            Primary            Purchase               Rapid           79.99       6.250         373,400
6126872149        Single Family       Primary           Refinance              Reduced          66.21       5.750         490,000
6127440680         Condominium        Primary           Refinance              Reduced          62.22       6.125         420,000
6129822521        Single Family       Primary           Refinance              Reduced          61.42       6.125         374,694
6129907835        Single Family       Primary           Refinance              Reduced          64.10       6.000         368,600
6130301457        Single Family       Primary            Purchase               Rapid           64.51       6.000         400,000
6130410407        Single Family       Investor          Refinance             Standard          50.66       6.500         380,000
6130986851        Single Family       Primary            Purchase             Standard          80.00       6.250         488,000
6133376845        Single Family       Primary           Refinance              Reduced          70.98       6.250         504,000
6134217147             PUD            Primary           Refinance               Rapid           65.15       6.000         430,000
6136525869        Single Family       Primary           Refinance          All Ready Home       38.45       5.750         538,400
6137439706        Single Family       Primary           Refinance             Standard          55.16       5.875         662,000
6138128373        Single Family       Primary           Refinance             Standard          72.96       5.750         664,000
6141165149        Single Family       Primary           Refinance               Rapid           63.76       6.250         542,000
6141736683        Single Family       Primary           Refinance             Standard          79.09       6.000         700,000
6142089819        Single Family       Primary           Refinance              Reduced          45.93       5.875         689,000
6142376125        Single Family       Primary            Purchase             Standard          80.00       6.500         400,000
6143362843        Single Family       Primary       Cash-out Refinance          Rapid           29.58       5.875         406,750
6143787338        Single Family       Primary            Purchase               Rapid           80.00       5.875         692,000
6145738735             PUD            Primary       Cash-out Refinance        Standard          76.92       6.000         500,000
6146634347         Condominium       Secondary           Purchase             Standard          80.00       6.625         304,000
6147536772        Single Family       Primary           Refinance               Rapid           54.83       6.125         340,000
6147689340        Single Family       Primary            Purchase             Standard          80.00       6.375         341,600
6148211292       High-Rise Condo      Primary            Purchase               Rapid           76.68       6.750         600,000
6150767165        Single Family       Primary            Purchase             Standard          80.00       5.875         676,000
6151081616             PUD            Primary           Refinance               Rapid           54.85       5.875         960,000
6151390009             PUD            Primary           Refinance             Standard          44.95       6.250         535,000
6152096365             PUD            Primary       Cash-out Refinance         Reduced          66.96       5.875         452,000
6152127533             PUD            Primary           Refinance              Reduced          35.89       5.875         700,000
6153235392        Single Family       Primary            Purchase               Rapid           79.99       6.500         333,600
6153543274        Single Family       Primary            Purchase               Rapid           75.00       5.750         365,250
6155912998             PUD            Primary       Cash-out Refinance          Rapid           74.53       6.625         600,000
6156491240             PUD           Secondary          Refinance             Standard          58.86       5.875         930,000
6156745678         Four Family        Primary           Refinance             Standard          38.60       6.625         888,000
6156786813        Single Family       Primary       Cash-out Refinance         Reduced          50.35       5.875         350,000
6156947555        Single Family       Primary           Refinance               Rapid           80.00       6.625         468,000
6158386174             PUD            Primary           Refinance               Rapid           73.44       6.125         448,000
6158854874        Single Family       Primary           Refinance              Reduced          58.90       5.875         324,000
6159581708         Condominium        Primary           Refinance              Reduced          62.85       5.875         440,000
6161075772             PUD            Primary           Refinance               Rapid           78.25       6.500         426,500
6161267080          Two Family        Primary           Refinance              Reduced          46.60       6.125         699,000
6162034836         Condominium        Primary           Refinance             Standard          80.00       6.250         424,000
6162416736        Single Family       Primary            Purchase               Rapid           80.00       6.000         456,000
6164469881       High-Rise Condo     Secondary          Refinance              Reduced          54.94       5.875         328,000
6165393163        Single Family       Primary            Purchase              Reduced          73.87       5.875         410,000
6166172764        Single Family       Primary            Purchase             Standard          95.00       6.250         388,550
6166280252        Single Family       Primary           Refinance              Reduced          59.93       5.750         494,448
6166915634             PUD            Primary           Refinance              Reduced          69.85       6.250         744,000
6167675716        Single Family       Primary            Purchase             Standard          90.00       5.750         328,500
6168900956             PUD            Primary            Purchase               Rapid           80.00       6.250         356,000
6169075337        Single Family       Primary           Refinance              Reduced          58.87       6.375         325,000
6171401646             PUD            Primary           Refinance              Reduced          56.66       6.250         425,000
6171953661        Single Family       Primary            Purchase               Rapid           79.99       6.125         423,016
6172267491         Condominium        Primary           Refinance               Rapid           66.66       6.375         400,000
6173557338             PUD            Primary           Refinance              Reduced          66.00       6.000         495,000
6174985116        Single Family       Primary       Cash-out Refinance          Rapid           70.00       5.875         385,000
6175657482             PUD            Primary           Refinance              Reduced          45.86       6.125         504,500
6175830402        Single Family       Primary           Refinance             Standard          54.11       6.000         690,000
6176481395         Condominium        Primary           Refinance             Standard          78.94       5.750         525,000
6177305940        Single Family       Primary           Refinance              Reduced          73.97       6.375         395,000
6178474638          Two Family        Primary       Cash-out Refinance        Standard          77.63       5.375         361,000
6179759284        Single Family       Primary            Purchase               Rapid           80.00       6.125         694,800
6181313062        Single Family       Primary            Purchase             Standard          80.00       6.125         492,000
6181424646        Single Family       Primary       Cash-out Refinance          Rapid           59.33       6.250         534,000
6182853710             PUD            Primary           Refinance               Rapid           79.22       6.250         408,000
6183142204        Single Family       Primary       Cash-out Refinance         Reduced          70.00       5.625         385,000
6183881066        Single Family       Primary       Cash-out Refinance        Standard          63.30       6.125         440,000
6185860076        Single Family       Primary           Refinance          All Ready Home       51.63       6.375         630,000
6186592116             PUD            Primary       Cash-out Refinance        Standard          57.52       5.875         604,000
6187135709         Condominium        Primary            Purchase             Standard          80.00       6.250         480,000
6187889016             PUD           Secondary           Purchase              Reduced          80.00       5.750         422,400
6189194506             PUD            Primary           Refinance               Rapid           70.00       6.250         476,000
6191846960        Single Family       Primary           Refinance             Standard          76.44       6.000         422,000
6192393111             PUD            Primary       Cash-out Refinance        Standard          63.63       5.750         350,000
6192972591         Condominium        Primary            Purchase             Standard          80.00       6.375         572,000
6196486218             PUD           Secondary          Refinance          All Ready Home       75.70       5.875         511,000
6198147206        Single Family       Primary       Cash-out Refinance         Reduced          68.49       5.750         500,000
6198614908        Single Family       Primary       Cash-out Refinance        Standard          60.28       6.250         425,000
6202563257         Three Family       Primary           Refinance               Rapid           63.88       5.750         575,000
6204100850        Single Family       Primary       Cash-out Refinance          Rapid           66.66       6.250         700,000
6204773185             PUD            Primary       Cash-out Refinance         Reduced          70.00       6.000         413,700
6205006312        Single Family       Primary           Refinance             Standard          44.85       5.750         314,000
6205631093             PUD            Primary            Purchase              Reduced          80.00       5.500         600,000
6207292894        Single Family       Investor           Purchase             Standard          80.00       6.750         380,000
6208090875        Single Family       Primary       Cash-out Refinance         Reduced          72.72       6.375         440,000
6208789609        Single Family       Primary           Refinance              Reduced          73.27       6.250         425,000
6210012974        Single Family       Primary            Purchase             Standard          80.00       6.375         520,000
6210514508       High-Rise Condo     Secondary          Refinance             Standard          27.82       6.375         417,400
6210855661             PUD            Primary           Refinance              Reduced          80.00       5.500         382,400
6212152315        Single Family       Primary           Refinance               Rapid           43.39       6.000         575,000
6214841709        Single Family       Primary       Cash-out Refinance        Standard          43.24       6.000         320,000
6215372811        Single Family       Primary           Refinance              Reduced          58.61       5.750         644,755
6216757648        Single Family       Primary            Purchase              Reduced          60.00       6.125         336,000
6219073563        Single Family       Primary           Refinance             Standard          50.00       6.000       1,000,000
6219520779             PUD            Primary            Purchase              Reduced          70.00       5.625         675,500
6220134925             PUD            Primary       Cash-out Refinance        Standard          73.30       6.000         335,000
6220509555             PUD            Primary            Purchase               Rapid           80.00       6.625         426,000
6221411447        Single Family       Primary           Refinance              Reduced          66.37       5.625         302,000
6222900307             PUD            Primary            Purchase               Rapid           80.00       6.250         464,000
6223123685             PUD            Primary            Purchase               Rapid           80.00       5.875         628,000
6225060737        Single Family       Primary           Refinance             Standard          49.78       5.875         464,000
6225248639             PUD            Primary           Refinance               Rapid           70.00       5.875         518,000
6226563895        Single Family       Primary            Purchase               Rapid           79.99       5.750         582,361
6226756598             PUD            Primary            Purchase               Rapid           79.99       6.625         479,900
6227233365        Single Family       Primary           Refinance              Reduced          66.06       6.250         495,500
6231231181             PUD            Primary           Refinance               Rapid           80.00       5.750         668,800
6231419208        Single Family       Primary            Purchase               Rapid           80.00       6.500         340,000
6232715000        Single Family       Primary           Refinance              Reduced          52.17       6.250         600,000
6233207759             PUD            Primary           Refinance               Rapid           80.00       6.125         356,000
6233840344        Single Family       Primary       Cash-out Refinance        Standard          80.00       6.375         344,000
6234024906        Single Family       Primary           Refinance              Reduced          80.00       6.000         600,000
6235351373        Single Family       Primary           Refinance              Reduced          21.94       6.125         362,120
6235433577          Two Family        Primary            Purchase             Standard          80.00       6.000         559,200
6235676332        Single Family       Primary       Cash-out Refinance         Reduced          35.60       6.125         534,000
6237282741             PUD            Primary            Purchase              Reduced          80.00       4.750         588,294
6238425356             PUD            Primary           Refinance             Standard          64.78       5.750         460,000
6238603655        Single Family       Primary           Refinance          All Ready Home       70.19       6.375         650,000
6238656513        Single Family       Primary           Refinance             Standard          58.13       6.125         375,000
6239913442       High-Rise Condo     Secondary           Purchase             Standard          70.00       6.375         343,000
6240020203        Single Family       Primary           Refinance               Rapid           78.50       5.875         420,000
6240826021        Single Family       Primary            Purchase             Standard          64.86       6.250         738,500
6241506242        Single Family       Primary           Refinance              Reduced          79.44       6.250         599,800
6242203203             PUD            Primary           Refinance             Standard          65.34       6.000         330,000
6243311856        Single Family       Primary           Refinance               Rapid           48.18       6.125         795,000
6245022394        Single Family       Primary           Refinance              Reduced          22.04       6.250         485,000
6245171662        Single Family       Primary           Refinance             Standard          70.47       6.250         683,600
6246224130             PUD            Primary           Refinance               Rapid           65.38       6.125         850,000
6247113944        Single Family       Primary           Refinance              Reduced          75.00       6.625         549,750
6248755636         Condominium        Primary            Purchase             Standard          80.00       6.375         320,000
6250511893             PUD            Primary            Purchase               Rapid           80.00       6.250         425,600
6252610289        Single Family       Primary           Refinance             Standard          80.00       6.375         544,000
6252696361        Single Family       Primary           Refinance              Reduced          60.22       5.875         371,000
6252807075        Single Family       Primary            Purchase             Standard          80.00       6.500         311,200
6253207457        Single Family       Primary       Cash-out Refinance        Standard          49.96       6.250         657,000
6253866351        Single Family       Primary           Refinance             Standard          75.83       6.250         455,000
6254445650        Single Family      Secondary          Refinance              Reduced          53.91       6.125         303,000
6255432566        Single Family       Primary            Purchase               Rapid           71.51       6.875         565,000
6255960590         Condominium        Primary           Refinance               Rapid           56.29       5.750         380,000
6256632255        Single Family       Primary           Refinance               Rapid           64.58       5.875         387,500
6256804102             PUD            Primary           Refinance              Reduced          75.54       5.125         459,327
6257174182        Single Family       Primary       Cash-out Refinance          Rapid           70.00       6.500         630,000
6257225513             PUD            Primary           Refinance               Rapid           72.12       6.125         631,100
6257738986        Single Family       Primary       Cash-out Refinance         Reduced          70.00       5.750         592,900
6259317532        Single Family       Primary           Refinance               Rapid           72.51       5.500         303,124
6259491303        Single Family       Primary           Refinance               Rapid           76.18       6.000         419,000
6259552062        Single Family       Primary       Cash-out Refinance         Reduced          52.35       5.125         445,000
6260615650             PUD            Primary       Cash-out Refinance         Reduced          74.07       5.875         500,000
6261440348        Single Family       Primary       Cash-out Refinance         Reduced          70.00       6.250         371,000
6261462946         Condominium       Secondary           Purchase             Standard          70.00       5.875         525,000
6262244111        Single Family       Primary           Refinance             Standard          55.55       6.375         350,000
6262336537             PUD            Primary           Refinance               Rapid           62.50       5.750         750,000
6263310721        Single Family       Primary            Purchase             Standard          60.42       6.625       1,000,000
6264040541             PUD            Primary       Cash-out Refinance        Standard          66.68       5.875         406,800
6264365542        Single Family       Primary           Refinance              Reduced          36.72       6.000         330,500
6264430189        Single Family       Primary            Purchase             Standard          72.22       5.625         650,000
6264667715        Single Family       Primary           Refinance              Reduced          41.13       6.000         400,219
6265848900        Single Family       Primary           Refinance               Rapid           80.00       6.125         560,000
6266781753        Single Family       Primary           Refinance               Rapid           77.19       5.750         650,000
6267109251        Single Family       Primary           Refinance               Rapid           71.60       5.625         580,000
6267519533        Single Family       Primary           Refinance             Standard          77.61       6.375         341,500
6267561485             PUD            Primary           Refinance          All Ready Home       56.58       6.125         905,400
6268502728        Single Family      Secondary          Refinance             Standard          48.75       5.750         390,000
6268758882         Condominium        Primary            Purchase             Standard          75.00       6.500         826,500
6269801954        Single Family       Primary           Refinance          All Ready Home       66.34       5.750         544,000
6270551168             PUD            Primary            Purchase              Reduced          80.00       5.500         580,800
6271150275             PUD           Secondary      Cash-out Refinance        Standard          25.75       5.625         850,000
6271672435        Single Family       Primary           Refinance             Standard          61.84       6.250         470,000
6274747135        Single Family       Primary            Purchase             Standard          79.99       6.375         394,437
6275774740        Single Family       Primary           Refinance              Reduced          41.45       6.375         315,068
6275816632             PUD            Primary           Refinance              Reduced          69.33       5.875         312,000
6276169163        Single Family       Primary            Purchase             Standard          95.00       6.500         338,200
6276212047          Two Family        Primary           Refinance             Standard          66.17       6.375         450,000
6276293609        Single Family       Primary           Refinance               Rapid           57.65       5.750         467,000
6277826043        Single Family       Primary            Purchase             Standard          80.00       5.875         420,000
6279584269        Single Family       Primary           Refinance              Reduced          58.87       6.125         365,000
6280722007             PUD            Primary           Refinance              Reduced          73.78       6.000         380,000
6280851517        Single Family       Primary       Cash-out Refinance         Reduced          61.53       6.375         400,000
6281296860             PUD            Primary       Cash-out Refinance         Reduced          62.88       6.375         566,000
6281751047             PUD            Primary           Refinance          All Ready Home       57.02       6.000         690,000
6282375002        Single Family       Primary           Refinance             Standard          78.74       5.875         500,000
6282763959        Single Family       Primary           Refinance              Reduced          66.12       6.125         380,200
6284808182             PUD            Primary            Purchase             Standard          80.00       5.750         608,000
6285590557        Single Family       Primary           Refinance               Rapid           80.00       6.375         512,000
6287431297        Single Family       Primary           Refinance               Rapid           62.84       6.125         817,000
6287554429        Single Family       Primary       Cash-out Refinance        Standard          67.70       6.375         650,000
6288002931         Condominium       Secondary          Refinance             Standard          64.53       6.250         484,000
6288008649        Single Family       Primary           Refinance              Reduced          80.00       6.000         600,000
6288080176        Single Family       Primary           Refinance              Reduced          68.49       6.250         500,000
6288415695        Single Family       Primary            Purchase             Standard          80.00       5.875         377,600
6289380492        Single Family       Primary           Refinance              Reduced          52.66       5.750         395,000
6289515055        Single Family       Primary           Refinance               Rapid           66.50       6.000         798,000
6289610153             PUD            Primary            Purchase               Rapid           80.00       6.125         664,000
6289885292        Single Family       Primary           Refinance              Reduced          65.00       6.500         409,500
6289958917        Single Family       Primary           Refinance              Reduced          36.48       6.250         675,000
6290858155        Single Family       Investor           Purchase               Rapid           80.00       6.375         960,000
6291139266        Single Family       Primary            Purchase               Rapid           80.00       6.500         463,200
6291240163        Single Family       Primary           Refinance             Standard          46.90       6.125         802,000
6291410741             PUD            Primary           Refinance              Reduced          68.00       5.875         323,000
6291425582        Single Family       Primary       Cash-out Refinance         Reduced          66.93       5.500         374,812
6292161095        Single Family       Primary            Purchase               Rapid           67.94       5.125         460,000
6292344667             PUD            Primary       Cash-out Refinance        Standard          49.53       5.875         644,000
6293094709        Single Family       Primary       Cash-out Refinance        Standard          41.96       6.000         640,000
6294427585        Single Family       Primary           Refinance             Standard          80.00       6.375         324,000
6294696858             PUD            Primary            Purchase              Reduced          80.00       6.250         303,600
6295195066             PUD            Primary           Refinance              Reduced          32.47       6.375         682,000
6295198342             PUD            Primary           Refinance              Reduced          42.29       6.375         412,000
6296209809             PUD            Primary           Refinance              Reduced          56.29       5.750         326,500
6296210765        Single Family       Primary           Refinance               Rapid           57.14       5.875       1,000,000
6296235036         Condominium        Primary            Purchase               Rapid           80.00       6.250         383,200
6296492157             PUD            Primary            Purchase             Standard          80.00       6.500         548,000
6296797753        Single Family       Primary           Refinance             Standard          56.68       6.000         500,000
6296853028        Single Family       Primary           Refinance             Standard          75.00       5.875         993,750
6297649706             PUD            Primary           Refinance              Reduced          75.07       6.125         518,000
6297846971             PUD            Primary           Refinance             Standard          79.40       6.250         397,000
6297847599             PUD            Primary           Refinance              Reduced          75.45       6.125         415,000
6298168615        Single Family       Primary       Cash-out Refinance        Standard          80.00       6.125         332,000
6298427110        Single Family       Primary           Refinance             Standard          69.00       6.000         590,000
6298741346        Single Family       Primary           Refinance               Rapid           79.08       6.125         518,000
6298751899        Single Family       Primary           Refinance               Rapid           88.80       5.875         408,500
6299323110        Single Family       Primary       Cash-out Refinance        Standard          48.39       5.875         634,000
6299913670             PUD            Primary       Cash-out Refinance        Standard          60.71       6.000         318,750
6300011464        Single Family       Primary       Cash-out Refinance        Standard          68.97       5.875         369,000
6300149223             PUD            Primary            Purchase             Standard          79.91       6.500         422,000
6302384760        Single Family       Primary           Refinance              Reduced          42.50       6.000         552,509
6305771666             PUD            Primary           Refinance              Reduced          69.99       5.875         538,470
6306441541             PUD            Primary           Refinance               Rapid           65.76       6.000         855,000
6308373643             PUD            Primary            Purchase               Rapid           80.00       5.250         505,600
6308525176        Single Family       Primary       Cash-out Refinance          Rapid           74.11       5.750         315,000
6308912465             PUD            Primary       Cash-out Refinance          Rapid           78.85       5.875         343,000
6309467477             PUD            Primary           Refinance             Standard          79.03       6.500         328,000
6311075276        Single Family       Primary           Refinance             Standard          66.01       6.000         340,000
6311348442        Single Family       Primary           Refinance              Reduced          42.73       6.250         500,000
6311914268             PUD            Primary           Refinance             Standard          37.07       6.000         825,000
6312633305        Single Family       Primary       Cash-out Refinance          Rapid           68.80       5.875         395,600
6313040575             PUD            Primary           Refinance               Rapid           70.17       5.750       1,000,000
6313676535        Single Family       Primary           Refinance              Reduced          27.87       6.125         446,000
6313958040        Single Family       Primary            Purchase             Standard          79.50       6.375         388,000
6321452432        Single Family       Primary           Refinance             Standard          79.19       6.125         689,000
6321629955        Single Family       Primary           Refinance             Standard          73.66       6.250         884,000
6322002426             PUD            Primary           Refinance              Reduced          42.50       5.875         595,000
6322627768        Single Family       Primary       Cash-out Refinance          Rapid           70.00       5.875         525,000
6322924017        Single Family       Primary           Refinance               Rapid           66.13       6.000         992,000
6323451945        Single Family       Primary           Refinance              Reduced          63.83       5.625         316,000
6325908827             PUD            Primary            Purchase             Standard          79.51       6.625         508,000
6327401656        Single Family      Secondary      Cash-out Refinance        Standard          41.66       6.125         500,000
6327901432             PUD            Primary           Refinance             Standard          59.46       5.500         365,718
6327976798        Single Family       Primary       Cash-out Refinance         Reduced          27.14       5.625         461,536
6329505538             PUD            Primary           Refinance             Standard          75.30       6.000         553,500
6330093037             PUD            Primary       Cash-out Refinance          Rapid           52.19       5.375         475,000
6330654358             PUD            Primary            Purchase               Rapid           66.66       5.750         520,000
6330916534         Four Family        Primary            Purchase             Standard          80.00       6.125         604,000
6331655735        Single Family       Primary            Purchase             Standard          80.00       6.125         596,000
6332382974        Single Family      Secondary          Refinance               Rapid           64.79       6.000         622,000
6332508917        Single Family       Primary           Refinance               Rapid           76.44       6.375         451,000
6334287429             PUD            Primary           Refinance             Standard          74.76       6.125         400,000
6334933287             PUD            Primary            Purchase               Rapid           79.93       5.875         748,800
6335023351        Single Family       Primary       Cash-out Refinance          Rapid           32.12       5.750         400,000
6336532350             PUD            Primary           Refinance               Rapid           66.60       5.750         333,000
6336633836             PUD            Primary            Purchase              Reduced          80.00       6.125         304,000
6336934531        Single Family       Primary           Refinance               Rapid           64.72       6.375         712,000
6336936064        Single Family       Investor          Refinance             Standard          30.24       6.500         378,000
6337149626        Single Family       Primary       Cash-out Refinance         Reduced          67.01       5.000         370,614
6337772013        Single Family       Primary            Purchase             Standard          75.00       6.250         363,750
6337775032        Single Family       Investor           Purchase             Standard          61.94       6.500         350,000
6338199158        Single Family       Primary           Refinance          All Ready Home       58.68       6.125         534,000
6340094918        Single Family       Primary       Cash-out Refinance          Rapid           74.75       5.750         385,000
6340343778        Single Family       Primary            Purchase               Rapid           80.00       6.250         414,400
6340785432        Single Family       Primary           Refinance              Reduced          54.79       5.875         589,000
6341871165        Single Family       Primary       Cash-out Refinance        Standard          31.74       6.125         500,000
6341994751        Single Family       Primary           Refinance               Rapid           38.76       5.875         345,000
6343956303         Condominium        Primary            Purchase             Standard          80.00       6.125         352,000
6345303009             PUD            Primary           Refinance             Standard          75.49       6.125         308,000
6345775214             PUD            Primary           Refinance              Reduced          53.73       5.750         360,000
6345805318        Single Family       Primary           Refinance          All Ready Home       34.57       6.250         484,000
6345926510         Condominium        Investor          Refinance               Rapid           70.00       6.625         392,000
6346895102        Single Family       Primary           Refinance              Reduced          37.69       6.000         490,000
6348809614        Single Family      Secondary      Cash-out Refinance         Reduced          70.00       5.750         350,000
6349298668             PUD           Secondary          Refinance             Standard          65.00       6.125         650,000
6349470994        Single Family       Primary           Refinance              Reduced          78.00       6.000         312,000
6349864451        Single Family       Primary           Refinance              Reduced          76.96       6.250         431,000
6352793027             PUD           Secondary           Purchase               Rapid           76.47       5.750         650,000
6353593806             PUD            Primary           Refinance              Reduced          78.90       5.875         323,500
6355372548         Condominium        Primary       Cash-out Refinance          Rapid           75.00       6.375         412,500
6355841526        Single Family       Primary            Purchase             Standard          80.00       5.875         608,000
6356210572             PUD            Primary           Refinance          All Ready Home       68.22       6.000         948,300
6360063637        Single Family       Primary           Refinance              Reduced          64.60       6.250         558,850
6362938877        Single Family      Secondary          Refinance          All Ready Home       74.13       5.875         963,750
6363686673             PUD            Primary            Purchase             Standard          80.00       6.250         832,000
6364176120        Single Family       Primary       Cash-out Refinance        Standard          46.05       6.375         350,000
6364541125             PUD            Primary           Refinance          All Ready Home       47.11       6.250         336,900
6364592631        Single Family       Primary           Refinance             Standard          76.08       5.875         350,000
6364852795             PUD            Primary           Refinance               Rapid           77.43       6.125         363,180
6364942315        Single Family       Primary            Purchase               Rapid           50.00       6.375         600,000
6368245723        Single Family       Primary           Refinance          All Ready Home       65.38       5.125         340,000
6369918534             PUD            Primary           Refinance          All Ready Home       56.32       5.875         352,000
6370029909        Single Family       Primary            Purchase              Reduced          80.00       5.625         304,000
6371588994             PUD            Primary           Refinance              Reduced          40.17       6.125         409,800
6372222049         Condominium        Primary            Purchase              Reduced          70.00       5.500         700,000
6372408754             PUD            Primary           Refinance              Reduced          67.00       6.000         703,500
6372485760        Single Family       Primary           Refinance             Standard          80.00       6.125         374,400
6373631586        Single Family       Primary       Cash-out Refinance         Reduced          68.49       5.875         500,000
6374902655        Single Family       Primary            Purchase             Standard          80.00       6.500         360,000
6377044018             PUD            Primary           Refinance             Standard          78.85       6.250         473,100
6377229866             PUD            Primary           Refinance             Standard          80.00       5.875         320,000
6377585028        Single Family       Primary           Refinance              Reduced          62.50       6.125         750,000
6379346346        Single Family       Primary            Purchase             Standard          80.00       6.375         860,000
6379609321             PUD            Primary       Cash-out Refinance        Standard          75.00       6.125         495,000
6380817418       High-Rise Condo      Primary           Refinance              Reduced          80.00       6.250         416,000
6380848140        Single Family       Primary           Refinance              Reduced          72.23       5.125         451,486
6381118725        Single Family       Primary           Refinance          All Ready Home       22.50       6.250         900,000
6381847935             PUD            Primary           Refinance             Standard          72.50       5.625         870,000
6382387147             PUD            Primary           Refinance              Reduced          70.82       6.125         394,500
6383717870        Single Family       Primary           Refinance             Standard          28.80       5.750         965,000
6384585102        Single Family       Primary       Cash-out Refinance        Standard          74.08       6.000         426,000
6385074114        Single Family       Primary           Refinance             Standard          79.28       6.000         662,000
6385215477        Single Family      Secondary          Refinance              Reduced          70.73       6.500         431,500
6386690462        Single Family       Primary           Refinance             Standard          80.00       6.125         340,000
6386845116        Single Family       Primary           Refinance              Reduced          49.39       6.250         410,000
6387148668        Single Family       Primary       Cash-out Refinance          Rapid           80.00       6.125         312,000
6388161314        Single Family       Primary           Refinance              Reduced          66.63       5.500         443,100
6389052595        Single Family       Primary           Refinance              Reduced          52.00       6.125         350,500
6389334290        Single Family       Primary            Purchase              Reduced          54.54       5.875         450,000
6390296298             PUD            Primary            Purchase              Reduced          86.21       5.375         318,900
6392608052        Single Family       Primary           Refinance               Rapid           52.88       6.375         846,100
6392788169       High-Rise Condo     Secondary          Refinance              Reduced          53.27       6.000         374,000
6393382210             PUD            Primary            Purchase             Standard          80.00       5.875         399,920
6394983446             PUD           Secondary           Purchase              Reduced          80.00       5.875         343,580
6397905479             PUD            Primary       Cash-out Refinance         Reduced          53.84       5.875         511,500
6398448172        Single Family       Primary           Refinance               Rapid           68.69       6.375         395,000
6398697851        Single Family       Primary            Purchase               Rapid           80.00       5.625         596,000
6399963567        Single Family       Primary            Purchase               Rapid           76.92       6.250         750,000
6400510282        Single Family       Primary           Refinance              Reduced          67.62       6.250         398,962
6400584881        Single Family       Primary            Purchase               Rapid           80.00       5.875         489,220
6400896251        Single Family       Primary           Refinance               Rapid           66.66       5.750         650,000
6401340994        Single Family       Primary       Cash-out Refinance         Reduced          43.63       5.625         480,000
6403585844        Single Family       Primary            Purchase              Reduced          80.00       5.875         528,000
6407213138        Single Family       Primary           Refinance               Rapid           74.68       5.750         939,600
6407746905        Single Family       Primary            Purchase             Standard          80.00       6.750         492,000
6409503015        Single Family       Primary           Refinance              Reduced          58.06       6.000         421,000
6409794978             PUD            Primary           Refinance          All Ready Home       63.20       6.250         512,000
6409883482        Single Family       Primary            Purchase             Standard          50.00       6.500         370,000
6411187963        Single Family       Primary           Refinance             Standard          71.42       6.375         550,000
6413984797        Single Family       Primary           Refinance              Reduced          40.75       5.875         432,000
6414283686        Single Family       Primary           Refinance               Rapid           73.37       6.625         311,839
6414502036        Single Family       Primary           Refinance              Reduced          40.10       6.125         381,000
6414907151         Condominium        Primary            Purchase             Standard          90.00       6.125         369,000
6415242293        Single Family       Primary            Purchase             Standard          80.00       5.750         303,200
6416534177             PUD            Primary           Refinance              Reduced          76.45       5.500         368,500
6417177026        Single Family       Primary       Cash-out Refinance        Standard          68.51       5.875         370,000
6418049893        Single Family       Primary       Cash-out Refinance          Rapid           55.55       6.000         500,000
6418769383        Single Family       Primary           Refinance             Standard          80.00       6.250         392,000
6420859487             PUD            Primary           Refinance             Standard          59.89       6.000         560,000
6421148948        Single Family       Primary           Refinance               Rapid           70.28       6.250         994,500
6421169795        Single Family       Primary           Refinance              Reduced          42.69       6.125         555,000
6421512531             PUD            Primary            Purchase              Reduced          80.00       6.625         408,000
6423864377        Single Family       Primary       Cash-out Refinance          Rapid           48.82       6.000         830,000
6424541222        Single Family       Primary            Purchase               Rapid           80.00       6.375         504,000
6424705207             PUD           Secondary      Cash-out Refinance        Standard          54.94       6.125         500,000
6426994403        Single Family       Primary           Refinance             Standard          30.17       5.875         331,952
6428734120        Single Family       Primary           Refinance               Rapid           43.01       5.500       1,000,000
6428849860        Single Family       Primary           Refinance          All Ready Home       72.63       6.125         363,179
6429281972             PUD            Primary           Refinance              Reduced          50.72       6.125         350,000
6430160256        Single Family       Primary           Refinance               Rapid           77.27       6.375         467,500
6431041620        Single Family       Primary            Purchase               Rapid           80.00       6.250         483,200
6431295440        Single Family       Primary           Refinance             Standard          79.49       5.875         504,000
6432203351        Single Family       Primary           Refinance              Reduced          41.17       5.750         700,000
6432306121        Single Family       Primary           Refinance              Reduced          52.01       5.875         572,200
6433347629        Single Family       Primary           Refinance          All Ready Home       58.13       6.000         392,400
6434521180        Single Family       Primary       Cash-out Refinance         Reduced          70.00       5.875         420,000
6435243388             PUD            Primary           Refinance             Standard          74.74       5.875         534,400
6435546558        Single Family       Primary           Refinance          All Ready Home       56.31       6.000         535,000
6438776319         Condominium        Primary            Purchase             Standard          79.99       6.750         369,530
6438937002          Two Family        Primary            Purchase             Standard          80.00       6.000         559,200
6438990530        Single Family       Primary       Cash-out Refinance        Standard          57.77       5.875         650,000
6442315815             PUD            Primary           Refinance             Standard          57.42       6.125         344,000
6442554942        Single Family       Primary           Refinance               Rapid           80.00       6.000         368,000
6443078776        Single Family       Primary           Refinance               Rapid           80.00       6.125         321,600
6443446114             PUD            Primary           Refinance               Rapid           37.27       5.500         671,000
6443770620        Single Family       Primary           Refinance               Rapid           50.71       5.625         355,000
6444568064             PUD            Primary           Refinance              Reduced          65.25       6.000         522,000
6444581737        Single Family       Primary           Refinance               Rapid           74.88       6.000         322,000
6444986100        Single Family       Primary           Refinance               Rapid           80.00       6.125         432,000
6445090563        Single Family       Primary           Refinance              Reduced          58.05       5.750         441,200
6445113472             PUD            Primary           Refinance               Rapid           69.91       6.250         430,000
6446860386             PUD            Primary            Purchase             Standard          79.99       6.625         319,950
6446866094        Single Family      Secondary          Refinance               Rapid           49.25       5.875         463,000
6447371870        Single Family       Primary           Refinance              Reduced          80.00       6.000         496,000
6448313251         Condominium        Primary       Cash-out Refinance        Standard          80.00       6.250         344,000
6448313707        Single Family       Primary       Cash-out Refinance          Rapid           66.12       5.750         410,000
6452078832             PUD            Primary           Refinance               Rapid           77.31       6.125         750,000
6452217109         Condominium        Primary            Purchase              Reduced          80.00       6.375         351,200
6452578724         Condominium        Primary       Cash-out Refinance         Reduced          76.91       5.875         376,900
6453273465        Single Family       Primary           Refinance              Reduced          74.08       6.000         463,000
6456620878        Single Family       Primary       Cash-out Refinance         Reduced          67.36       6.125         640,000
6456920104        Single Family       Primary       Cash-out Refinance          Rapid           79.76       6.375         335,000
6458179469        Single Family       Primary       Cash-out Refinance          Rapid           46.42       5.750         650,000
6460535849             PUD            Primary           Refinance             Standard          80.00       6.000         640,000
6460920298        Single Family       Primary           Refinance               Rapid           49.21       5.750         406,000
6461612985             PUD            Primary           Refinance              Reduced          57.63       5.750         365,954
6462466803        Single Family      Secondary          Refinance              Reduced          73.14       6.000         307,200
6463007473        Single Family       Primary            Purchase               Rapid           80.00       6.250         568,000
6463389236        Single Family       Primary           Refinance          All Ready Home       59.81       5.875         640,000
6464858361        Single Family       Primary           Refinance               Rapid           60.78       6.500         386,000
6466233043             PUD            Primary           Refinance          All Ready Home       38.07       6.500         495,000
6467848187             PUD            Primary           Refinance              Reduced          77.75       5.625         466,500
6469102237             PUD            Primary            Purchase               Rapid           79.99       6.625         353,394
6470409076        Single Family       Primary            Purchase             Standard          70.00       6.250         346,500
6470581114        Single Family       Primary           Refinance              Reduced          48.93       5.875         415,000
6471914439         Condominium        Primary       Cash-out Refinance          Rapid           72.00       6.250         360,000
6473095484             PUD            Primary            Purchase              Reduced          67.52       4.750         380,000
6474624225         Condominium        Primary           Refinance             Standard          80.00       6.625         512,000
6475167463             PUD            Primary           Refinance             Standard          74.83       6.000         446,750
6475683543             PUD            Primary       Cash-out Refinance         Reduced          53.84       5.750         525,000
6475907637        Single Family       Primary           Refinance              Reduced          62.94       6.500         374,500
6477538562        Single Family       Primary           Refinance              Reduced          56.73       5.125         434,000
6480251856             PUD            Primary            Purchase               Rapid           80.00       6.250         380,000
6480433363        Single Family       Primary            Purchase               Rapid           50.33       6.375         304,000
6480492039         Three Family       Primary            Purchase             Standard          80.00       6.500         592,000
6481175716         Four Family        Primary           Refinance             Standard          33.00       6.000         660,000
6481309273         Condominium        Primary           Refinance          All Ready Home       72.97       6.250         343,000
6482036966        Single Family       Primary           Refinance          All Ready Home       60.00       6.250         750,000
6482817852        Single Family       Primary            Purchase               Rapid           53.76       6.500         535,000
6483474984             PUD            Primary           Refinance          All Ready Home       41.97       5.875         671,643
6485855719        Single Family       Primary           Refinance             Standard          80.00       6.500         520,000
6487473552             PUD            Primary           Refinance          All Ready Home       70.00       6.375         455,000
6488122372        Single Family       Primary           Refinance              Reduced          50.00       5.875         340,000
6489272689         Condominium        Primary            Purchase               Rapid           80.00       5.125         543,200
6489373503             PUD            Primary           Refinance               Rapid           89.87       6.250         355,000
6489401213             PUD            Primary            Purchase               Rapid           80.00       5.500         480,000
6491237191         Condominium        Primary           Refinance               Rapid           80.00       5.875         760,000
6491609399        Single Family       Primary       Cash-out Refinance        Standard          36.34       6.000         318,000
6491925951             PUD            Primary           Refinance             Standard          78.37       6.375         580,000
6492147092        Single Family       Primary           Refinance             Standard          75.00       6.500         900,000
6492280851         Condominium        Primary            Purchase               Rapid           80.00       6.250         564,000
6495277326        Single Family       Primary            Purchase               Rapid           80.00       6.250         353,600
6495397249        Single Family       Primary           Refinance               Rapid           58.82       6.625       1,000,000
6496703239        Single Family       Primary           Refinance              Reduced          73.33       5.625         440,000
6497178233         Condominium        Primary            Purchase             Standard          80.00       6.125         304,000
6498730255             PUD            Primary           Refinance              Reduced          73.40       5.750         334,000
6499162839        Single Family       Primary           Refinance              Reduced          47.82       5.750         373,000
6499446232        Single Family       Primary           Refinance              Reduced          79.18       6.375         439,487
6500746596             PUD            Primary            Purchase               Rapid           77.00       5.875         336,875
6500806416        Single Family       Primary            Purchase             Standard          79.96       6.250         779,600
6500851180        Single Family       Primary           Refinance               Rapid           68.28       5.750         437,000
6501142126             PUD            Primary           Refinance              Reduced          65.43       6.000         746,000
6501402736        Single Family       Primary           Refinance               Rapid           68.96       6.250       1,000,000
6502287615        Single Family       Primary       Cash-out Refinance        Standard          30.71       5.875         468,400
6502562686        Single Family      Secondary          Refinance              Reduced          48.28       6.125         603,500
6502802132        Single Family       Primary           Refinance             Standard          69.36       6.250         770,000
6503707751        Single Family       Primary           Refinance               Rapid           57.62       6.125         461,000
6503815893             PUD            Primary       Cash-out Refinance         Reduced          57.76       6.125         320,000
6504200491             PUD            Primary           Refinance               Rapid           59.93       6.375         914,000
6505180544        Single Family       Primary           Refinance             Standard          73.43       5.750         340,000
6505682416        Single Family       Primary            Purchase              Reduced          79.99       6.000         337,600
6507748603             PUD            Primary            Purchase               Rapid           45.94       6.625         340,000
6507749726             PUD           Secondary          Refinance              Reduced          51.28       6.375         400,000
6507858576             PUD            Primary           Refinance              Reduced          45.45       6.000         400,000
6508907851             PUD            Primary           Refinance             Standard          61.22       6.125         750,000
6509607906        Single Family       Primary            Purchase             Standard          80.00       5.875         360,000
6510151464        Single Family       Primary           Refinance               Rapid           77.65       6.250         629,000
6510955518             PUD            Primary       Cash-out Refinance         Reduced          60.00       5.750         534,000
6511503499             PUD            Primary       Cash-out Refinance         Reduced          60.07       5.750         402,500
6511968445             PUD            Primary       Cash-out Refinance        Standard          75.00       5.875         408,750
6513210721        Single Family       Primary           Refinance              Reduced          80.00       6.000         580,000
6513665692             PUD            Primary           Refinance               Rapid           49.04       5.875         613,000
6513913753             PUD            Primary       Cash-out Refinance         Reduced          61.98       6.250         375,000
6515084314        Single Family       Primary           Refinance          All Ready Home       48.55       6.375         320,000
6515300033        Single Family       Primary            Purchase             Standard          80.00       6.250         372,000
6515482716        Single Family       Primary           Refinance              Reduced          77.12       6.125         725,000
6517946254        Single Family       Primary           Refinance               Rapid           50.58       6.125         430,000
6520000990             PUD            Primary           Refinance              Reduced          61.80       6.000         445,000
6522138244        Single Family       Primary       Cash-out Refinance        Standard          80.00       6.000         356,000
6525140445        Single Family       Primary           Refinance               Rapid           67.50       5.625         540,000
6526255838        Single Family       Primary           Refinance             Standard          64.76       6.125         340,000
6527410580        Single Family       Primary           Refinance               Rapid           74.22       6.125         668,000
6528350942        Single Family       Primary           Refinance              Reduced          26.92       6.250         700,000
6528459628        Single Family       Primary       Cash-out Refinance          Rapid           64.44       6.125         435,000
6529618925             PUD            Primary       Cash-out Refinance        Standard          72.68       6.000         314,000
6529691575             PUD            Primary           Refinance          All Ready Home       56.12       6.250         738,000
6530019394        Single Family       Primary           Refinance             Standard          80.00       6.250         500,000
6531085089             PUD            Primary           Refinance          All Ready Home       71.17       6.125         302,500
6531124748        Single Family       Primary            Purchase               Rapid           80.00       5.750         502,400
6531398250         Condominium       Secondary           Purchase               Rapid           80.00       6.375         519,200
6531464698        Single Family       Primary           Refinance             Standard          68.02       5.125         653,000
6531679436        Single Family       Primary       Cash-out Refinance        Standard          48.23       6.000         627,000
6531761671        Single Family       Primary           Refinance              Reduced          80.00       6.125         440,000
6531838941        Single Family       Primary           Refinance               Rapid           49.13       6.125         970,451
6532866693             PUD            Primary            Purchase               Rapid           79.99       6.000         490,054
6533678683        Single Family       Primary       Cash-out Refinance        Standard          70.10       5.875         340,000
6534755274        Single Family       Primary           Refinance             Standard          63.28       6.250         462,000
6535003047             PUD            Primary            Purchase             Standard          80.00       6.625         466,400
6535480682             PUD            Primary            Purchase             Standard          69.13       4.750         560,000
6536002618        Single Family       Primary            Purchase               Rapid           80.00       5.875         350,400
6537814748             PUD            Primary           Refinance          All Ready Home       37.50       6.500         750,000
6538811578        Single Family       Primary       Cash-out Refinance         Reduced          69.01       5.375         352,000
6539043916             PUD            Primary            Purchase             Standard          79.99       6.250         359,150
6539375847             PUD            Primary           Refinance               Rapid           75.00       6.000         472,500
6539679941        Single Family       Primary           Refinance             Standard          67.57       5.875         473,000
6540090732        Single Family       Primary           Refinance               Rapid           73.85       6.125         938,000
6541009319             PUD            Primary           Refinance               Rapid           74.35       5.875         375,500
6545749233         Condominium        Primary       Cash-out Refinance         Reduced          59.25       5.875         400,000
6545868058        Single Family       Primary       Cash-out Refinance         Reduced          70.00       6.000         483,000
6546229318         Condominium        Primary            Purchase               Rapid           80.00       6.625         338,400
6546622603             PUD            Primary            Purchase             Standard          75.00       6.250         847,500
6546908721        Single Family       Primary           Refinance              Reduced          63.90       6.000         351,500
6549081245        Single Family       Primary           Refinance              Reduced          74.29       6.500         396,000
6549318498        Single Family       Primary       Cash-out Refinance        Standard          70.34       6.250         467,800
6549411210        Single Family       Primary           Refinance              Stated           48.96       6.250         612,000
6549478714        Single Family       Primary            Purchase             Standard          80.00       6.625         364,000
6549925102        Single Family       Primary           Refinance             Standard          53.39       5.750         495,000
6551528836        Single Family       Primary       Cash-out Refinance        Standard          70.00       6.375         665,000
6551743849        Single Family       Primary           Refinance             Standard          67.87       6.250         338,000
6552285378         Condominium       Secondary           Purchase              Reduced          69.99       5.875         648,000
6552684448             PUD            Primary           Refinance          All Ready Home       61.13       6.000         363,750
6552828623         Condominium        Primary           Refinance              Reduced          78.35       6.000         333,000
6553974640        Single Family       Primary           Refinance          All Ready Home       66.04       6.125         442,500
6554507357             PUD            Primary           Refinance               Rapid           76.34       6.375         355,000
6556722665         Condominium        Primary           Refinance          All Ready Home       67.91       6.250         499,200
6557051148         Four Family        Primary            Purchase             Standard          74.99       6.125         650,000
6558745623             PUD            Primary       Cash-out Refinance        Standard          60.24       6.375         500,000
6559150567        Single Family       Primary           Refinance              Reduced          78.46       5.875         347,600
6559719692        Single Family       Primary       Cash-out Refinance          Rapid           37.05       6.000         700,000
6561489540        Single Family       Primary           Refinance              Reduced          48.60       5.875         408,300
6562781127             PUD            Primary            Purchase               Rapid           80.00       6.375         588,000
6563451662        Single Family       Primary           Refinance              Reduced          52.44       5.625         471,980
6564238340        Single Family       Primary           Refinance             Standard          55.67       6.125         863,000
6566009632        Single Family       Primary            Purchase              Reduced          80.00       5.625         320,000
6566495906             PUD            Primary            Purchase             Standard          80.00       6.250         700,000
6569289579             PUD            Primary           Refinance              Reduced          48.96       6.125         342,750
6570054863        Single Family       Primary           Refinance              Reduced          72.93       6.125         485,000
6570553500        Single Family       Primary           Refinance              Reduced          63.73       6.000         401,500
6570871605             PUD            Primary           Refinance              Reduced          67.21       5.625         447,000
6571060679             PUD            Primary       Cash-out Refinance        Standard          68.54       6.000         425,000
6571349338        Single Family       Primary           Refinance              Reduced          42.25       5.875         655,000
6572103403        Single Family       Primary           Refinance               Rapid           39.00       5.875         585,000
6572371323        Single Family       Primary           Refinance              Reduced          78.63       6.000         432,500
6572552625             PUD            Primary            Purchase             Standard          79.99       5.875         342,489
6574536063        Single Family       Primary           Refinance          All Ready Home       73.64       6.250         353,500
6575320475        Single Family       Primary           Refinance              Reduced          74.28       6.125         390,000
6580462890        Single Family       Primary           Refinance             Standard          80.00       6.250         504,000
6580770193        Single Family       Primary           Refinance               Rapid           58.72       5.750         461,000
6586792944         Condominium        Primary           Refinance             Standard          64.84       6.375         535,000
6591381709        Single Family       Primary           Refinance             Standard          78.15       6.250         465,000
6591565418        Single Family       Primary       Cash-out Refinance         Reduced          20.83       6.250         500,000
6592781402             PUD            Primary            Purchase              Reduced          80.00       5.375         348,000
6592806019        Single Family       Primary       Cash-out Refinance        Standard          48.35       5.250         677,000
6594421254        Single Family       Primary           Refinance               Rapid           37.00       6.000         370,000
6595009298        Single Family       Primary       Cash-out Refinance          Rapid           35.09       6.000         358,000
6596379815       High-Rise Condo     Secondary           Purchase             Standard          48.48       6.500         400,000
6597822359        Single Family       Primary           Refinance              Reduced          30.40       6.000         380,000
6597828083             PUD            Primary           Refinance             Standard          26.31       6.625       1,000,000
6598297452         Condominium        Primary       Cash-out Refinance        Standard          56.32       6.375         490,000
6598999792        Single Family       Primary       Cash-out Refinance         Reduced          52.46       6.000         425,000
6599122311        Single Family       Primary           Refinance               Rapid           72.68       6.000         690,500
6600861568        Single Family       Primary            Purchase             Standard          80.00       6.250         316,000
6601438846        Single Family       Primary           Refinance               Rapid           80.00       5.875         312,000
6601448787        Single Family       Primary       Cash-out Refinance         Reduced          60.55       5.500         545,000
6605044038        Single Family       Primary           Refinance             Standard          69.12       5.875         553,000
6605640959             PUD            Primary            Purchase               Rapid           80.00       6.625         638,600
6607166128        Single Family       Primary       Cash-out Refinance        Standard          67.54       6.375         385,000
6607239552             PUD            Primary           Refinance              Reduced          55.55       5.875         500,000
6607562276             PUD            Primary            Purchase             Standard          79.99       6.625         630,300
6608211808        Single Family       Primary            Purchase              Reduced          80.00       6.125         476,000
6608929078             PUD            Primary           Refinance              Reduced          63.96       6.125         662,000
6609269276        Single Family       Primary           Refinance              Reduced          73.60       6.000         368,000
6610416288        Single Family       Primary            Purchase               Rapid           80.00       6.375         340,000
6611432219        Single Family       Primary           Refinance             Standard          76.94       6.250         347,800
6611902393        Single Family       Primary       Cash-out Refinance         Reduced          60.38       6.000         618,922
6611944072        Single Family       Primary       Cash-out Refinance        Standard          75.00       5.625         435,000
6612777851         Condominium        Primary           Refinance               Rapid           80.00       6.000         500,000
6615266563        Single Family       Primary            Purchase               Rapid           80.00       6.125         496,800
6615951776        Single Family       Primary       Cash-out Refinance        Standard          57.14       6.125       1,000,000
6616563307        Single Family       Primary       Cash-out Refinance         Reduced          80.00       6.375         364,000
6619677062        Single Family       Primary            Purchase             Standard          80.00       6.625         320,000
6620427150        Single Family       Primary           Refinance             Standard          69.42       5.875         486,000
6620514528        Single Family       Primary           Refinance             Standard          69.61       6.125         456,000
6621365003         Condominium        Primary           Refinance               Rapid           80.00       6.250         500,000
6621767703             PUD            Primary           Refinance              Reduced          75.85       6.125         622,000
6623305445        Single Family       Primary           Refinance          All Ready Home       49.85       5.875         997,000
6623748230        Single Family       Primary           Refinance               Rapid           73.68       6.625         700,000
6624739485        Single Family       Primary       Cash-out Refinance        Standard          52.13       6.000         477,000
6625049132        Single Family       Primary       Cash-out Refinance          Rapid           40.54       5.500         750,000
6625671729             PUD            Primary           Refinance               Rapid           37.16       5.875         892,000
6628696178        Single Family       Primary           Refinance              Reduced          78.13       6.375         672,000
6628967876        Single Family       Primary       Cash-out Refinance          Rapid           74.09       6.375         389,000
6629623999        Single Family       Primary           Refinance               Rapid           75.00       5.875         825,000
6630286018        Single Family       Primary       Cash-out Refinance          Rapid           75.00       6.000         468,750
6632356983        Single Family       Primary            Purchase             Standard          80.00       6.500         960,000
6632436637        Single Family       Primary            Purchase              Reduced          80.00       6.125         399,200
6633024523        Single Family       Primary            Purchase               Rapid           69.93       6.250         388,000
6633175317        Single Family       Primary           Refinance              Reduced          80.00       6.125         572,000
6634967803             PUD            Primary           Refinance             Standard          50.00       6.125         850,000
6635223651        Single Family       Primary            Purchase               Rapid           48.10       6.375         368,000
6635361089        Single Family       Primary       Cash-out Refinance        Standard          39.29       6.000         668,000
6635975987        Single Family       Primary           Refinance               Rapid           79.58       5.750         386,000
6636032598        Single Family       Primary           Refinance             Standard          75.22       6.125         526,555
6636360783             PUD            Primary       Cash-out Refinance        Standard          70.00       6.500         357,000
6637463370             PUD            Primary           Refinance          All Ready Home       38.70       5.750         358,000
6638545308          Two Family        Primary            Purchase               Rapid           80.00       6.625         600,000
6638816220        Single Family       Primary       Cash-out Refinance        Standard          80.00       6.250         372,000
6641704967        Single Family       Primary            Purchase              Reduced          80.00       6.000         572,000
6642186875        Single Family       Primary            Purchase              Reduced          71.42       6.000         500,000
6642828575             PUD            Primary            Purchase               Rapid           80.00       5.375         334,000
6644671858        Single Family       Primary       Cash-out Refinance        Standard          50.31       6.250         400,000
6645469724        Single Family       Primary       Cash-out Refinance        Standard          70.00       6.500         630,000
6646252434             PUD           Secondary          Refinance              Reduced          30.27       5.875         545,000
6646880978             PUD            Primary           Refinance               Rapid           80.00       6.375         472,000
6648576723        Single Family       Primary       Cash-out Refinance         Reduced          76.95       5.750         354,000
6648814454             PUD            Primary           Refinance               Rapid           58.30       5.750         583,000
6649144281             PUD            Primary       Cash-out Refinance          Rapid           68.18       6.125         750,000
6649663454        Single Family       Primary           Refinance              Reduced          41.29       6.000         479,000
6649973523             PUD            Primary           Refinance               Rapid           80.00       6.125         323,200
6649992523             PUD            Primary           Refinance               Rapid           64.24       6.000         318,000
6651641307        Single Family       Primary           Refinance             Standard          80.00       6.125         444,000
6655988381             PUD            Primary       Cash-out Refinance         Reduced          72.22       5.625         390,000
6656369797        Single Family       Primary           Refinance              Reduced          79.65       6.375         346,500
6656967608             PUD            Primary           Refinance              Reduced          75.50       6.250         521,000
6658058802             PUD            Primary            Purchase             Standard          80.00       6.625         321,784
6658745168          Two Family        Primary           Refinance             Standard          69.80       5.875         715,500
6658929333        Single Family       Primary           Refinance               Rapid           75.00       6.250         825,000
6659450875        Single Family       Primary           Refinance             Standard          37.46       5.875         946,000
6659460973             PUD            Primary           Refinance              Reduced          61.32       6.250         383,270
6659554965        Single Family       Primary           Refinance              Reduced          69.81       5.875         373,500
6659909565        Single Family       Primary       Cash-out Refinance        Standard          76.92       6.250         400,000
6660097194        Single Family       Primary           Refinance               Rapid           65.79       6.250         937,575
6660901551        Single Family       Primary           Refinance               Rapid           79.54       6.125         692,000
6663556790        Single Family       Primary            Purchase             Standard          80.00       6.500         408,000
6664483341        Single Family       Primary       Cash-out Refinance          Rapid           58.16       6.000         698,000
6664677736        Single Family       Primary       Cash-out Refinance        Standard          63.73       5.875         392,000
6665488927             PUD            Primary           Refinance          All Ready Home       49.34       6.000         375,000
6665500093             PUD            Primary           Refinance              Reduced          76.50       5.625         306,000
6665898059        Single Family       Primary           Refinance              Reduced          80.00       6.000         480,000
6668819508          Two Family        Primary           Refinance               Rapid           43.91       6.250         650,000
6670696860        Single Family       Primary           Refinance             Standard          61.82       6.375         575,000
6670970281             PUD            Primary            Purchase              Reduced          68.46       5.625         380,000
6671597869        Single Family       Primary           Refinance               Rapid           80.00       6.000         400,000
6672201370             PUD            Primary           Refinance              Reduced          62.45       5.375         318,500
6674278004             PUD            Primary           Refinance             Standard          68.55       6.000         545,000
6674376972        Single Family       Primary            Purchase             Standard          80.00       6.375         360,000
6674425670        Single Family       Primary           Refinance          All Ready Home       33.49       6.500         695,000
6674649477             PUD            Primary       Cash-out Refinance          Rapid           80.00       6.250         398,400
6674668642        Single Family       Primary           Refinance             Standard          73.74       6.125         483,000
6674980138        Single Family       Primary           Refinance              Reduced          26.26       5.750         630,437
6675254020        Single Family       Primary           Refinance             Standard          37.77       5.875         850,000
6677667161             PUD            Primary           Refinance               Rapid           65.97       6.000         649,900
6679472032         Condominium        Primary           Refinance               Rapid           71.82       6.750         589,000
6680748537        Single Family       Primary           Refinance              Reduced          33.09       5.625         695,000
6681903495        Single Family       Primary           Refinance             Standard          78.76       5.875         445,000
6682232084        Single Family       Primary           Refinance              Reduced          74.58       6.250         317,000
6682620494         Three Family       Primary            Purchase             Standard          80.00       6.375         628,000
6683233404        Single Family       Primary           Refinance               Rapid           26.53       6.125         325,000
6683244468             PUD            Primary           Refinance               Rapid           69.52       6.125         365,000
6683482142        Single Family       Primary            Purchase             Standard          79.99       5.875         740,150
6684267237        Single Family       Primary           Refinance              Reduced          63.82       5.500         750,000
6685207364        Single Family       Primary            Purchase               Rapid           80.00       5.500         616,000
6686976264             PUD            Primary       Cash-out Refinance        Standard          49.01       6.000         424,000
6688190336        Single Family       Primary           Refinance               Rapid           80.00       6.250         716,000
6688633657        Single Family       Primary           Refinance          All Ready Home       38.95       5.875         335,000
6689258652        Single Family       Primary            Purchase               Rapid           80.00       6.625         680,800
6689559950        Single Family       Primary            Purchase               Rapid           80.00       6.500         470,000
6689646112        Single Family       Primary       Cash-out Refinance         Reduced          57.61       6.250         749,000
6689745286          Two Family        Primary           Refinance          All Ready Home       72.68       6.000         745,000
6690007403        Single Family       Primary           Refinance              Reduced          30.81       5.500         570,000
6690418139        Single Family       Primary       Cash-out Refinance        Standard          69.98       5.875         450,000
6691372137             PUD            Primary           Refinance              Reduced          75.33       6.125         388,000
6692675470             PUD            Primary       Cash-out Refinance         Reduced          58.00       6.125         435,000
6693413723        Single Family       Primary           Refinance               Rapid           52.98       6.250         336,465
6693898261             PUD            Primary            Purchase              Reduced          79.92       4.750         414,000
6695303674        Single Family       Primary       Cash-out Refinance        Standard          49.68       6.125         409,900
6697082193             PUD            Primary           Refinance             Standard          80.00       6.125         388,000
6699057219             PUD            Primary           Refinance          All Ready Home       62.40       6.250         312,000
6700644740             PUD            Primary           Refinance              Reduced          67.87       6.250         560,000
6701858323        Single Family       Primary           Refinance              Reduced          57.86       6.000         460,000
6702901734        Single Family       Primary           Refinance             Standard          80.00       6.750         328,000
6703072634        Single Family       Primary           Refinance             Standard          53.29       6.250         413,000
6703541935             PUD            Primary            Purchase               Rapid           80.00       5.875         508,000
6704324158             PUD            Primary           Refinance              Reduced          73.01       5.875         474,600
6705481064             PUD           Secondary          Refinance              Reduced          66.85       5.875         585,000
6706005466        Single Family       Primary       Cash-out Refinance          Rapid           65.21       5.750         750,000
6706257208        Single Family       Primary           Refinance               Rapid           79.55       6.000         322,200
6707109663        Single Family      Secondary          Refinance              Reduced          43.85       6.125         500,000
6708383481             PUD            Primary           Refinance               Rapid           80.00       6.375         686,800
6708733966        Single Family       Primary       Cash-out Refinance         Reduced          79.79       6.125         387,000
6709509548        Single Family       Primary       Cash-out Refinance        Standard          46.83       6.125         866,443
6709745126             PUD            Primary            Purchase              Reduced          54.94       5.375         500,000
6711794393             PUD            Primary           Refinance              Reduced          75.50       5.625         302,000
6712055612         Condominium        Primary            Purchase               Rapid           80.00       6.125         440,000
6714248165        Single Family       Primary           Refinance          All Ready Home       38.46       5.125         400,000
6715625031        Single Family       Primary           Refinance              Reduced          48.75       6.000         390,000
6715774326        Single Family       Primary           Refinance              Reduced          64.21       6.250         610,000
6715850662             PUD            Primary           Refinance              Reduced          77.02       6.000         323,500
6715862360        Single Family       Primary           Refinance             Standard          80.00       5.875         404,000
6716774911             PUD            Primary           Refinance               Rapid           45.45       6.000         500,000
6716892507             PUD            Primary           Refinance          All Ready Home       78.38       6.250         470,335
6717226150             PUD            Primary           Refinance             Standard          70.00       6.125         728,000
6717885559        Single Family       Primary       Cash-out Refinance        Standard          68.33       6.500         717,500
6719216449        Single Family       Primary           Refinance              Reduced          73.14       5.125         365,700
6719799543         Condominium        Primary            Purchase              Reduced          80.00       6.125         404,000
6720016457        Single Family       Primary           Refinance               Rapid           51.63       5.875         970,700
6720152500        Single Family       Primary            Purchase              Reduced          79.94       5.875         484,480
6720639449             PUD            Primary           Refinance               Rapid           77.41       5.875         394,800
6720920161        Single Family       Primary       Cash-out Refinance         Reduced          62.80       6.125         380,000
6721985304             PUD            Primary            Purchase               Rapid           61.10       5.000         450,625
6722924740             PUD            Primary            Purchase               Rapid           68.61       6.375         575,000
6722969968        Single Family       Primary           Refinance              Reduced          32.18       6.250         515,000
6723858814        Single Family       Primary           Refinance              Reduced          70.00       6.000         682,500
6724241770        Single Family       Primary            Purchase             Standard          80.00       6.375         476,000
6724383457        Single Family       Primary           Refinance               Rapid           38.82       5.750         450,000
6724512840         Three Family       Primary           Refinance             Standard          48.38       6.375         750,000
6725914235             PUD            Primary            Purchase              Reduced          79.99       5.625         302,957
6726493635        Single Family       Primary           Refinance             Standard          67.86       6.375         492,000
6726666958             PUD            Primary            Purchase              Reduced          80.00       5.875         665,600
6729071826             PUD            Primary       Cash-out Refinance        Standard          30.90       6.000         340,000
6729798329        Single Family       Primary            Purchase               Rapid           80.00       6.250         479,200
6729930583             PUD            Primary       Cash-out Refinance         Reduced          69.42       5.500         545,000
6731202385        Single Family       Primary       Cash-out Refinance         Reduced          72.51       6.125         460,500
6731258122        Single Family       Primary           Refinance              Reduced          38.79       6.125         484,910
6732778870        Single Family       Primary           Refinance              Reduced          51.23       6.000         497,000
6733253337             PUD            Primary           Refinance               Rapid           78.68       5.250         570,500
6733565540        Single Family       Primary       Cash-out Refinance        Standard          74.18       5.875         319,000
6734129486             PUD            Primary           Refinance          All Ready Home       33.17       5.750         340,000
6734874644             PUD            Primary       Cash-out Refinance          Rapid           57.02       5.875         670,000
6735032879        Single Family       Primary           Refinance             Standard          43.28       6.125         541,000
6735036516        Single Family       Primary       Cash-out Refinance        Standard          80.00       6.375         301,600
6735552504             PUD            Primary       Cash-out Refinance          Rapid           63.91       6.375         620,000
6735945484        Single Family       Primary           Refinance               Rapid           79.18       6.125         487,000
6740738338        Single Family       Primary            Purchase              Reduced          68.13       5.250         620,000
6741682196        Single Family       Primary            Purchase               Rapid           80.00       6.000         343,200
6744377075        Single Family      Secondary          Refinance               Rapid           69.23       6.125         900,000
6745424470             PUD            Primary           Refinance             Standard          59.16       6.250         887,500
6746151155             PUD            Primary       Cash-out Refinance         Reduced          68.67       6.000         570,000
6746179941             PUD            Primary           Refinance              Reduced          50.72       6.125         350,000
6747134184             PUD            Primary       Cash-out Refinance          Rapid           65.51       6.000         473,000
6747305727             PUD            Primary       Cash-out Refinance         Reduced          65.00       5.875         650,000
6748481048        Single Family       Primary           Refinance              Reduced          79.80       5.625         335,200
6749244767        Single Family       Primary            Purchase              Reduced          80.00       5.375         343,920
6749871908         Condominium        Primary       Cash-out Refinance          Rapid           80.00       6.000         368,000
6750216183             PUD            Primary           Refinance               Rapid           78.52       5.875         479,000
6750962901        Single Family       Primary           Refinance              Reduced          47.00       5.625         564,000
6752395639        Single Family       Primary           Refinance               Rapid           80.00       5.500         344,000
6752719895        Single Family       Primary           Refinance              Reduced          56.63       6.125         303,000
6753135828             PUD            Primary           Refinance              Reduced          66.82       6.125         467,800
6753868592        Single Family       Primary            Purchase             Standard          95.00       5.875         323,855
6754448808        Single Family       Primary           Refinance              Reduced          72.65       6.375         465,000
6754744701        Single Family       Primary           Refinance              Reduced          55.97       6.250         445,000
6758421413        Single Family       Primary       Cash-out Refinance         Reduced          33.68       5.875         320,000
6759590687        Single Family       Primary       Cash-out Refinance        Standard          54.79       6.000         400,000
6759925354        Single Family       Primary           Refinance               Rapid           64.56       6.250         807,000
6760128279             PUD            Primary           Refinance              Reduced          70.40       5.875         440,000
6760261815             PUD            Primary           Refinance          All Ready Home       63.71       6.500         892,000
6760493160        Single Family       Primary           Refinance              Reduced          62.06       5.750         391,000
6761137139        Single Family       Primary       Cash-out Refinance        Standard          32.25       5.625       1,000,000
6761935201        Single Family       Primary           Refinance               Rapid           69.14       6.125         605,000
6762641071        Single Family       Primary           Refinance              Reduced          45.72       6.125         651,650
6762784996        Single Family       Primary           Refinance              Reduced          70.40       6.000         361,200
6762937529             PUD            Primary           Refinance              Reduced          80.00       6.000         447,200
6762975792             PUD            Primary           Refinance             Standard          70.00       6.125         385,000
6763093520             PUD            Primary           Refinance              Reduced          80.00       5.625         400,000
6763109391        Single Family       Primary       Cash-out Refinance         Reduced          24.51       6.000         407,000
6764639404        Single Family       Primary       Cash-out Refinance         Reduced          51.66       6.000         465,000
6764820939        Single Family       Primary           Refinance              Reduced          79.48       5.875         343,393
6768441427        Single Family       Primary            Purchase               Rapid           80.00       6.500         453,600
6768852292        Single Family       Primary       Cash-out Refinance         Reduced          70.00       6.000         459,200
6768868611        Single Family       Primary            Purchase               Rapid           80.00       6.125         444,000
6768916667        Single Family       Primary           Refinance          All Ready Home       70.00       6.125         420,000
6769201366        Single Family       Primary       Cash-out Refinance        Standard          70.00       5.625         669,900
6770301049        Single Family      Secondary          Refinance               Rapid           66.92       5.875         548,800
6770406749        Single Family       Primary           Refinance             Standard          78.30       6.250         415,000
6773662371             PUD            Primary       Cash-out Refinance        Standard          69.30       5.875         350,000
6774109042        Single Family       Primary            Purchase             Standard          95.00       6.500         337,250
6774385949        Single Family       Primary           Refinance              Reduced          36.15       5.750         307,300
6778338316             PUD            Primary       Cash-out Refinance          Rapid           61.10       6.250         608,000
6780691009             PUD            Primary       Cash-out Refinance          Rapid           52.61       6.000         705,000
6781098980        Single Family      Secondary          Refinance             Standard          36.11       6.000         650,000
6782852765        Single Family       Primary           Refinance              Reduced          43.70       6.000         447,500
6783939777             PUD            Primary            Purchase             Standard          80.00       6.625         302,304
6784651488        Single Family       Primary           Refinance               Rapid           55.34       6.000         357,000
6785385805        Single Family       Primary           Refinance               Rapid           77.39       6.250         743,000
6786689312             PUD            Primary       Cash-out Refinance         Reduced          59.82       6.000         350,000
6787251781        Single Family       Primary            Purchase             Standard          95.00       6.375         399,000
6787744033        Single Family       Primary           Refinance              Reduced          63.28       6.000         462,000
6788788971        Single Family       Primary       Cash-out Refinance         Reduced          54.34       5.875         625,000
6789421804        Single Family       Primary           Refinance               Rapid           66.88       6.000         602,000
6790533209        Single Family       Primary       Cash-out Refinance        Standard          70.61       6.125         465,000
6791195537             PUD            Primary           Refinance               Rapid           56.60       6.250         583,000
6795875167        Single Family       Primary           Refinance             Standard          73.80       5.875         310,000
6797252860        Single Family       Primary            Purchase              Reduced          80.00       5.875         720,000
6799242281             PUD            Primary           Refinance              Reduced          40.94       6.000         348,000
6799490450         Condominium       Secondary           Purchase               Rapid           66.66       5.625       1,000,000
6800794726        Single Family       Primary           Refinance          All Ready Home       47.40       5.625         877,000
6802296357             PUD            Primary            Purchase             Standard          80.00       6.000         395,200
6802350022        Single Family       Investor           Purchase             Standard          80.00       6.625         312,000
6804088539             PUD            Primary            Purchase             Standard          80.00       6.500         420,800
6805241277        Single Family       Primary           Refinance              Reduced          48.91       5.875         362,000
6805824783             PUD            Primary           Refinance               Rapid           56.94       6.375         774,500
6806669898        Single Family       Primary       Cash-out Refinance         Reduced          74.75       6.250         393,600
6807318800         Condominium        Primary           Refinance              Reduced          62.81       6.000         301,500
6807536252        Single Family       Primary       Cash-out Refinance          Rapid           46.35       5.875         324,500
6807539058        Single Family       Primary       Cash-out Refinance        Standard          53.10       6.250         531,098
6808698325        Single Family       Primary           Refinance             Standard          77.77       6.000         420,000
6809637512        Single Family       Primary           Refinance               Rapid           80.00       6.625         540,000
6810184637             PUD            Primary           Refinance               Rapid           80.00       6.250         576,000
6811091021             PUD            Primary            Purchase             Standard          80.00       6.125         387,200
6811221925        Single Family       Primary            Purchase             Standard          80.00       6.500         356,000
6812344510             PUD            Primary           Refinance              Reduced          34.74       6.125         344,000
6812588215        Single Family       Primary            Purchase             Standard          80.00       6.375         384,800
6813773428        Single Family       Primary           Refinance               Rapid           80.00       6.250         380,000
6813878227             PUD           Secondary          Refinance               Rapid           62.94       6.250         321,000
6815028169        Single Family       Primary            Purchase               Rapid           80.00       6.375         360,000
6815029522             PUD            Primary           Refinance          All Ready Home       26.22       6.125         800,000
6815061350        Single Family       Primary       Cash-out Refinance        Standard          69.44       6.375         375,000
6817190157        Single Family       Primary            Purchase               Rapid           80.00       6.500         556,000
6818042464             PUD            Primary       Cash-out Refinance          Rapid           42.50       6.000         425,000
6818754480        Single Family       Primary            Purchase               Rapid           79.52       5.750         332,000
6819347193        Single Family       Primary            Purchase               Rapid           78.12       6.125         750,000
6821923379        Single Family       Primary            Purchase               Rapid           90.00       6.000         388,647
6821927818        Single Family       Primary            Purchase             Standard          94.98       6.625         391,800
6822255250        Single Family      Secondary           Purchase             Standard          80.00       6.625         600,000
6825063115        Single Family       Primary       Cash-out Refinance         Reduced          60.33       5.750         331,822
6825105353        Single Family       Primary           Refinance              Reduced          76.70       6.375         629,000
6827410744        Single Family       Primary           Refinance          All Ready Home       41.37       6.125         993,000
6828550829        Single Family       Primary           Refinance             Standard          59.16       5.875         355,000
6829611752        Single Family       Primary           Refinance              Reduced          68.19       5.750         358,000
6829744934         Condominium        Primary            Purchase               Rapid           80.00       5.750         345,200
6830681695        Single Family       Primary           Refinance              Reduced          58.07       6.500         453,000
6832474362             PUD            Primary       Cash-out Refinance         Reduced          73.68       6.250         490,000
6832880980        Single Family       Investor          Refinance             Standard          33.33       6.125         400,000
6832957655             PUD            Primary           Refinance              Reduced          70.86       5.750         318,895
6833005736             PUD            Primary            Purchase               Rapid           80.00       5.875         575,144
6833453878        Single Family      Secondary           Purchase               Rapid           90.00       5.750         342,000
6834766997        Single Family      Secondary           Purchase             Standard          75.00       5.875         540,000
6834947118          Two Family        Primary       Cash-out Refinance        Standard          70.00       6.500         577,500
6836175320             PUD            Primary           Refinance             Standard          69.74       6.375         557,931
6839247894        Single Family       Primary           Refinance             Standard          70.63       5.875         777,000
6839499537             PUD            Primary           Refinance              Reduced          49.76       6.375         353,300
6839645766             PUD            Primary           Refinance               Rapid           39.19       6.125         607,500
6840087446             PUD            Primary       Cash-out Refinance        Standard          73.95       6.000         355,000
6840767377             PUD            Primary            Purchase              Reduced          58.34       6.375         500,000
6842313121        Single Family       Primary            Purchase             Standard          80.00       6.125         308,000
6842542778        Single Family       Primary           Refinance             Standard          75.00       6.375         750,000
6843486702        Single Family       Primary           Refinance             Standard          60.94       6.250         838,000
6843943793        Single Family       Primary           Refinance              Reduced          75.37       6.000         456,000
6845670055             PUD            Primary           Refinance          All Ready Home       47.57       6.125         785,000
6847042659             PUD            Primary           Refinance              Reduced          78.94       6.250         750,000
6849063786       High-Rise Condo      Primary            Purchase              Reduced          50.00       6.500         415,000
6850697423        Single Family       Primary           Refinance               Rapid           68.00       5.875         612,000
6850902658        Single Family       Primary       Cash-out Refinance        Standard          50.00       6.125         750,000
6851017928             PUD            Primary           Refinance             Standard          79.52       6.125         334,000
6853356613         Condominium        Primary            Purchase             Standard          80.00       6.500         356,000
6853492400        Single Family       Primary            Purchase               Rapid           80.00       6.000         335,920
6856268625        Single Family       Primary           Refinance               Rapid           60.57       5.875         475,500
6856890832        Single Family       Primary           Refinance             Standard          73.47       6.125         514,300
6857981770        Single Family       Primary            Purchase              Reduced          57.89       5.875         550,000
6858754010             PUD            Primary       Cash-out Refinance         Reduced          55.88       6.000         475,000
6859480896        Single Family       Primary       Cash-out Refinance        Standard          74.41       5.875         320,000
6859762905        Single Family       Primary           Refinance              Reduced          55.08       6.250         460,000
6861412309             PUD            Primary           Refinance              Reduced          66.82       6.375         695,000
6861772579             PUD           Secondary           Purchase             Standard          77.92       6.375         448,000
6862674980        Single Family      Secondary          Refinance             Standard          66.66       6.250         900,000
6862794424        Single Family       Primary           Refinance             Standard          71.40       6.125         482,000
6862907570             PUD            Primary           Refinance             Standard          77.17       5.875         355,000
6863491756        Single Family       Primary           Refinance               Rapid           43.54       6.000         860,000
6864005423        Single Family       Primary           Refinance               Rapid           80.00       6.125         340,000
6865068420        Single Family       Primary           Refinance              Reduced          49.05       6.375         336,000
6865621566        Single Family       Primary           Refinance               Rapid           70.42       6.625         500,000
6865658089        Single Family       Primary       Cash-out Refinance        Standard          76.85       6.125         425,000
6867376797        Single Family       Primary           Refinance               Rapid           75.44       5.875         728,000
6867862481             PUD            Primary           Refinance              Reduced          37.48       6.000         506,000
6871062177        Single Family       Primary       Cash-out Refinance        Standard          73.07       6.125         475,000
6873084013             PUD           Secondary          Refinance              Reduced          64.68       5.750         414,000
6874780205             PUD            Primary           Refinance              Reduced          78.43       5.625         400,000
6875183516             PUD            Primary           Refinance             Standard          72.97       5.625         675,000
6875324862             PUD            Primary           Refinance               Rapid           50.21       5.750         347,500
6876763910        Single Family       Primary           Refinance          All Ready Home       62.00       6.000         310,000
6877862984        Single Family       Primary           Refinance             Standard          72.57       6.375         645,900
6878031183        Single Family       Primary            Purchase             Standard          79.91       6.250         483,000
6879798251        Single Family       Primary           Refinance               Rapid           70.88       5.875         650,000
6879818695        Single Family       Primary            Purchase              Reduced          79.83       5.750         463,000
6881327883        Single Family       Primary           Refinance             Standard          79.85       6.125         327,000
6881697756        Single Family       Primary           Refinance             Standard          62.01       5.750         555,000
6882349258             PUD            Primary            Purchase              Reduced          80.00       5.875         328,000
6883017078        Single Family       Primary       Cash-out Refinance        Standard          80.00       5.750         344,000
6884297596        Single Family       Primary           Refinance             Standard          64.76       5.125         696,200
6884592327        Single Family       Primary           Refinance             Standard          65.68       5.750         825,000
6885240033        Single Family       Primary           Refinance          All Ready Home       26.42       5.875         925,000
6886080883        Single Family       Primary            Purchase             Standard          75.00       5.750         975,000
6886355202         Condominium        Primary           Refinance              Reduced          77.02       6.250         712,500
6887365234             PUD            Primary            Purchase             Standard          80.00       6.250         888,000
6888845606             PUD            Primary       Cash-out Refinance        Standard          59.52       5.875         372,000
6891734235             PUD            Primary           Refinance             Standard          77.69       5.750         540,000
6891941244        Single Family       Primary       Cash-out Refinance        Standard          62.53       6.000         444,000
6892070118        Single Family       Primary           Refinance               Rapid           79.25       5.875         317,000
6892637916             PUD           Secondary      Cash-out Refinance        Standard          54.20       5.875         400,000
6893525383        Single Family       Primary       Cash-out Refinance        Standard          53.17       5.875         460,000
6894699393        Single Family       Primary            Purchase               Rapid           80.00       6.500         372,000
6894986733             PUD            Primary           Refinance             Standard          63.45       6.250         533,000
6897006323          Two Family        Primary           Refinance             Standard          25.01       6.000         434,000
6897486871        Single Family       Primary           Refinance             Standard          72.58       6.250         323,000
6897575806        Single Family       Primary           Refinance             Standard          74.38       6.375         729,000
6898992562             PUD            Primary           Refinance              Reduced          68.46       5.750         410,766
6899625807             PUD            Primary           Refinance              Reduced          39.11       5.750         616,100
6899691379             PUD            Primary       Cash-out Refinance         Reduced          23.37       5.875         665,000
6899753658             PUD            Primary           Refinance              Reduced          80.00       5.500         320,000
6901755907        Single Family       Primary            Purchase               Rapid           95.00       6.250         394,250
6901852167        Single Family       Primary           Refinance               Rapid           66.91       6.500         360,000
6901969425             PUD            Primary            Purchase               Rapid           80.00       5.875         360,000
6902092946        Single Family       Primary            Purchase               Rapid           80.00       6.250         540,000
6902617296             PUD            Primary           Refinance               Rapid           51.27       5.750         923,000
6902925343        Single Family       Primary           Refinance             Standard          90.41       6.125         330,000
6903658448             PUD            Primary           Refinance          All Ready Home       73.80       6.125         620,000
6905834567        Single Family       Primary           Refinance               Rapid           52.77       6.375         332,500
6907171869        Single Family      Secondary           Purchase              Reduced          70.00       5.750         318,850
6907263963        Single Family       Primary       Cash-out Refinance        Standard          71.18       5.250         420,000
6908606814        Single Family       Primary           Refinance          All Ready Home       39.67       6.000         615,000
6909189695             PUD            Primary            Purchase               Rapid           80.00       6.000         628,000
6909953058             PUD            Primary            Purchase              Reduced          75.00       6.250         675,000
6910294369             PUD            Primary           Refinance          All Ready Home       37.27       6.125         615,000
6911116306        Single Family       Primary       Cash-out Refinance         Reduced          40.35       6.250         565,000
6913434616         Condominium        Primary           Refinance          All Ready Home       62.37       6.000         577,000
6914364739        Single Family       Primary           Refinance               Rapid           49.31       6.375         863,000
6915729195             PUD            Primary           Refinance              Reduced          74.51       6.250         346,500
6916379347             PUD            Investor          Refinance              Reduced          57.50       6.375         345,000
6917720200        Single Family       Primary           Refinance              Reduced          48.84       6.125         752,200
6917808138        Single Family       Primary            Purchase               Rapid           80.00       5.625         567,512
6917900893        Single Family       Primary           Refinance               Rapid           80.00       6.125         520,000
6918862076        Single Family       Primary       Cash-out Refinance        Standard          75.00       6.250         472,500
6919869807        Single Family       Primary            Purchase             Standard          80.00       6.000         360,000
6920636054        Single Family       Primary       Cash-out Refinance         Reduced          63.75       6.125         306,000
6921413560             PUD            Primary           Refinance              Reduced          74.19       5.875         345,000
6921777998        Single Family       Primary            Purchase             Standard          80.00       6.000         495,200
6921973118             PUD            Primary            Purchase              Reduced          80.00       6.000         360,000
6921983232             PUD            Primary           Refinance              Reduced          80.00       6.125         350,400
6922074080        Single Family       Primary       Cash-out Refinance         Reduced          54.75       6.000         366,970
6922483752             PUD            Primary           Refinance          All Ready Home       36.45       5.875         350,000
6922581878        Single Family       Primary           Refinance               Rapid           80.00       6.250         496,000
6922590093             PUD            Primary            Purchase             Standard          79.99       5.875         637,900
6923484080        Single Family       Primary           Refinance              Reduced          62.61       6.125         397,600
6924693697        Single Family       Primary           Refinance              Reduced          68.69       6.125         463,700
6924725259        Single Family      Secondary          Refinance          All Ready Home       20.00       6.125       1,000,000
6925483429        Single Family       Primary           Refinance              Reduced          23.20       6.000         580,000
6925681568             PUD            Primary           Refinance               Rapid           80.00       6.000         301,600
6926360311        Single Family       Primary            Purchase               Rapid           80.00       6.625         418,000
6926602134         Condominium       Secondary           Purchase             Standard          65.21       6.500         375,000
6927093424        Single Family       Primary            Purchase               Rapid           79.99       4.750         523,872
6928353215        Single Family       Primary       Cash-out Refinance         Reduced          46.80       5.500         550,000
6929754775        Single Family       Primary           Refinance             Standard          77.84       6.000         506,000
6930103376        Single Family       Primary            Purchase               Rapid           80.00       6.000         599,200
6931682899         Condominium        Primary       Cash-out Refinance        Standard          60.62       5.125         485,000
6933355148        Single Family       Primary       Cash-out Refinance         Reduced          62.22       6.125         700,000
6933409226        Single Family       Primary           Refinance          All Ready Home       67.55       6.250         364,800
6933435080             PUD            Primary           Refinance             Standard          80.00       6.125         624,000
6933590348        Single Family       Primary       Cash-out Refinance          Rapid           59.80       6.000         598,000
6934390698        Single Family       Primary           Refinance             Standard          75.00       6.375         825,000
6934433571        Single Family       Primary       Cash-out Refinance        Standard          74.00       6.125         370,000
6934480606        Single Family       Primary           Refinance          All Ready Home       63.43       6.375         498,000
6936265898        Single Family       Primary       Cash-out Refinance        Standard          64.57       6.500         565,000
6936303657        Single Family       Primary           Refinance             Standard          41.06       5.375         554,312
6936511739        Single Family       Primary           Refinance             Standard          68.18       6.250         750,000
6936746699             PUD            Primary       Cash-out Refinance        Standard          57.32       5.875         450,000
6941779974        Single Family       Primary           Refinance              Reduced          79.19       5.875         582,100
6942016418        Single Family       Primary       Cash-out Refinance         Reduced          58.65       6.125         393,000
6942874881        Single Family       Primary       Cash-out Refinance         Reduced          50.00       6.250         340,000
6943668860        Single Family      Secondary          Refinance          All Ready Home       26.68       5.625         507,000
6943855913        Single Family       Primary       Cash-out Refinance         Reduced          67.09       5.375         369,000
6943858735             PUD            Primary       Cash-out Refinance         Reduced          69.23       5.875         450,000
6944040192         Condominium       Secondary           Purchase               Rapid           79.90       6.000         495,000
6944337473        Single Family      Secondary          Refinance               Rapid           70.65       5.875         650,000
6944697561        Single Family       Primary           Refinance               Rapid           71.42       6.125         875,000
6944775326        Single Family       Primary            Purchase             Standard          95.00       6.750         437,000
6947403983        Single Family       Primary           Refinance             Standard          73.97       6.000         325,500
6947740046        Single Family       Primary           Refinance              Reduced          29.55       6.250         591,000
6947740426        Single Family       Primary           Refinance             Standard          78.96       6.125         304,000
6949399593        Single Family       Primary           Refinance               Rapid           75.82       5.750         709,000
6955897530        Single Family       Primary       Cash-out Refinance          Rapid           80.00       6.250         336,000
6955899445        Single Family       Primary       Cash-out Refinance        Standard          62.50       5.250         750,000
6957422394        Single Family       Primary            Purchase              Reduced          80.00       6.500         560,800
6957754820        Single Family       Primary           Refinance             Standard          80.00       6.375         444,000
6957913855        Single Family       Primary       Cash-out Refinance        Standard          76.19       6.500         400,000
6959314409        Single Family       Primary       Cash-out Refinance         Reduced          22.33       6.000         575,000
6959329720             PUD            Primary           Refinance               Rapid           80.00       6.125         680,000
6959686046        Single Family       Primary           Refinance             Standard          34.14       5.500         350,000
6959999225             PUD            Primary           Refinance             Standard          65.73       6.250         410,830
6960427703        Single Family       Primary           Refinance              Reduced          64.00       6.375         336,000
6961840953             PUD            Primary            Purchase              Reduced          79.20       5.500         400,000
6962167703             PUD            Primary            Purchase             Standard          79.99       6.500         688,577
6963247470        Single Family       Primary       Cash-out Refinance         Reduced          59.45       6.000         550,000
6963965121        Single Family       Primary           Refinance              Reduced          44.38       6.000         332,900
6964444621        Single Family       Primary       Cash-out Refinance        Standard          67.69       5.875         440,000
6964589219        Single Family       Primary           Refinance              Reduced          47.39       6.000         329,400
6964613423             PUD            Primary            Purchase             Standard          80.00       5.750         304,000
6965510768        Single Family       Primary           Refinance             Standard          80.00       6.000         408,000
6965697698             PUD            Primary           Refinance              Reduced          36.88       6.125         485,000
6966091453        Single Family       Primary           Refinance              Reduced          70.42       6.125         352,100
6966357078             PUD            Primary            Purchase             Standard          55.21       6.375       1,000,000
6967282739        Single Family       Primary            Purchase               Rapid           64.91       6.000         370,000
6968024296        Single Family       Primary           Refinance               Rapid           80.00       6.375         359,200
6968434792             PUD            Primary           Refinance               Rapid           58.51       6.375         395,000
6969396453             PUD            Investor           Purchase             Standard          75.00       6.500         333,750
6970483639        Single Family       Primary            Purchase             Standard          79.36       6.750         750,000
6971577934             PUD            Primary           Refinance             Standard          66.66       6.250         600,000
6972310699             PUD            Primary       Cash-out Refinance        Standard          69.73       5.875         500,000
6973321877             PUD            Primary            Purchase               Rapid           91.75       6.375         409,828
6974777473             PUD            Primary           Refinance               Rapid           67.16       6.250         544,000
6977673208         Condominium        Primary            Purchase               Rapid           80.00       6.250         332,000
6979306906             PUD            Primary           Refinance             Standard          26.66       6.250       1,000,000
6979478143        Single Family       Primary           Refinance          All Ready Home       67.24       6.125         907,800
6980857707             PUD            Primary           Refinance          All Ready Home       47.17       6.125         802,000
6981324228        Single Family       Primary           Refinance             Standard          69.56       5.750         800,000
6981902437        Single Family       Primary           Refinance          All Ready Home       41.77       5.875         793,675
6984107059        Single Family       Primary           Refinance              Reduced          57.55       5.125         489,200
6984236569        Single Family       Primary           Refinance              Reduced          38.14       6.250         309,000
6984264512             PUD            Primary           Refinance              Reduced          38.12       5.875         610,000
6984687811        Single Family       Primary           Refinance             Standard          69.09       6.250         950,000
6984691011        Single Family       Primary            Purchase              Reduced          69.60       5.125         710,000
6985087888        Single Family       Primary            Purchase               Rapid           80.00       5.375         671,200
6986003884        Single Family       Primary       Cash-out Refinance         Reduced          75.00       6.875         451,500
6989505901        Single Family       Primary       Cash-out Refinance         Reduced          31.03       5.625         450,000
6992447422         Condominium       Secondary          Refinance              Reduced          80.00       6.375         337,600
6992787413        Single Family       Primary            Purchase             Standard          80.00       6.125         616,000
6999368175             PUD            Primary           Refinance              Reduced          54.92       6.000         443,800




BANK OF AMERICA MORTGAGE SECURITIES, INC.
BAMSI 2002-A
MORTGAGE LOAN SCHEDULE


(Continued)


   LOAN            1ST PAYMENT     MATURITY     ORIG         MONTHLY        CURRENT           SCHEDULED                 APPRAISAL
  NUMBER              DATE           DATE       TERM           P&I          DUE DATE             PB           FICO        VALUE
  ------          ------------     --------     ----         -------        --------          ----------      ----      ---------
0029784675          20011001       20310901      360          3,183.32      20020301            489,062.05     773         640,000
0099068538          20010701       20310601      360          2,627.72      20020201            397,606.82     716         500,000
0099089443          20010901       20310801      360          1,812.00      20020101            304,743.09     740         383,000
0099097073          20010801       20310701      360          3,224.21      20020201            488,290.29     737         613,500
0099116899          20010901       20310801      360          3,123.00      20020101            479,403.74     707         620,000
0099134157          20011001       20310901      360          2,274.67      20020101            340,769.14     727         383,000
0099149940          20011101       20311001      360          2,001.37      20020101            319,903.89     752         404,000
6000846706          20020201       20320101      360          3,543.32      20020201            599,000.00     782         925,000
6001243358          20020101       20311201      360          2,644.02      20020101            440,560.98     759         840,000
6002019187          20020201       20320101      360          3,038.06      20020201            500,000.00     725         775,000
6002163985          20020101       20311201      360          2,042.51      20020101            349,634.57     727         460,000
6003344832          20020201       20320101      360          5,122.49      20020201            800,000.00     770       1,141,000
6003652564          20020101       20311201      360          3,021.74      20020101            503,498.26     730         800,000
6003989107          20020101       20311201      360          1,877.94      20020101            304,710.60     786         575,000
6006221060          20020101       20311201      360          2,324.34      20020201            376,836.15     760         477,000
6007842351          20020101       20311201      360          2,098.43      20020101            349,651.57     729         440,000
6008354786          20020201       20320101      360          2,062.66      20020201            335,000.00     788         870,000
6009985315          20020101       20311201      360          2,788.94      20020101            458,553.87     661         575,000
6010239850          20020101       20311201      360          2,236.01      20020101            367,642.32     701         475,000
6010383880          20020101       20311201      360          2,272.47      20020101            373,636.49     755         500,000
6011745434          20020201       20320101      360          3,182.48      20020201            538,000.00     764       1,025,000
6013107476          20020101       20311201      360          2,290.47      20020201            371,646.91     681         465,000
6015241406          20020201       20320101      360          2,512.13      20020201            408,000.00     638         544,000
6018579034          20020201       20320101      360          4,154.89      20020201            693,000.00     726       1,200,000
6020577620          20020201       20320101      360          6,088.98      20020201            976,000.00     685       2,600,000
6021354706          20020201       20320101      360          3,140.16      20020201            510,000.00     744         730,000
6022452731          20020201       20320101      360          2,070.39      20020201            350,000.00     796         750,000
6022694902          20020201       20320101      360          1,966.55      20020201            303,200.00     716         379,000
6022848961          20020201       20320101      360          4,055.16      20020201            650,000.00     694       1,200,000
6024768282          20020201       20320101      360          2,715.42      20020201            446,900.00     787         650,000
6025469906          20020201       20320101      360          5,084.19      20020201            848,000.00     765       1,250,000
6025987378          20020201       20320101      360          4,107.45      20020201            676,000.00     705         845,000
6027348991          20020101       20311201      360          2,844.62      20020101            461,561.63     758         850,000
6027959052          20020101       20311201      360          3,567.33      20020101            594,407.67     733         850,000
6029509210          20020201       20320101      360          2,536.76      20020201            412,000.00     683         515,000
6031765768          20020201       20320101      360          2,307.05      20020201            365,000.00     767         525,000
6031984690          20020101       20311201      360          2,247.85      20020101            379,612.57     707         610,000
6032149608          20020101       20311201      360          4,014.48      20020201            651,381.35     745         818,000
6032935386          20020201       20320101      360          2,312.92      20020201            391,000.00     754         715,000
6033912384          20020101       20311201      360          3,312.62      20020101            559,429.05     705         800,000
6034181765          20020201       20320101      360          3,137.85      20020201            516,424.00     680         700,000
6035495073          20020201       20320101      360          4,140.77      20020201            700,000.00     745       1,100,000
6037844203          20020201       20320101      360          2,118.22      20020201            353,300.00     764         630,000
6039523151          20020201       20320101      360          1,859.47      20020201            302,000.00     697         390,000
6039737512          20020201       20320101      360          2,907.73      20020201            478,550.00     721         550,000
6039989493          20020101       20311201      360          2,997.76      20020101            499,502.24     716         750,000
6040023662          20020101       20311201      360          2,438.25      20020101            395,624.25     773         495,000
6040483171          20020101       20311201      360          3,471.40      20020101            578,423.60     624         925,000
6042401221          20020101       20311201      360          4,070.95      20020101            678,324.05     697       1,500,000
6042632130          20020101       20311201      360          4,436.54      20020101            749,235.33     705       1,500,000
6043083937          20020101       20311201      360          2,277.43      20020301            384,607.47     696         860,000
6045321640          20020201       20320101      360          2,042.51      20020201            350,000.00     721         550,000
6046052491          20020201       20320101      360          2,944.67      20020201            472,000.00     689         590,000
6046436652          20020101       20311201      360          2,866.17      20020101            465,058.31     733         665,000
6048308412          20020201       20320101      360          3,078.59      20020201            500,000.00     731         730,000
6048440918          20020101       20311201      360          2,013.40      20020101            326,689.73     777         735,000
6049085480          20020101       20311201      360          1,842.65      20020101            311,182.40     719         675,000
6049970111          20020101       20311201      360          2,832.30      20020101            459,563.53     715         575,000
6050151262          20020101       20311201      360          4,679.03      20020101            749,305.35     715       1,800,000
6050203022          20020101       20311201      360          2,590.46      20020101            449,518.92     731       1,200,000
6050342358          20011001       20310901      360          1,961.37      20020201            301,349.70     999         435,000
6052179063          20020201       20320101      360          2,888.69      20020201            495,000.00     766       1,250,000
6052211932          20020101       20311201      360          2,626.50      20020101            420,610.06     748         755,000
6054475527          20020101       20311201      360          2,460.83      20020101            404,606.36     670         613,000
6055085366          20020201       20320101      360          3,244.04      20020201            533,900.00     694         825,000
6055752494          20020201       20320101      360          4,083.15      20020201            672,000.00     718         975,000
6057414317          20020101       20311201      360          5,195.12      20020201            842,949.41     668       1,125,000
6057446095          20020101       20311201      360          3,606.78      20020101            593,023.05     716         745,000
6058390441          20020201       20320101      360          3,344.57      20020201            581,000.00     703       1,350,000
6058895332          20020201       20320101      360          2,021.34      20020201            324,000.00     798         405,000
6059661535          20020201       20320101      360          2,090.19      20020201            344,000.00     650         430,000
6059895307          20020201       20320101      360          2,819.59      20020201            451,950.00     778         750,000
6060548051          20020201       20320101      360          2,611.83      20020201            451,900.93     654         665,000
6060667737          20020101       20311201      360          2,090.19      20020101            343,665.64     659         430,000
6061068760          20020101       20311201      360          3,219.59      20020101            536,465.41     707         750,000
6062040685          20020101       20311201      360          2,065.88      20020101            339,669.54     766         425,000
6062972150          20020201       20320101      360          2,392.65      20020201            410,000.00     751         530,000
6063853326          20020201       20320101      360          2,026.95      20020201            329,200.00     725         411,500
6064190587          20020101       20311201      360          2,065.88      20020101            334,196.74     705         620,000
6064321356          20020101       20311201      360          3,879.02      20020101            629,402.23     740         930,500
6065338102          20020101       20311201      360          2,699.31      20020101            437,984.02     627         565,000
6065957182          20020201       20320101      360          2,447.48      20020201            397,500.00     695         530,000
6065957828          20020101       20311201      360          2,147.55      20020101            367,615.78     692         460,000
6067320413          20020101       20311201      360          3,297.53      20020101            549,452.47     707       1,350,000
6067673142          20020201       20320101      360          2,492.60      20020201            439,000.00     775         653,000
6067687175          20020101       20311201      360          1,826.38      20020201            308,435.21     773         415,000
6068572822          20020201       20320101      360          1,984.15      20020201            340,000.00     743         500,000
6068996120          20020101       20311201      360          2,668.00      20020201            444,557.00     772       1,600,000
6069906110          20020201       20320101      360          2,431.23      20020201            411,000.00     758         530,000
6070717936          20020101       20311201      360          2,772.33      20020101            461,939.67     771         578,000
6071363110          20020101       20311201      360          2,083.99      20020201            351,940.81     789         520,000
6071403122          20020201       20320101      360          3,327.41      20020201            562,500.00     721         861,000
6072135525          20020201       20320101      360          2,977.30      20020201            490,000.00     767       1,800,000
6075309952          20020101       20311201      360          2,523.83      20020101            444,013.46     768         650,000
6076185914          20020201       20320101      360          4,668.59      20020201            800,000.00     707       1,300,000
6076692091          20020201       20320101      360          2,378.06      20020201            407,500.00     750       1,200,000
6076776118          20020201       20320101      360          2,112.54      20020201            362,000.00     717         462,000
6077017991          20020101       20311201      360          2,356.24      20020101            392,608.76     719         550,000
6077097100          20020201       20320101      360          4,026.80      20020201            654,000.00     771       1,225,000
6077244322          20020101       20311201      360          3,558.85      20020101            577,451.57     770       1,200,000
6077415955          20020101       20311201      360          2,997.76      20020101            499,502.24     725         700,000
6078761670          20020101       20311201      360          3,837.13      20020101            639,362.87     637         800,000
6078884092          20020201       20320101      360          2,078.12      20020201            361,000.00     756         516,000
6079492986          20020201       20320101      360          3,119.35      20020201            500,000.00     795         626,000
6079699598          20020101       20311201      360          3,705.69      20020101            634,337.02     710         925,000
6079808959          20020201       20320101      360          1,863.35      20020201            315,000.00     738         660,000
6080655597          20020101       20311201      360          3,402.62      20020101            559,455.71     736         800,000
6082927051          20020101       20311201      360          3,152.48      20020201            511,514.19     772         640,000
6083628237          20020201       20320101      360          2,275.45      20020201            360,000.00     771         450,000
6085928296          20020201       20320101      360          2,661.93      20020201            450,000.00     761       1,175,000
6086202576          20020101       20311201      360          2,701.36      20020101            432,598.95     676         675,000
6088394645          20020101       20311201      360          3,386.45      20020101            549,478.13     772         800,000
6089197096          20020201       20320101      360          2,745.89      20020201            477,000.00     791         683,000
6089543554          20020201       20320101      360          2,810.02      20020201            468,687.00     747         679,400
6089710914          20020101       20311201      360          2,023.25      20020101            328,288.21     774         411,000
6090003911          20020201       20320101      360          2,528.28      20020201            400,000.00     778         510,000
6090066777          20020201       20320101      360          3,357.49      20020201            560,000.00     778         710,000
6090915478          20020201       20320101      360          4,199.79      20020201            750,000.00     724         975,000
6091842978          20020201       20320101      360          3,858.33      20020201            635,000.00     726       1,500,000
6092241949          20020101       20311201      360          2,934.03      20020101            495,494.30     764         620,000
6092825758          20020201       20320101      360          2,642.05      20020201            418,000.00     698         465,000
6092937405          20020201       20320101      360          2,011.23      20020201            340,000.00     721         605,000
6093279468          20020201       20320101      360          2,338.25      20020201            390,000.00     758         890,000
6094037667          20020201       20320101      360          3,078.59      20020201            500,000.00     709         750,000
6094297600          20020201       20320101      360          2,484.46      20020201            420,000.00     692         525,000
6095087117          20020201       20320101      360          2,552.49      20020201            431,500.00     751         674,000
6095909187          20020201       20320101      360          3,912.92      20020201            627,200.00     662         784,000
6095931108          20020101       20311201      360          5,901.42      20020101            970,306.00     651       1,295,000
6096159477          20020101       20311201      360          2,284.56      20020101            368,677.52     706         468,000
6096308454          20020201       20320101      360          5,772.30      20020201            950,000.00     785       1,378,000
6097193244          20020101       20311201      360          2,916.54      20020201            479,533.46     765         670,000
6097212531          20020201       20320101      360          6,320.68      20020201          1,000,000.00     722       1,905,000
6097279514          20020101       20311201      360          2,311.96      20020101            380,130.18     788         780,000
6097540428          20020201       20320101      360          3,574.39      20020201            612,500.00     664         875,000
6098556191          20020101       20311201      360          2,149.04      20020101            339,692.63     717         425,000
6098877449          20020201       20320101      360          3,219.37      20020201            567,000.00     760       1,007,000
6099137058          20020101       20311201      360          3,267.56      20020101            544,457.44     792         915,000
6100425666          20020201       20320101      360          2,499.39      20020201            422,524.00     692         610,000
6100829735          20020101       20311201      360          2,669.85      20020201            438,972.92     770         615,000
6100830014          20020201       20320101      360          3,072.08      20020201            505,600.00     726       1,350,000
6101724125          20020201       20320101      360          2,211.71      20020201            364,000.00     685         455,000
6103337835          20020201       20320101      360          1,785.11      20020201            327,850.00     775         875,000
6104854978          20020101       20311201      360          2,583.66      20020101            403,144.00     749         600,000
6105829318          20011101       20311001      360          2,665.74      20020201            409,932.42     784         555,000
6105939638          20020201       20320101      360          4,557.08      20020201            750,000.00     737       1,900,000
6106098723          20020201       20320101      360          2,300.73      20020201            364,000.00     748         455,000
6106930818          20020101       20311201      360          2,454.75      20020101            403,607.33     718         715,000
6107924489          20020101       20311201      360          2,445.58      20020101            391,636.92     686         500,000
6108483360          20020101       20311201      360          2,818.68      20020101            476,014.18     750         700,000
6108692507          20020201       20320101      360          2,847.87      20020201            475,000.00     734         800,000
6110786784          20020201       20320101      360          2,670.49      20020201            422,500.00     681         685,000
6111524879          20020201       20320101      360          1,905.03      20020201            309,400.00     698         550,000
6111577539          20020101       20311201      360          4,531.68      20020101            732,134.05     708         965,000
6111751860          20020101       20311201      360          1,985.69      20020101            322,194.00     736         430,000
6113007451          20020201       20320101      360          2,481.35      20020201            403,000.00     801         660,000
6114706259          20020101       20311201      360          4,902.02      20020101            839,122.98     742       1,050,000
6114715888          20020201       20320101      360          1,892.93      20020201            320,000.00     665         400,000
6114949800          20020201       20320101      360          2,425.31      20020201            410,000.00     760         750,000
6115025337          20020101       20311201      360          2,817.37      20020101            439,611.80     732         590,000
6115513274          20020101       20311201      360          2,686.99      20020101            435,985.93     784         810,000
6118294831          20020101       20311201      360          3,854.39      20020101            625,406.03     771       1,035,000
6118351763          20020101       20311201      360          2,041.72      20020101            331,285.36     796         515,000
6119901020          20020201       20320101      360          1,771.15      20020201            303,500.00     699         750,000
6120949067          20020201       20320101      360          2,484.46      20020201            420,000.00     685         803,000
6121893462          20020101       20311201      360          3,119.35      20020201            499,536.90     787         900,000
6122048959          20020201       20320101      360          2,155.52      20020201            364,391.00     756         456,000
6122630434          20020201       20320101      360          6,339.08      20020201            990,000.00     746       1,800,000
6122833855          20020101       20311201      360          2,167.33      20020101            351,666.00     745         440,000
6123676402          20020201       20320101      360          4,140.77      20020201            700,000.00     764       1,745,000
6124685733          20020101       20311201      360          2,388.99      20020101            387,631.84     751         750,000
6124738771          20020201       20320101      360          2,179.49      20020201            368,444.00     773         530,000
6124861086          20020101       20311201      360          2,434.18      20020101            405,595.82     770         550,000
6125355617          20020201       20320101      360          6,320.68      20020201          1,000,000.00     765       2,250,000
6126566360          20020201       20320101      360          1,893.34      20020201            307,500.00     653         410,000
6126586616          20020101       20311201      360          2,299.09      20020201            373,045.70     767         468,000
6126872149          20020201       20320101      360          2,859.51      20020201            490,000.00     774         740,000
6127440680          20020201       20320101      360          2,551.97      20020201            420,000.00     804         675,000
6129822521          20020101       20311201      360          2,276.69      20020101            374,329.81     760         610,000
6129907835          20020101       20311201      360          2,209.95      20020101            368,233.05     756         575,000
6130301457          20020201       20320101      360          2,398.21      20020201            400,000.00     786         620,000
6130410407          20020101       20311201      360          2,401.86      20020101            379,656.47     714         750,000
6130986851          20020201       20320101      360          3,004.70      20020201            488,000.00     740         620,000
6133376845          20020101       20311201      360          3,103.22      20020101            503,521.78     715         710,000
6134217147          20020101       20311201      360          2,578.07      20020101            429,571.93     784         660,000
6136525869          20020201       20320101      360          3,141.96      20020201            538,400.00     715       1,400,000
6137439706          20020201       20320101      360          3,915.99      20020201            662,000.00     738       1,200,000
6138128373          20020201       20320101      360          3,874.93      20020201            664,000.00     663         910,000
6141165149          20020201       20320101      360          3,337.19      20020201            542,000.00     791         850,000
6141736683          20020201       20320101      360          4,196.86      20020201            700,000.00     760         885,000
6142089819          20020201       20320101      360          4,075.70      20020201            689,000.00     743       1,500,000
6142376125          20020201       20320101      360          2,528.28      20020201            400,000.00     668         500,000
6143362843          20020201       20320101      360          2,406.09      20020201            406,750.00     784       1,375,000
6143787338          20020101       20311201      360          4,093.45      20020101            691,294.47     734         865,000
6145738735          20020101       20311201      360          2,997.76      20020201            499,502.24     702         650,000
6146634347          20020201       20320101      360          1,946.55      20020201            304,000.00     684         380,000
6147536772          20020101       20311201      360          2,065.88      20020201            339,669.54     766         620,000
6147689340          20020201       20320101      360          2,131.14      20020201            341,600.00     725         430,000
6148211292          20020201       20320101      360          3,891.59      20020201            600,000.00     717         782,500
6150767165          20020101       20311201      360          3,998.80      20020101            675,310.78     765         845,000
6151081616          20020101       20311201      360          5,678.77      20020101            959,021.23     704       1,750,000
6151390009          20020201       20320101      360          3,294.09      20020201            535,000.00     662       1,190,000
6152096365          20020201       20320101      360          2,673.76      20020201            452,000.00     736         675,000
6152127533          20020201       20320101      360          4,140.77      20020201            700,000.00     810       1,950,000
6153235392          20020201       20320101      360          2,108.58      20020201            333,600.00     730         417,500
6153543274          20020101       20311201      360          2,131.51      20020201            364,868.65     750         490,000
6155912998          20020201       20320101      360          3,841.87      20020201            600,000.00     715         805,000
6156491240          20020201       20320101      360          5,501.31      20020201            930,000.00     766       1,580,000
6156745678          20020101       20311201      360          5,685.97      20020101            887,216.53     771       2,300,000
6156786813          20020101       20311201      360          2,070.39      20020101            349,643.15     790         695,000
6156947555          20020201       20320101      360          2,996.66      20020201            468,000.00     759         585,000
6158386174          20020201       20320101      360          2,722.10      20020201            448,000.00     723         610,000
6158854874          20020201       20320101      360          1,916.59      20020201            324,000.00     794         550,000
6159581708          20020201       20320101      360          2,602.77      20020201            440,000.00     745         700,000
6161075772          20020201       20320101      360          2,695.78      20020201            426,500.00     741         545,000
6161267080          20020201       20320101      360          4,247.20      20020201            699,000.00     789       1,500,000
6162034836          20020101       20311201      360          2,610.65      20020101            423,597.68     661         530,000
6162416736          20020101       20311201      360          2,733.96      20020101            455,546.04     756         570,000
6164469881          20020201       20320101      360          1,940.25      20020201            328,000.00     751         597,000
6165393163          20020101       20311201      360          2,425.31      20020101            409,581.98     783         555,000
6166172764          20020201       20320101      360          2,392.37      20020201            388,550.00     698         411,000
6166280252          20020101       20311201      360          2,885.47      20020201            493,931.76     720         825,000
6166915634          20020101       20311201      360          4,580.94      20020101            743,294.06     743       1,065,000
6167675716          20020101       20311201      360          1,917.04      20020201            328,157.02     724         366,000
6168900956          20020201       20320101      360          2,191.96      20020201            356,000.00     728         445,000
6169075337          20020201       20320101      360          2,027.58      20020201            325,000.00     759         552,000
6171401646          20020201       20320101      360          2,616.80      20020201            425,000.00     764         750,000
6171953661          20020201       20320101      360          2,570.29      20020201            423,016.00     724         529,000
6172267491          20020201       20320101      360          2,495.48      20020201            400,000.00     774         600,000
6173557338          20020101       20311201      360          2,967.78      20020101            494,507.22     690         750,000
6174985116          20020101       20311201      360          2,277.43      20020101            384,607.47     769         550,000
6175657482          20020201       20320101      360          3,065.40      20020201            504,500.00     726       1,100,000
6175830402          20020101       20311201      360          4,136.90      20020101            689,313.10     748       1,275,000
6176481395          20020101       20311201      360          3,063.76      20020101            524,451.87     693         665,000
6177305940          20020101       20311201      360          2,464.29      20020101            394,634.15     730         534,000
6178474638          20020201       20320101      360          2,021.50      20020201            361,000.00     703         465,000
6179759284          20020201       20320101      360          4,221.68      20020201            694,800.00     738         900,000
6181313062          20020201       20320101      360          2,989.45      20020201            492,000.00     684         630,000
6181424646          20020101       20311201      360          3,287.93      20020201            533,493.32     777         900,000
6182853710          20020101       20311201      360          2,512.13      20020101            407,612.87     734         515,000
6183142204          20020101       20311201      360          2,216.28      20020201            384,588.41     773         550,000
6183881066          20020101       20311201      360          2,673.49      20020101            439,572.34     679         695,000
6185860076          20020101       20311201      360          3,930.39      20020101            629,416.49     753       1,220,000
6186592116          20020201       20320101      360          3,572.89      20020201            604,000.00     627       1,050,000
6187135709          20020201       20320101      360          2,955.45      20020201            480,000.00     650         600,000
6187889016          20020101       20311201      360          2,465.02      20020101            421,958.98     751         545,000
6189194506          20020101       20311201      360          2,930.82      20020201            475,548.35     761         680,000
6191846960          20020101       20311201      360          2,530.11      20020101            421,579.89     648         552,000
6192393111          20020201       20320101      360          2,042.51      20020201            350,000.00     669         550,000
6192972591          20020201       20320101      360          3,568.54      20020201            572,000.00     755         715,000
6196486218          20020201       20320101      360          3,022.76      20020201            511,000.00     809         675,000
6198147206          20020101       20311201      360          2,917.87      20020101            499,477.96     706         730,000
6198614908          20020101       20311201      360          2,616.80      20020101            424,596.74     663         705,000
6202563257          20020101       20311201      360          3,355.55      20020201            574,399.66     768         900,000
6204100850          20020101       20311201      360          4,310.03      20020101            699,335.80     777       1,050,000
6204773185          20020101       20311201      360          2,480.35      20020101            413,288.15     804         591,000
6205006312          20020201       20320101      360          1,832.42      20020201            314,000.00     747         700,000
6205631093          20011201       20311101      360          3,406.74      20020201            598,683.51     739         750,000
6207292894          20020101       20311201      360          2,464.68      20020101            379,672.82     737         475,000
6208090875          20020101       20311201      360          2,745.03      20020101            439,592.47     746         605,000
6208789609          20020101       20311201      360          2,616.80      20020201            424,596.74     716         580,000
6210012974          20020201       20320101      360          3,244.13      20020201            520,000.00     670         650,000
6210514508          20020201       20320101      360          2,604.04      20020201            417,400.00     680       1,500,000
6210855661          20020101       20311201      360          2,171.23      20020201            381,981.44     769         478,000
6212152315          20020101       20311201      360          3,447.42      20020101            574,427.58     763       1,325,000
6214841709          20020201       20320101      360          1,918.57      20020201            320,000.00     644         740,000
6215372811          20020201       20320101      360          3,762.62      20020201            644,755.00     736       1,100,000
6216757648          20020201       20320101      360          2,041.58      20020201            336,000.00     740         560,000
6219073563          20020101       20311201      360          5,995.51      20020201            989,004.49     660       2,000,000
6219520779          20020201       20320101      360          3,888.56      20020201            675,500.00     752         974,000
6220134925          20020101       20311201      360          2,008.50      20020101            334,666.50     714         457,000
6220509555          20020201       20320101      360          2,727.73      20020201            426,000.00     799         540,000
6221411447          20020201       20320101      360          1,738.49      20020201            302,000.00     775         455,000
6222900307          20020201       20320101      360          2,856.93      20020201            464,000.00     768         585,000
6223123685          20020201       20320101      360          3,714.86      20020201            628,000.00     773         785,000
6225060737          20020101       20311201      360          2,744.74      20020101            463,526.93     723         932,000
6225248639          20020201       20320101      360          3,064.17      20020201            518,000.00     737         740,000
6226563895          20020201       20320101      360          3,398.51      20020201            582,361.00     748         730,000
6226756598          20020201       20320101      360          3,072.86      20020201            479,900.00     725         601,000
6227233365          20020201       20320101      360          3,050.88      20020201            495,500.00     745         750,000
6231231181          20020101       20311201      360          3,902.94      20020101            668,101.73     790         836,000
6231419208          20020101       20311201      360          2,149.04      20020201            339,692.63     757         425,000
6232715000          20020101       20311201      360          3,694.31      20020201            599,430.69     757       1,150,000
6233207759          20020201       20320101      360          2,163.10      20020201            356,000.00     721         445,000
6233840344          20020101       20311201      360          2,146.12      20020101            343,681.38     664         430,000
6234024906          20020101       20311201      360          3,597.31      20020201            599,402.69     733         750,000
6235351373          20020101       20311201      360          2,200.28      20020201            361,768.04     780       1,650,000
6235433577          20020201       20320101      360          3,352.69      20020201            559,200.00     741         699,000
6235676332          20020201       20320101      360          3,244.65      20020201            534,000.00     794       1,500,000
6237282741          20020101       20311201      360          3,068.82      20020101            587,553.84     774         765,000
6238425356          20020201       20320101      360          2,684.44      20020201            460,000.00     626         710,000
6238603655          20020201       20320101      360          4,055.16      20020201            650,000.00     740         926,000
6238656513          20020201       20320101      360          2,278.54      20020201            375,000.00     730         645,000
6239913442          20020101       20311201      360          2,139.88      20020101            342,682.31      0          535,000
6240020203          20020101       20311201      360          2,484.46      20020101            419,571.79     738         535,000
6240826021          20020101       20311201      360          4,547.08      20020201            737,799.27     708       1,140,000
6241506242          20020101       20311201      360          3,693.08      20020201            599,230.88     706         755,000
6242203203          20020101       20311201      360          1,978.52      20020201            328,374.61     738         505,000
6243311856          20020101       20311201      360          4,830.51      20020101            794,227.30     783       1,650,000
6245022394          20020201       20320101      360          2,986.23      20020201            485,000.00     788       2,200,000
6245171662          20020101       20311201      360          4,209.05      20020201            682,951.37     698         970,000
6246224130          20020201       20320101      360          5,164.69      20020201            850,000.00     763       1,300,000
6247113944          20020201       20320101      360          3,520.11      20020201            549,750.00     779         733,000
6248755636          20020201       20320101      360          1,996.39      20020201            320,000.00     764         400,000
6250511893          20020201       20320101      360          2,620.50      20020201            425,600.00     779         532,000
6252610289          20020101       20311201      360          3,393.86      20020101            543,496.14     771         680,000
6252696361          20020201       20320101      360          2,194.61      20020201            371,000.00     761         616,000
6252807075          20020201       20320101      360          1,967.00      20020201            311,200.00     758         389,000
6253207457          20020201       20320101      360          4,045.27      20020201            657,000.00     706       1,315,000
6253866351          20020201       20320101      360          2,801.52      20020201            455,000.00     693         600,000
6254445650          20020201       20320101      360          1,841.06      20020201            303,000.00     768         562,000
6255432566          20010601       20310501      360          3,711.65      20020101            561,125.61     771         790,000
6255960590          20020101       20311201      360          2,217.58      20020101            379,603.25     778         675,000
6256632255          20020101       20311201      360          2,292.21      20020101            387,104.93     714         600,000
6256804102          20020201       20320101      360          2,500.98      20020201            459,327.00     737         608,000
6257174182          20020201       20320101      360          3,982.03      20020201            630,000.00     716         900,000
6257225513          20020201       20320101      360          3,834.63      20020201            631,100.00     801         875,000
6257738986          20020201       20320101      360          3,460.01      20020201            592,900.00     776         847,000
6259317532          20020201       20320101      360          1,721.11      20020201            303,124.00     760         418,000
6259491303          20020101       20311201      360          2,512.12      20020101            418,582.88     756         550,000
6259552062          20020201       20320101      360          2,422.97      20020201            445,000.00     753         850,000
6260615650          20020201       20320101      360          2,957.69      20020201            500,000.00     685         675,000
6261440348          20020101       20311201      360          2,284.32      20020201            370,647.97     741         530,000
6261462946          20020201       20320101      360          3,105.58      20020201            525,000.00     715         750,000
6262244111          20020101       20311201      360          2,183.55      20020101            349,675.83     720         630,000
6262336537          20020201       20320101      360          4,376.80      20020201            750,000.00     754       1,200,000
6263310721          20020101       20311201      360          6,403.11      20020101            999,117.72     692       1,665,000
6264040541          20020101       20311201      360          2,406.38      20020101            406,385.25     625         610,000
6264365542          20020201       20320101      360          1,981.52      20020201            330,500.00     797         900,000
6264430189          20020101       20311201      360          3,741.77      20020101            649,305.11     763         900,000
6264667715          20020101       20311201      360          2,399.52      20020201            399,820.58     734         973,000
6265848900          20020101       20311201      360          3,402.62      20020101            559,455.71     772         700,000
6266781753          20020101       20311201      360          3,793.23      20020101            649,321.35     762         842,000
6267109251          20020201       20320101      360          3,338.81      20020201            580,000.00     737         810,000
6267519533          20020101       20311201      360          2,130.52      20020101            341,183.70     679         440,000
6267561485          20020201       20320101      360          5,501.31      20020201            905,400.00     689       1,600,000
6268502728          20020101       20311201      360          2,275.94      20020101            389,592.81     622         800,000
6268758882          20020201       20320101      360          5,224.05      20020201            826,500.00     684       1,102,000
6269801954          20020101       20311201      360          3,174.64      20020101            543,432.03     678         820,000
6270551168          20020201       20320101      360          3,297.72      20020201            580,800.00     793         730,000
6271150275          20020101       20311201      360          4,893.08      20020101            849,091.30     708       3,300,000
6271672435          20020101       20311201      360          2,893.88      20020101            469,554.04     695         760,000
6274747135          20020201       20320101      360          2,460.78      20020201            394,437.00     708         495,000
6275774740          20020101       20311201      360          1,965.62      20020101            314,776.18     762         760,000
6275816632          20020201       20320101      360          1,845.60      20020201            312,000.00     731         450,000
6276169163          20020201       20320101      360          2,137.66      20020201            338,200.00     755         358,000
6276212047          20020201       20320101      360          2,807.42      20020201            450,000.00     743         680,000
6276293609          20020201       20320101      360          2,725.29      20020201            467,000.00     777         810,000
6277826043          20020101       20311201      360          2,484.46      20020301            419,571.79     768         525,000
6279584269          20020101       20311201      360          2,217.78      20020101            364,645.24     780         620,000
6280722007          20020101       20311201      360          2,278.30      20020101            379,621.70     773         515,000
6280851517          20020201       20320101      360          2,495.48      20020201            400,000.00     746         650,000
6281296860          20020101       20311201      360          3,531.11      20020101            565,475.77     742         900,000
6281751047          20020101       20311201      360          4,136.90      20020101            689,313.10     683       1,210,000
6282375002          20020101       20261201      300          3,183.42      20020101            499,264.50     663         635,000
6282763959          20020101       20311201      360          2,310.14      20020201            379,830.46     726         575,000
6284808182          20020101       20311201      360          3,548.13      20020101            607,365.20     656         775,000
6285590557          20020201       20320101      360          3,194.22      20020201            512,000.00     737         640,000
6287431297          20020101       20311201      360          4,964.18      20020201            816,205.92     742       1,300,000
6287554429          20020201       20320101      360          4,055.16      20020201            650,000.00     703         960,000
6288002931          20020201       20320101      360          2,980.08      20020201            484,000.00     672         750,000
6288008649          20020101       20311201      360          3,597.31      20020101            599,402.69     707         750,000
6288080176          20020101       20311201      360          3,078.59      20020101            499,525.58     688         730,000
6288415695          20020101       20311201      360          2,233.65      20020101            377,215.02     757         473,000
6289380492          20020201       20320101      360          2,305.12      20020201            395,000.00     751         750,000
6289515055          20020201       20320101      360          4,784.42      20020201            796,334.34     718       1,200,000
6289610153          20020101       20311201      360          4,034.54      20020101            663,354.63     755         830,000
6289885292          20020101       20311201      360          2,588.32      20020101            409,129.81     780         630,000
6289958917          20020201       20320101      360          4,156.10      20020201            675,000.00     799       1,850,000
6290858155          20011201       20311101      360          5,989.16      20020101            958,216.96     732       1,200,000
6291139266          20020201       20320101      360          2,927.74      20020201            463,200.00     777         587,000
6291240163          20020201       20320101      360          4,873.04      20020201            802,000.00     671       1,710,000
6291410741          20020101       20311201      360          1,910.67      20020101            322,670.68     752         475,000
6291425582          20020201       20320101      360          2,128.15      20020201            374,812.00     792         560,000
6292161095          20020101       20311201      360          2,504.79      20020101            459,459.79     736         677,000
6292344667          20020201       20320101      360          3,809.51      20020201            644,000.00     700       1,300,000
6293094709          20020101       20311201      360          3,837.13      20020201            639,362.87     777       1,525,000
6294427585          20020101       20311201      360          2,021.34      20020101            323,699.91     701         405,000
6294696858          20020201       20320101      360          1,869.32      20020201            303,600.00     739         380,000
6295195066          20020201       20320101      360          4,254.80      20020201            682,000.00     697       2,100,000
6295198342          20020101       20311201      360          2,570.35      20020101            406,993.30     713         974,000
6296209809          20020201       20320101      360          1,905.37      20020201            326,500.00     758         580,000
6296210765          20020101       20311201      360          5,915.38      20020101            998,980.45     770       1,750,000
6296235036          20020201       20320101      360          2,359.43      20020201            383,200.00     794         479,000
6296492157          20020201       20320101      360          3,463.74      20020201            548,000.00     734         685,000
6296797753          20020101       20311201      360          2,997.76      20020201            499,502.24     763         882,000
6296853028          20020201       20320101      360          5,878.41      20020201            993,750.00     691       1,325,000
6297649706          20020101       20311201      360          3,147.43      20020101            517,496.53     743         690,000
6297846971          20020201       20320101      360          2,444.40      20020201            397,000.00     702         500,000
6297847599          20020201       20320101      360          2,521.59      20020201            415,000.00     760         550,000
6298168615          20020201       20320101      360          2,017.27      20020201            332,000.00     644         415,000
6298427110          20020201       20320101      360          3,537.35      20020201            590,000.00     622         855,000
6298741346          20020201       20320101      360          3,147.43      20020201            518,000.00     710         655,000
6298751899          20020101       20311201      360          2,416.44      20020101            408,083.51     700         460,000
6299323110          20020101       20311201      360          3,750.35      20020101            633,353.61     739       1,310,000
6299913670          20020201       20320101      360          1,911.07      20020201            318,750.00     706         525,000
6300011464          20020101       20311201      360          2,182.78      20020101            368,623.78     724         535,000
6300149223          20020201       20320101      360          2,667.33      20020201            422,000.00     697         532,000
6302384760          20020101       20311201      360          3,312.58      20020101            551,958.97     681       1,300,000
6305771666          20020201       20320101      360          3,185.26      20020201            538,470.00     767         769,250
6306441541          20020201       20320101      360          5,126.16      20020201            855,000.00     743       1,300,000
6308373643          20020101       20311201      360          2,791.95      20020101            505,020.05     753         715,000
6308525176          20020201       20320101      360          1,838.26      20020201            315,000.00     736         425,000
6308912465          20020101       20311201      360          2,028.98      20020101            342,650.29     725         435,000
6309467477          20020101       20311201      360          2,073.19      20020101            327,703.48     721         415,000
6311075276          20020101       20311201      360          2,038.48      20020101            339,661.52     680         515,000
6311348442          20020101       20311201      360          3,078.59      20020201            499,525.58     766       1,170,000
6311914268          20020101       20311201      360          4,946.30      20020101            824,178.70     785       2,225,000
6312633305          20020201       20320101      360          2,340.13      20020201            395,600.00     712         575,000
6313040575          20020201       20320101      360          5,835.73      20020201          1,000,000.00     707       1,425,000
6313676535          20020101       20311201      360          2,709.95      20020101            445,566.51     784       1,600,000
6313958040          20020201       20320101      360          2,420.62      20020201            388,000.00     638         488,000
6321452432          20020101       20311201      360          4,186.44      20020201            688,330.33     695         870,000
6321629955          20020201       20320101      360          5,442.95      20020201            884,000.00     674       1,200,000
6322002426          20020201       20320101      360          3,519.65      20020201            595,000.00     719       1,400,000
6322627768          20020101       20311201      360          3,105.58      20020101            524,464.73     709         750,000
6322924017          20020201       20320101      360          5,947.55      20020201            992,000.00     780       1,500,000
6323451945          20020101       20311201      360          1,819.08      20020101            315,662.17     718         495,000
6325908827          20020201       20320101      360          3,252.78      20020201            508,000.00     673         645,000
6327401656          20020201       20320101      360          3,038.06      20020201            500,000.00     702       1,200,000
6327901432          20020201       20320101      360          2,076.51      20020201            365,718.00     650         615,000
6327976798          20020201       20320101      360          2,656.87      20020201            461,536.00     746       1,700,000
6329505538          20020201       20320101      360          3,318.52      20020201            553,500.00     649         735,000
6330093037          20020201       20320101      360          2,659.87      20020201            475,000.00     732         910,000
6330654358          20020101       20311201      360          3,034.58      20020101            519,457.09     767         780,000
6330916534          20020101       20311201      360          3,669.97      20020101            603,412.95     660         755,000
6331655735          20020101       20311201      360          3,621.36      20020101            595,420.72     677         745,000
6332382974          20020101       20311201      360          3,729.21      20020101            621,380.79     787         960,000
6332508917          20020201       20320101      360          2,813.66      20020201            451,000.00     765         590,000
6334287429          20020101       20311201      360          2,430.45      20020101            399,611.22     644         535,000
6334933287          20020201       20320101      360          4,429.44      20020201            748,800.00     751         940,000
6335023351          20020101       20311201      360          2,334.30      20020101            399,582.37     788       1,245,000
6336532350          20020101       20311201      360          1,943.30      20020101            332,652.33     777         500,000
6336633836          20020201       20320101      360          1,847.14      20020201            304,000.00     736         382,000
6336934531          20020201       20320101      360          4,441.96      20020201            712,000.00     749       1,100,000
6336936064          20020201       20320101      360          2,389.22      20020201            378,000.00     634       1,250,000
6337149626          20020201       20320101      360          1,989.54      20020201            370,614.00     765         553,000
6337772013          20011201       20311101      360          2,239.68      20020101            363,057.90     673         485,000
6337775032          20020201       20320101      360          2,212.24      20020201            350,000.00     761         565,000
6338199158          20020201       20320101      360          3,244.65      20020201            534,000.00     720         910,000
6340094918          20020201       20320101      360          2,246.76      20020201            385,000.00     700         515,000
6340343778          20020201       20320101      360          2,551.54      20020201            414,400.00     765         518,000
6340785432          20020201       20320101      360          3,484.16      20020201            589,000.00     802       1,075,000
6341871165          20020201       20320101      360          3,038.06      20020201            500,000.00     741       1,575,000
6341994751          20020201       20320101      360          2,040.81      20020201            345,000.00     797         890,000
6343956303          20020201       20320101      360          2,138.79      20020201            352,000.00     678         440,000
6345303009          20020201       20320101      360          1,871.45      20020201            308,000.00     720         408,000
6345775214          20020101       20311201      360          2,100.87      20020201            358,225.58     736         670,000
6345805318          20020101       20311201      360          2,980.08      20020201            483,130.55     748       1,400,000
6345926510          20020201       20320101      360          2,510.02      20020201            392,000.00     783         560,000
6346895102          20020201       20320101      360          2,937.80      20020201            490,000.00     800       1,300,000
6348809614          20020201       20320101      360          2,042.51      20020201            350,000.00     684         500,000
6349298668          20020201       20320101      360          3,949.47      20020201            650,000.00     712       1,000,000
6349470994          20020201       20320101      360          1,870.60      20020201            312,000.00     795         400,000
6349864451          20020201       20320101      360          2,653.75      20020201            431,000.00     753         560,000
6352793027          20020101       20311201      360          3,793.23      20020201            649,321.35     793         850,000
6353593806          20020101       20311201      360          1,913.63      20020201            323,170.17     713         410,000
6355372548          20020201       20320101      360          2,573.47      20020201            412,500.00     779         550,000
6355841526          20020201       20320101      360          3,596.55      20020201            608,000.00     738         775,000
6356210572          20020201       20320101      360          5,685.54      20020201            948,300.00     731       1,390,000
6360063637          20020201       20320101      360          3,440.94      20020201            558,850.00     723         865,000
6362938877          20020201       20320101      360          5,700.95      20020201            963,750.00     701       1,300,000
6363686673          20020201       20320101      360          5,122.77      20020201            832,000.00     747       1,040,000
6364176120          20020201       20320101      360          2,183.55      20020201            350,000.00     687         760,000
6364541125          20020101       20311201      360          2,074.36      20020201            336,580.33     813         715,000
6364592631          20020201       20320101      360          2,070.39      20020201            349,717.38     661         460,000
6364852795          20011201       20311101      360          2,206.72      20020101            362,472.22     740         469,000
6364942315          20020201       20320101      360          3,743.22      20020201            600,000.00     722       1,200,000
6368245723          20020101       20311201      360          1,851.26      20020201            339,600.82     757         520,000
6369918534          20020201       20320101      360          2,082.22      20020201            351,424.53     773         625,000
6370029909          20020101       20311201      360          1,750.00      20020101            303,675.00     713         380,000
6371588994          20020201       20320101      360          2,489.99      20020201            409,800.00     780       1,020,000
6372222049          20020101       20311201      360          3,974.53      20020101            699,233.80     768       1,000,000
6372408754          20020201       20320101      360          4,217.84      20020201            703,500.00     727       1,050,000
6372485760          20020201       20320101      360          2,274.90      20020201            374,400.00     772         468,000
6373631586          20020101       20311201      360          2,957.69      20020201            499,490.23     780         730,000
6374902655          20020101       20311201      360          2,275.45      20020101            359,674.55     741         450,000
6377044018          20020201       20120101      120          5,311.98      20020201            473,100.00     703         600,000
6377229866          20020201       20320101      360          1,892.93      20020201            320,000.00     678         400,000
6377585028          20020201       20320101      360          4,557.08      20020201            750,000.00     716       1,200,000
6379346346          20020201       20320101      360          5,365.29      20020201            860,000.00     778       1,075,000
6379609321          20020201       20320101      360          3,007.68      20020201            495,000.00     641         660,000
6380817418          20020201       20320101      360          2,561.39      20020201            416,000.00     740         520,000
6380848140          20020201       20320101      360          2,458.29      20020201            451,486.00     757         625,000
6381118725          20011201       20311101      360          5,541.46      20020201            898,287.63     678       4,000,000
6381847935          20020101       20311201      360          5,008.22      20020101            869,069.91     651       1,200,000
6382387147          20020101       20311201      360          2,397.03      20020101            394,116.56     684         557,000
6383717870          20020101       20311201      360          5,631.48      20020101            963,992.48     703       3,350,000
6384585102          20020201       20320101      360          2,554.09      20020201            426,000.00     717         575,000
6385074114          20020101       20311201      360          3,969.03      20020101            661,340.97     677         835,000
6385215477          20020101       20311201      360          2,727.38      20020101            431,109.91     731         610,000
6386690462          20020101       20311201      360          2,065.88      20020201            339,669.54     687         425,000
6386845116          20020101       20311201      360          2,524.45      20020101            409,610.97     725         830,000
6387148668          20020101       20311201      360          1,895.75      20020101            311,696.75     741         390,000
6388161314          20020201       20320101      360          2,515.88      20020201            443,100.00     751         665,000
6389052595          20020201       20320101      360          2,129.68      20020201            350,500.00     774         674,000
6389334290          20020201       20320101      360          2,661.93      20020201            450,000.00     752         825,000
6390296298          20020201       20320101      360          1,785.75      20020201            318,900.00     776         375,000
6392608052          20020101       20311201      360          5,278.57      20020101            845,316.34     749       1,600,000
6392788169          20020201       20320101      360          2,242.32      20020201            374,000.00     791         702,000
6393382210          20020101       20311201      360          2,365.68      20020101            399,512.26     715         500,000
6394983446          20020101       20311201      360          2,032.41      20020101            343,229.70     765         430,000
6397905479          20020201       20320101      360          3,025.72      20020201            511,500.00     749         950,000
6398448172          20020201       20320101      360          2,464.29      20020201            395,000.00     761         575,000
6398697851          20020101       20311201      360          3,430.92      20020101            595,362.83     765         745,000
6399963567          20020201       20320101      360          4,617.88      20020201            750,000.00     731         975,000
6400510282          20020101       20311201      360          2,456.48      20020201            398,583.45     757         590,000
6400584881          20020101       20311201      360          2,893.93      20020101            488,721.21     728         615,000
6400896251          20020201       20320101      360          3,793.23      20020201            650,000.00     719         975,000
6401340994          20020101       20311201      360          2,763.16      20020101            479,486.84     690       1,100,000
6403585844          20020101       20311201      360          3,123.32      20020101            527,461.68     820         663,000
6407213138          20020201       20320101      360          5,483.26      20020201            939,600.00     761       1,258,000
6407746905          20020201       20320101      360          3,191.11      20020201            492,000.00     681         615,000
6409503015          20020101       20311201      360          2,524.11      20020101            420,580.89     752         725,000
6409794978          20020201       20320101      360          3,152.48      20020201            512,000.00     742         810,000
6409883482          20020201       20320101      360          2,338.66      20020201            370,000.00     786         745,000
6411187963          20020201       20320101      360          3,431.29      20020201            550,000.00     635         770,000
6413984797          20020101       20311201      360          2,555.45      20020101            431,559.55     779       1,060,000
6414283686          20020201       20320101      360          1,996.74      20020201            311,839.00     730         425,000
6414502036          20020101       20311201      360          2,315.00      20020101            380,629.69     702         950,000
6414907151          20020201       20320101      360          2,242.09      20020201            369,000.00     757         415,000
6415242293          20020101       20311201      360          1,769.40      20020201            302,883.43     720         383,000
6416534177          20020201       20320101      360          2,092.31      20020201            368,500.00     684         482,000
6417177026          20020101       20311201      360          2,188.69      20020101            369,622.77     663         540,000
6418049893          20020201       20320101      360          2,997.76      20020201            500,000.00     760         900,000
6418769383          20020201       20320101      360          2,413.62      20020201            392,000.00     664         490,000
6420859487          20020201       20320101      360          3,357.49      20020201            560,000.00     720         935,000
6421148948          20020101       20311201      360          6,123.31      20020101            993,556.38     755       1,415,000
6421169795          20020101       20311201      360          3,372.24      20020101            548,027.91     736       1,300,000
6421512531          20020201       20320101      360          2,612.47      20020201            408,000.00     765         510,000
6423864377          20020101       20311201      360          4,976.27      20020101            829,173.73     779       1,700,000
6424541222          20020101       20311201      360          3,144.31      20020101            503,533.19     838         630,000
6424705207          20020101       20311201      360          3,038.06      20020101            499,514.02     708         910,000
6426994403          20020201       20320101      360          1,963.63      20020201            331,952.00     782       1,100,000
6428734120          20020201       20320101      360          5,677.89      20020201          1,000,000.00     725       2,325,000
6428849860          20020201       20320101      360          2,206.72      20020201            363,179.00     788         500,000
6429281972          20020101       20311201      360          2,126.64      20020201            349,659.82     730         690,000
6430160256          20020101       20311201      360          2,916.60      20020101            467,066.99     732         605,000
6431041620          20020101       20311201      360          2,975.15      20020101            482,741.52     762         620,000
6431295440          20020201       20320101      360          2,981.36      20020201            504,000.00     648         634,000
6432203351          20020101       20311201      360          4,085.02      20020101            699,269.15     762       1,700,000
6432306121          20020201       20320101      360          3,384.78      20020201            572,200.00     775       1,100,000
6433347629          20020201       20290101      324          2,448.52      20020201            392,400.00     742         675,000
6434521180          20020201       20320101      360          2,484.46      20020201            420,000.00     719         600,000
6435243388          20020201       20320101      360          3,161.18      20020201            534,400.00     650         715,000
6435546558          20020101       20311201      360          3,207.60      20020101            534,467.40     800         950,000
6438776319          20020201       20320101      360          2,396.77      20020201            369,530.00     722         462,000
6438937002          20020101       20311201      360          3,352.69      20020101            558,643.31     620         699,000
6438990530          20020101       20311201      360          3,845.00      20020101            649,337.29     750       1,125,000
6442315815          20020201       20320101      360          2,090.19      20020201            344,000.00     740         599,000
6442554942          20020201       20320101      360          2,206.35      20020201            368,000.00     768         460,000
6443078776          20020201       20320101      360          1,954.08      20020201            321,600.00     710         402,000
6443446114          20020201       20220101      240          4,615.73      20020201            671,000.00     745       1,800,000
6443770620          20020101       20311201      360          2,043.59      20020101            354,620.47     757         700,000
6444568064          20020201       20320101      360          3,129.66      20020201            522,000.00     740         800,000
6444581737          20020201       20320101      360          1,930.56      20020201            322,000.00     747         430,000
6444986100          20020201       20320101      360          2,624.88      20020201            432,000.00     782         540,000
6445090563          20020101       20311201      360          2,574.73      20020101            440,739.35     744         760,000
6445113472          20020201       20320101      360          2,647.59      20020201            430,000.00     680         615,000
6446860386          20020201       20320101      360          2,048.68      20020201            319,950.00     679         407,000
6446866094          20020201       20320101      360          2,738.83      20020201            463,000.00     766         940,000
6447371870          20020201       20320101      360          2,973.78      20020201            496,000.00     696         620,000
6448313251          20020201       20320101      360          2,118.07      20020201            344,000.00     675         430,000
6448313707          20020201       20320101      360          2,392.65      20020201            410,000.00     723         620,000
6452078832          20020101       20311201      360          4,557.08      20020101            749,271.05     743         970,000
6452217109          20020201       20320101      360          2,191.04      20020201            351,200.00     746         439,000
6452578724          20020201       20320101      360          2,229.51      20020201            376,900.00     721         490,000
6453273465          20020101       20311201      360          2,775.92      20020101            462,539.08     759         625,000
6456620878          20020101       20311201      360          3,888.71      20020101            639,377.96     733         950,000
6456920104          20020201       20320101      360          2,089.97      20020201            335,000.00     790         420,000
6458179469          20020101       20311201      360          3,793.23      20020101            649,321.35     730       1,400,000
6460535849          20020101       20311201      360          3,837.13      20020201            639,362.87     762         800,000
6460920298          20020201       20320101      360          2,369.31      20020201            406,000.00     768         825,000
6461612985          20020101       20311201      360          2,135.61      20020101            365,571.92     774         635,000
6462466803          20020101       20311201      360          1,841.82      20020101            306,894.18     769         420,000
6463007473          20020101       20311201      360          3,497.28      20020101            567,461.05     734         710,000
6463389236          20020101       20311201      360          3,785.85      20020101            639,347.48     764       1,070,000
6464858361          20020201       20320101      360          2,439.79      20020201            386,000.00     792         635,000
6466233043          20020201       20320101      360          3,128.74      20020201            495,000.00     735       1,300,000
6467848187          20020201       20320101      360          2,685.44      20020201            466,500.00     783         600,000
6469102237          20020201       20320101      360          2,262.83      20020201            353,394.00     739         450,000
6470409076          20020201       20320101      360          2,133.47      20020201            346,500.00     730         495,000
6470581114          20020201       20320101      360          2,454.89      20020201            415,000.00     758         848,000
6471914439          20020101       20311201      360          2,216.59      20020201            359,658.00     792         500,000
6473095484          20020201       20320101      360          1,982.26      20020201            380,000.00     749         573,000
6474624225          20020201       20320101      360          3,278.40      20020201            512,000.00     748         640,000
6475167463          20020201       20320101      360          2,678.50      20020201            446,750.00     650         597,000
6475683543          20020201       20320101      360          3,063.76      20020201            525,000.00     791         975,000
6475907637          20020201       20320101      360          2,367.10      20020201            374,500.00     730         595,000
6477538562          20020101       20311201      360          2,363.08      20020101            433,490.46     726         765,000
6480251856          20020201       20320101      360          2,339.73      20020201            380,000.00     742         490,000
6480433363          20020101       20311201      360          1,896.57      20020101            303,718.43     714         604,000
6480492039          20020201       20320101      360          3,741.85      20020201            592,000.00     735         740,000
6481175716          20020101       20311201      360          3,957.04      20020101            659,342.96     766       2,000,000
6481309273          20020101       20311201      360          2,111.91      20020101            342,674.55     773         470,000
6482036966          20020201       20320101      360          4,617.88      20020201            750,000.00     734       1,250,000
6482817852          20020201       20320101      360          3,381.57      20020201            535,000.00     768         995,000
6483474984          20020201       20320101      360          3,973.03      20020201            671,643.00     785       1,600,000
6485855719          20020201       20320101      360          3,286.76      20020201            520,000.00     772         650,000
6487473552          20020101       20311201      360          2,838.61      20020101            454,578.58     777         650,000
6488122372          20020201       20320101      360          2,011.23      20020201            340,000.00     742         680,000
6489272689          20020201       20320101      360          2,957.66      20020201            543,200.00     731         679,000
6489373503          20020201       20320101      360          2,185.80      20020201            355,000.00     715         395,000
6489401213          20020201       20320101      360          2,725.39      20020201            480,000.00     772         615,000
6491237191          20011201       20311101      360          4,495.69      20020101            758,446.49     765         950,000
6491609399          20020101       20311201      360          1,906.58      20020101            317,683.42     760         875,000
6491925951          20020101       20311201      360          3,618.45      20020101            579,462.80     720         740,000
6492147092          20020201       20320101      360          5,688.62      20020201            900,000.00     656       1,200,000
6492280851          20020201       20320101      360          3,472.65      20020201            564,000.00     779         705,000
6495277326          20020101       20311201      360          2,177.18      20020101            353,264.49     760         442,000
6495397249          20020201       20320101      360          6,403.11      20020201          1,000,000.00     723       1,700,000
6496703239          20020201       20320101      360          2,532.89      20020201            440,000.00     753         600,000
6497178233          20020101       20311201      360          1,847.14      20020201            303,704.53     641         380,000
6498730255          20020201       20320101      360          1,949.14      20020201            330,300.76     709         455,000
6499162839          20020201       20320101      360          2,176.73      20020201            373,000.00     716         780,000
6499446232          20020201       20320101      360          2,741.83      20020201            439,487.00     735         555,000
6500746596          20020201       20320101      360          1,992.75      20020201            336,875.00     744         437,500
6500806416          20020201       20320101      360          4,800.14      20020201            779,600.00     690         975,000
6500851180          20020201       20320101      360          2,550.22      20020201            437,000.00     703         640,000
6501142126          20020201       20320101      360          4,472.65      20020201            746,000.00     710       1,140,000
6501402736          20020201       20320101      360          6,157.18      20020201           1,000,000.00     774      1,450,000
6502287615          20020101       20311201      360          2,770.77      20020101            467,922.44     752       1,525,000
6502562686          20020201       20320101      360          3,666.93      20020201            603,500.00     760       1,250,000
6502802132          20020101       20311201      360          4,741.03      20020101            769,269.39     695       1,110,000
6503707751          20020101       20311201      360          2,801.09      20020101            460,551.93     785         800,000
6503815893          20020101       20311201      360          1,944.36      20020101            319,688.97     692         554,000
6504200491          20020201       20320101      360          5,702.18      20020201            914,000.00     801       1,525,000
6505180544          20020101       20311201      360          1,984.15      20020201            339,449.71     699         463,000
6505682416          20020201       20320101      360          2,024.09      20020201            337,600.00     748         436,000
6507748603          20020201       20320101      360          2,177.06      20020201            340,000.00     789         740,000
6507749726          20020201       20320101      360          2,495.48      20020201            400,000.00     701         780,000
6507858576          20020201       20320101      360          2,398.21      20020201            400,000.00     739         880,000
6508907851          20020201       20320101      360          4,557.08      20020201            750,000.00     651       1,225,000
6509607906          20020101       20311201      360          2,129.54      20020101            357,492.99     792         450,000
6510151464          20020101       20311201      360          3,872.87      20020201            628,403.17     705         810,000
6510955518          20020101       20311201      360          3,116.28      20020101            533,442.47     779         890,000
6511503499          20020201       20170101      180          3,342.41      20020201            402,500.00     778         670,000
6511968445          20020201       20320101      360          2,417.92      20020201            408,750.00     672         545,000
6513210721          20020201       20320101      360          3,477.40      20020201            580,000.00     765         725,000
6513665692          20020101       20311201      360          3,626.13      20020101            609,859.61     746       1,250,000
6513913753          20020201       20320101      360          2,308.94      20020201            375,000.00     689         605,000
6515084314          20020201       20320101      360          1,996.39      20020201            320,000.00     714         659,000
6515300033          20020101       20311201      360          2,290.47      20020101            371,647.03     664         465,000
6515482716          20020101       20311201      360          4,405.18      20020201            724,295.34     752         940,000
6517946254          20020201       20320101      360          2,612.73      20020201            430,000.00     789         850,000
6520000990          20020201       20320101      360          2,668.00      20020201            445,000.00     784         720,000
6522138244          20020201       20320101      360          2,134.40      20020201            356,000.00     681         445,000
6525140445          20020201       20320101      360          3,108.55      20020201            540,000.00     754         800,000
6526255838          20020101       20311201      360          2,065.88      20020101            339,669.54     769         525,000
6527410580          20020101       20311201      360          4,058.84      20020101            667,350.74     717         900,000
6528350942          20020101       20311201      360          4,310.03      20020101            699,335.80     760       2,600,000
6528459628          20020101       20311201      360          2,643.11      20020101            434,577.20     666         675,000
6529618925          20020101       20311201      360          1,882.59      20020201            313,687.41     672         432,000
6529691575          20020101       20311201      360          4,544.00      20020101            737,299.75     715       1,315,000
6530019394          20020101       20311201      360          3,078.59      20020101            499,525.58     714         625,000
6531085089          20020201       20320101      360          1,838.03      20020201            302,500.00     697         425,000
6531124748          20020201       20320101      360          2,931.88      20020201            502,400.00     764         628,000
6531398250          20020201       20320101      360          3,239.14      20020201            519,200.00     771         649,000
6531464698          20020201       20320101      360          3,555.51      20020201            653,000.00     657         960,000
6531679436          20020201       20320101      360          3,759.19      20020201            627,000.00     663       1,300,000
6531761671          20020101       20311201      360          2,673.49      20020201            439,572.34     788         550,000
6531838941          20020201       20320101      360          5,896.57      20020201            970,451.00     711       1,975,000
6532866693          20020101       20311201      360          2,938.13      20020101            489,566.14     796         613,000
6533678683          20020201       20320101      360          2,011.23      20020201            340,000.00     775         485,000
6534755274          20020201       20320101      360          2,844.62      20020201            462,000.00     638         730,000
6535003047          20020201       20320101      360          2,986.42      20020201            466,400.00     768         583,000
6535480682          20020201       20320101      360          2,921.23      20020201            560,000.00      0          810,000
6536002618          20020201       20320101      360          2,072.75      20020201            350,400.00     721         440,000
6537814748          20020201       20320101      360          4,740.51      20020201            750,000.00     690       2,000,000
6538811578          20020101       20311201      360          1,971.10      20020101            351,605.57     785         510,000
6539043916          20020201       20320101      360          2,211.35      20020201            359,150.00     672         449,000
6539375847          20020101       20311201      360          2,832.88      20020101            472,029.62     772         630,000
6539679941          20020201       20320101      360          2,797.98      20020201            473,000.00     655         700,000
6540090732          20020101       20311201      360          5,699.39      20020101            937,088.32     709       1,270,000
6541009319          20020101       20311201      360          2,221.23      20020101            375,117.16     702         505,000
6545749233          20020201       20320101      360          2,366.16      20020201            400,000.00     768         675,000
6545868058          20020101       20311201      360          2,895.83      20020101            482,519.17     710         690,000
6546229318          20020201       20320101      360          2,166.82      20020201            338,400.00     780         423,000
6546622603          20020201       20320101      360          5,218.21      20020201            847,500.00     779       1,135,000
6546908721          20020201       20320101      360          2,107.43      20020201            351,500.00     696         550,000
6549081245          20020201       20320101      360          2,502.99      20020201            396,000.00     716         533,000
6549318498          20020201       20320101      360          2,880.33      20020201            467,800.00     744         665,000
6549411210          20020101       20311201      360          3,768.19      20020101            611,419.31     765       1,250,000
6549478714          20020201       20320101      360          2,330.74      20020201            364,000.00     779         455,000
6549925102          20020101       20311201      360          2,888.69      20020101            494,483.19     644         927,000
6551528836          20020101       20311201      360          4,148.74      20020201            664,384.07     795         950,000
6551743849          20020201       20320101      360          2,081.13      20020201            338,000.00     653         498,000
6552285378          20020201       20320101      360          3,833.17      20020201            648,000.00     778         957,000
6552684448          20020101       20311201      360          2,180.87      20020101            363,387.88     674         595,000
6552828623          20020101       20311201      360          1,996.51      20020101            332,668.49     730         425,000
6553974640          20020101       20311201      360          2,688.68      20020101            442,069.91     683         670,000
6554507357          20020201       20320101      360          2,214.74      20020201            355,000.00     740         465,000
6556722665          20020201       20320101      360          3,073.67      20020201            499,200.00     722         735,000
6557051148          20020101       20311201      360          3,949.47      20020201            649,368.24     753         867,000
6558745623          20020201       20320101      360          3,119.35      20020201            500,000.00     690         830,000
6559150567          20020101       20311201      360          2,056.19      20020201            347,245.60     692         443,000
6559719692          20020201       20320101      360          4,196.86      20020201            700,000.00     758       1,889,000
6561489540          20020101       20311201      360          2,415.25      20020201            407,883.72     755         840,000
6562781127          20020201       20320101      360          3,668.36      20020201            588,000.00     714         735,000
6563451662          20020201       20170101      180          3,887.85      20020201            471,980.00     742         900,000
6564238340          20020201       20320101      360          5,243.68      20020201            863,000.00     687       1,550,000
6566009632          20020201       20320101      360          1,842.11      20020201            320,000.00     771         400,000
6566495906          20020201       20320101      360          4,310.03      20020201            700,000.00     725         950,000
6569289579          20020101       20311201      360          2,082.59      20020101            342,416.86     779         700,000
6570054863          20020101       20311201      360          2,946.92      20020101            484,528.60     816         665,000
6570553500          20020101       20311201      360          2,407.20      20020201            401,100.30     751         630,000
6570871605          20020201       20320101      360          2,573.19      20020201            447,000.00     784         665,000
6571060679          20020201       20320101      360          2,548.09      20020201            425,000.00     767         620,000
6571349338          20020201       20320101      360          3,874.58      20020201            655,000.00     739       1,550,000
6572103403          20020101       20311201      360          3,460.50      20020101            584,403.56     773       1,500,000
6572371323          20020201       20320101      360          2,593.06      20020201            432,500.00     751         550,000
6572552625          20020201       20320101      360          2,025.96      20020201            342,489.00     684         430,000
6574536063          20020101       20311201      360          2,176.57      20020101            353,164.58     739         480,000
6575320475          20020201       20320101      360          2,369.69      20020201            390,000.00     724         525,000
6580462890          20020201       20320101      360          3,103.22      20020201            504,000.00     701         630,000
6580770193          20020101       20311201      360          2,690.28      20020201            458,884.74     734         785,000
6586792944          20020201       20320101      360          3,337.71      20020201            535,000.00     664         825,000
6591381709          20020201       20320101      360          2,863.09      20020201            465,000.00     721         595,000
6591565418          20020101       20311201      360          3,078.59      20020101            499,525.58     744       2,400,000
6592781402          20020101       20311201      360          1,948.70      20020201            347,610.05     757         435,000
6592806019          20020201       20320101      360          3,738.42      20020201            677,000.00     751       1,400,000
6594421254          20020101       20311201      360          2,218.34      20020101            369,631.66     731       1,000,000
6595009298          20020201       20320101      360          2,146.40      20020201            358,000.00     783       1,020,000
6596379815          20020201       20320101      360          2,528.28      20020201            400,000.00     655         850,000
6597822359          20020201       20320101      360          2,278.30      20020201            380,000.00     704       1,250,000
6597828083          20020201       20320101      360          6,403.11      20020201          1,000,000.00     698       3,800,000
6598297452          20020201       20320101      360          3,056.97      20020201            490,000.00     695         870,000
6598999792          20020201       20320101      360          2,548.09      20020201            425,000.00     704         810,000
6599122311          20020201       20320101      360          4,139.90      20020201            690,500.00     751         950,000
6600861568          20020201       20320101      360          1,945.67      20020201            316,000.00     668         399,000
6601438846          20020101       20311201      360          1,845.60      20020201            311,681.90     751         390,000
6601448787          20020201       20320101      360          3,094.46      20020201            545,000.00     757         900,000
6605044038          20020201       20320101      360          3,271.21      20020201            553,000.00     655         800,000
6605640959          20020201       20320101      360          4,089.03      20020201            638,600.00     758         850,000
6607166128          20020101       20311201      360          2,401.90      20020101            384,643.41     732         570,000
6607239552          20020201       20320101      360          2,957.69      20020201            500,000.00     771         900,000
6607562276          20020201       20320101      360          4,035.89      20020201            630,300.00     734         788,000
6608211808          20020201       20320101      360          2,892.23      20020201            476,000.00     770         595,000
6608929078          20020201       20320101      360          4,022.39      20020201            662,000.00     751       1,035,000
6609269276          20020101       20311201      360          2,206.35      20020101            367,633.65     747         500,000
6610416288          20020101       20311201      360          2,121.16      20020201            339,685.09     765         425,000
6611432219          20020101       20311201      360          2,141.47      20020101            347,469.99     728         452,000
6611902393          20020201       20320101      360          3,710.75      20020201            618,922.00     710       1,025,000
6611944072          20020101       20311201      360          2,504.11      20020201            434,534.95     749         580,000
6612777851          20020201       20320101      360          2,997.76      20020201            500,000.00     755         625,000
6615266563          20020101       20311201      360          3,018.61      20020201            496,317.14     723         621,000
6615951776          20020201       20320101      360          6,076.11      20020201          1,000,000.00     779       1,750,000
6616563307          20020201       20320101      360          2,270.89      20020201            364,000.00     748         455,000
6619677062          20020201       20320101      360          2,049.00      20020201            320,000.00     766         400,000
6620427150          20020101       20311201      360          2,874.88      20020101            485,504.49     774         700,000
6620514528          20020101       20311201      360          2,770.71      20020101            455,556.79     776         655,000
6621365003          20020201       20320101      360          3,078.59      20020201            500,000.00     702         625,000
6621767703          20020101       20311201      360          3,779.34      20020101            621,395.45     804         820,000
6623305445          20020201       20320101      360          5,897.64      20020201            997,000.00     758       2,000,000
6623748230          20020201       20320101      360          4,482.18      20020201            700,000.00     746         950,000
6624739485          20020101       20311201      360          2,859.86      20020101            476,525.14     646         915,000
6625049132          20020201       20320101      360          4,258.42      20020201            750,000.00     758       1,850,000
6625671729          20020201       20320101      360          5,276.52      20020201            892,000.00     807       2,400,000
6628696178          20020201       20320101      360          4,192.41      20020201            672,000.00     758         860,000
6628967876          20020101       20311201      360          2,426.86      20020101            388,639.70     731         525,000
6629623999          20020101       20311201      360          4,880.19      20020101            824,158.87     765       1,100,000
6630286018          20020201       20320101      360          2,810.40      20020201            468,750.00     756         625,000
6632356983          20020101       20311201      360          6,067.86      20020201            959,132.14     764       1,200,000
6632436637          20020201       20320101      360          2,425.59      20020201            399,200.00     688         499,000
6633024523          20020201       20320101      360          2,388.99      20020201            388,000.00     754         567,000
6633175317          20020101       20311201      360          3,475.54      20020201            571,444.04     695         715,000
6634967803          20020201       20320101      360          5,164.69      20020201            850,000.00     696       1,700,000
6635223651          20020201       20320101      360          2,295.85      20020201            368,000.00     765         765,000
6635361089          20020201       20320101      360          4,005.00      20020201            668,000.00     691       1,700,000
6635975987          20020201       20320101      360          2,252.60      20020201            386,000.00     756         485,000
6636032598          20020101       20311201      360          3,199.41      20020101            526,043.21     646         700,000
6636360783          20020201       20320101      360          2,256.49      20020201            357,000.00     699         510,000
6637463370          20020101       20311201      360          2,089.20      20020201            357,626.22     777         925,000
6638545308          20020101       20311201      360          3,841.87      20020101            599,470.63     724         750,000
6638816220          20020101       20311201      360          2,290.47      20020101            371,647.03     633         465,000
6641704967          20020101       20311201      360          3,429.43      20020201            567,930.00     769         875,000
6642186875          20020201       20320101      360          2,997.76      20020201            500,000.00     778         700,000
6642828575          20020201       20320101      360          1,870.31      20020201            334,000.00     761         420,000
6644671858          20020101       20311201      360          2,462.87      20020101            399,620.46     810         795,000
6645469724          20020101       20311201      360          3,982.03      20020201            629,430.47     708         900,000
6646252434          20020101       20311201      360          3,223.89      20020101            544,444.34     788       1,800,000
6646880978          20020201       20320101      360          2,944.67      20020201            472,000.00     754         590,000
6648576723          20020201       20320101      360          2,065.85      20020201            354,000.00     755         460,000
6648814454          20020101       20311201      360          3,402.24      20020101            582,391.30     762       1,000,000
6649144281          20020101       20311201      360          4,557.08      20020201            749,271.05     767       1,100,000
6649663454          20020101       20311201      360          2,871.85      20020201            478,523.15     780       1,160,000
6649973523          20020201       20320101      360          1,963.80      20020201            323,200.00     708         404,000
6649992523          20020101       20311201      360          1,906.58      20020101            317,683.42     747         495,000
6651641307          20020201       20320101      360          2,697.80      20020201            444,000.00     717         555,000
6655988381          20020101       20311201      360          2,245.06      20020101            389,583.07     736         540,000
6656369797          20020201       20320101      360          2,161.71      20020201            346,500.00     780         435,000
6656967608          20020201       20320101      360          3,207.89      20020201            521,000.00     795         690,000
6658058802          20020201       20320101      360          2,060.42      20020201            321,784.00     768         402,500
6658745168          20020201       20320101      360          4,232.46      20020201            715,500.00     719       1,025,000
6658929333          20020101       20311201      360          5,079.67      20020101            824,217.20     745       1,100,000
6659450875          20020101       20311201      360          5,595.95      20020101            945,035.51     692       2,525,000
6659460973          20020201       20320101      360          2,359.86      20020201            383,270.00     695         625,000
6659554965          20020201       20320101      360          2,209.40      20020201            373,500.00     756         535,000
6659909565          20020101       20311201      360          2,462.87      20020101            399,620.46     730         520,000
6660097194          20020201       20320101      360          5,772.82      20020201            937,575.00     733       1,425,000
6660901551          20020101       20311201      360          4,204.67      20020101            691,327.41     756         870,000
6663556790          20020101       20311201      360          2,578.84      20020101            407,631.16     642         510,000
6664483341          20020201       20320101      360          4,184.87      20020201            698,000.00     797       1,200,000
6664677736          20020101       20311201      360          2,318.83      20020101            391,600.34     705         615,000
6665488927          20020101       20311201      360          2,248.32      20020101            374,626.68     693         760,000
6665500093          20020101       20311201      360          1,761.51      20020101            305,672.87     738         400,000
6665898059          20011101       20311001      360          2,877.85      20020201            478,559.27     682         600,000
6668819508          20020201       20320101      360          4,002.17      20020201            650,000.00     775       1,480,000
6670696860          20020101       20311201      360          3,587.26      20020201            574,467.43     719         930,000
6670970281          20020201       20320101      360          2,187.50      20020201            380,000.00     728         555,000
6671597869          20020101       20311201      360          2,398.21      20020101            399,601.79     717         500,000
6672201370          20020101       20311201      360          1,783.51      20020101            318,143.10     734         510,000
6674278004          20020201       20320101      360          3,267.56      20020201            545,000.00     737         795,000
6674376972          20020101       20311201      360          2,245.94      20020201            359,666.56     675         450,000
6674425670          20020201       20320101      360          4,392.88      20020201            695,000.00     676       2,075,000
6674649477          20020201       20320101      360          2,453.02      20020201            398,400.00     700         498,000
6674668642          20020201       20320101      360          2,934.76      20020201            483,000.00     641         655,000
6674980138          20020201       20320101      360          3,679.06      20020201            630,437.00     802       2,400,000
6675254020          20020101       20311201      360          5,028.08      20020201            849,133.38     741       2,250,000
6677667161          20020201       20320101      360          3,896.48      20020201            649,900.00     754         985,000
6679472032          20020201       20320101      360          3,820.25      20020201            589,000.00     764         820,000
6680748537          20020101       20311201      360          4,000.82      20020101            694,256.99     732       2,100,000
6681903495          20011201       20311101      360          2,632.35      20020201            444,090.37     669         565,000
6682232084          20020101       20311201      360          1,951.83      20020101            316,699.21     795         425,000
6682620494          20020201       20320101      360          3,917.91      20020201            628,000.00     733         785,000
6683233404          20020201       20320101      360          1,974.74      20020201            303,025.26     766       1,225,000
6683244468          20020101       20311201      360          2,217.78      20020101            364,645.24     773         525,000
6683482142          20020201       20320101      360          4,378.27      20020201            740,150.00     688         932,500
6684267237          20020201       20320101      360          4,258.42      20020201            750,000.00     788       1,175,000
6685207364          20020201       20320101      360          3,497.59      20020201            616,000.00     705         770,000
6686976264          20020201       20320101      360          2,542.10      20020201            424,000.00     790         865,000
6688190336          20020201       20320101      360          4,408.54      20020201            716,000.00     766         895,000
6688633657          20020201       20320101      360          1,981.66      20020201            335,000.00     674         860,000
6689258652          20020201       20320101      360          4,359.24      20020201            680,800.00     771         851,000
6689559950          20020201       20320101      360          2,970.72      20020201            470,000.00     702         587,500
6689646112          20020101       20311201      360          4,611.73      20020101            748,289.31     681       1,300,000
6689745286          20020201       20320101      360          4,466.66      20020201            745,000.00     690       1,025,000
6690007403          20020201       20320101      360          3,236.40      20020201            570,000.00     783       1,850,000
6690418139          20020101       20311201      360          2,661.93      20020101            449,541.19     683         643,000
6691372137          20020101       20311201      360          2,357.53      20020101            387,622.89     739         515,000
6692675470          20020201       20320101      360          2,643.11      20020201            435,000.00     769         750,000
6693413723          20020201       20320101      360          2,071.68      20020201            336,465.00     714         635,000
6693898261          20020101       20311201      360          2,159.62      20020101            413,479.13     717         520,000
6695303674          20020201       20320101      360          2,490.60      20020201            409,900.00     788         825,000
6697082193          20020201       20320101      360          2,357.53      20020201            388,000.00     672         485,000
6699057219          20020201       20320101      360          1,921.04      20020201            312,000.00     673         500,000
6700644740          20020101       20311201      360          3,448.02      20020101            559,468.65     759         825,000
6701858323          20020201       20320101      360          2,757.94      20020201            460,000.00     768         795,000
6702901734          20011101       20311001      360          2,127.41      20020101            326,675.51     692         410,000
6703072634          20020201       20320101      360          2,542.92      20020201            413,000.00     681         775,000
6703541935          20020201       20320101      360          3,005.02      20020201            508,000.00     702         650,000
6704324158          20020101       20311201      360          2,807.44      20020101            474,116.12     690         650,000
6705481064          20020201       20320101      360          3,460.50      20020201            585,000.00     696         875,000
6706005466          20020101       20311201      360          4,376.80      20020101            749,216.95     787       1,150,000
6706257208          20020201       20320101      360          1,931.76      20020201            322,200.00     789         405,000
6707109663          20020201       20320101      360          3,038.06      20020201            500,000.00     780       1,140,000
6708383481          20020201       20320101      360          4,284.74      20020201            686,800.00     759         858,500
6708733966          20020101       20311201      360          2,351.46      20020201            386,623.85     751         485,000
6709509548          20020101       20311201      360          5,264.60      20020101            865,600.87     667       1,850,000
6709745126          20020201       20320101      360          2,799.86      20020201            500,000.00     716         910,000
6711794393          20020101       20311201      360          1,738.49      20020201            301,677.14     741         400,000
6712055612          20020201       20320101      360          2,673.49      20020201            440,000.00     754         550,000
6714248165          20020201       20320101      360          2,177.95      20020201            400,000.00     748       1,040,000
6715625031          20020101       20311201      360          2,338.25      20020201            389,611.75     720         800,000
6715774326          20020201       20320101      360          3,755.88      20020201            605,458.98     785         950,000
6715850662          20020201       20320101      360          1,939.55      20020201            323,500.00     752         420,000
6715862360          20020101       20311201      360          2,389.82      20020101            403,588.10     657         505,000
6716774911          20020101       20311201      360          2,997.76      20020201            499,502.24     734       1,100,000
6716892507          20020201       20320101      360          2,895.94      20020201            470,335.00     722         600,000
6717226150          20020101       20311201      360          4,423.41      20020101            727,292.42     654       1,040,000
6717885559          20020101       20311201      360          4,535.09      20020201            716,851.37     648       1,050,000
6719216449          20020201       20320101      360          1,991.19      20020201            365,700.00     789         500,000
6719799543          20020201       20320101      360          2,454.75      20020201            404,000.00     737         505,000
6720016457          20020201       20320101      360          5,742.06      20020201            970,700.00     725       1,880,000
6720152500          20020201       20320101      360          2,865.89      20020201            484,480.00     791         606,000
6720639449          20020201       20320101      360          2,335.40      20020201            394,800.00     706         510,000
6720920161          20020201       20320101      360          2,308.92      20020201            380,000.00     726         605,000
6721985304          20020201       20320101      360          2,419.06      20020201            450,625.00     732         755,000
6722924740          20020201       20320101      360          3,587.26      20020201            575,000.00     738         850,000
6722969968          20020101       20311201      360          3,170.95      20020101            514,511.34     743       1,600,000
6723858814          20020201       20320101      360          4,091.94      20020201            682,500.00     766         975,000
6724241770          20020201       20320101      360          2,969.63      20020201            476,000.00     721         595,000
6724383457          20020101       20311201      360          2,626.08      20020101            449,530.17     768       1,159,000
6724512840          20020101       20311201      360          4,679.03      20020201            749,305.35     664       1,550,000
6725914235          20020101       20311201      360          1,744.00      20020101            302,633.11     758         380,000
6726493635          20020201       20320101      360          3,069.44      20020201            492,000.00     726         725,000
6726666958          20020101       20311201      360          3,937.28      20020101            664,921.39     756         832,000
6729071826          20020201       20320101      360          2,038.48      20020201            340,000.00     791       1,100,000
6729798329          20020201       20320101      360          2,950.52      20020201            479,200.00     758         600,000
6729930583          20020101       20311201      360          3,094.46      20020101            544,403.46     716         785,000
6731202385          20020101       20311201      360          2,798.05      20020101            460,052.42     790         635,000
6731258122          20020201       20320101      360          2,946.37      20020201            484,910.00     785       1,250,000
6732778870          20020201       20320101      360          2,979.77      20020201            497,000.00     761         970,000
6733253337          20020201       20320101      360          3,150.33      20020201            569,970.72     756         725,000
6733565540          20020101       20311201      360          1,887.01      20020101            318,674.76     730         430,000
6734129486          20020201       20320101      360          1,984.15      20020201            340,000.00     751       1,025,000
6734874644          20020101       20311201      360          3,963.31      20020101            669,316.90     715       1,175,000
6735032879          20020201       20320101      360          3,287.18      20020201            541,000.00     634       1,250,000
6735036516          20020201       20320101      360          1,881.60      20020201            301,600.00     688         377,000
6735552504          20020201       20320101      360          3,868.00      20020201            620,000.00     724         970,000
6735945484          20020201       20320101      360          2,959.07      20020201            487,000.00     736         615,000
6740738338          20020101       20311201      360          3,423.67      20020101            619,288.83     777       1,075,000
6741682196          20020201       20320101      360          2,057.66      20020201            343,200.00     706         429,000
6744377075          20020101       20311201      360          5,468.50      20020101            899,125.25     762       1,300,000
6745424470          20020201       20320101      360          5,464.50      20020201            887,500.00     677       1,500,000
6746151155          20020101       20311201      360          3,417.44      20020201            569,432.56     778         830,000
6746179941          20020201       20320101      360          2,126.64      20020201            350,000.00     716         690,000
6747134184          20020101       20311201      360          2,835.88      20020101            472,529.12     747         722,000
6747305727          20020201       20320101      360          3,845.00      20020201            650,000.00     738       1,000,000
6748481048          20020201       20320101      360          1,929.61      20020201            335,200.00     721         420,000
6749244767          20020101       20311201      360          1,925.86      20020101            343,534.62     775         435,000
6749871908          20020101       20311201      360          2,206.35      20020101            367,633.65     717         460,000
6750216183          20020101       20311201      360          2,833.47      20020101            478,511.63     780         610,000
6750962901          20020201       20320101      360          3,246.71      20020201            564,000.00     759       1,200,000
6752395639          20020101       20311201      360          1,953.20      20020201            343,623.47     738         430,000
6752719895          20020201       20320101      360          1,841.06      20020201            303,000.00     740         535,000
6753135828          20020101       20311201      360          2,842.41      20020101            467,345.32     784         700,000
6753868592          20020101       20311201      360          1,915.73      20020201            323,524.81     676         350,000
6754448808          20020201       20320101      360          2,901.00      20020201            465,000.00     760         640,000
6754744701          20020201       20320101      360          2,739.95      20020201            445,000.00     763         795,000
6758421413          20020201       20320101      360          1,892.93      20020201            320,000.00     762         950,000
6759590687          20020101       20311201      360          2,398.21      20020101            399,601.79     772         730,000
6759925354          20020101       20311201      360          4,968.84      20020101            806,234.29     759       1,250,000
6760128279          20020101       20311201      360          2,602.77      20020101            439,551.40     709         625,000
6760261815          20020101       20261201      300          6,022.85      20020201            890,808.82     710       1,400,000
6760493160          20020201       20320101      360          2,281.78      20020201            391,000.00     691         630,000
6761137139          20020101       20311201      360          5,756.57      20020101            998,930.93     806       3,100,000
6761935201          20020101       20311201      360          3,676.05      20020101            604,411.97     711         875,000
6762641071          20020101       20311201      360          3,959.50      20020101            651,016.63     698       1,425,000
6762784996          20020201       20320101      360          2,165.58      20020201            361,200.00     768         513,000
6762937529          20020101       20311201      360          2,681.19      20020201            446,754.81     730         559,000
6762975792          20020101       20311201      360          2,339.31      20020101            384,625.79     637         550,000
6763093520          20020201       20320101      360          2,302.63      20020201            400,000.00     710         500,000
6763109391          20020101       20311201      360          2,440.18      20020101            406,594.82     762       1,660,000
6764639404          20020101       20311201      360          2,787.91      20020201            464,537.09     761         900,000
6764820939          20020101       20311201      360          2,031.30      20020101            343,042.89     757         432,000
6768441427          20020201       20320101      360          2,867.07      20020201            453,600.00     721         567,000
6768852292          20020201       20320101      360          2,753.14      20020201            459,200.00     757         656,000
6768868611          20020101       20311201      360          2,697.80      20020101            443,568.45     749         600,000
6768916667          20020101       20311201      360          2,551.97      20020101            419,591.78     677         600,000
6769201366          20020201       20320101      360          3,856.33      20020201            669,900.00     716         957,000
6770301049          20020201       20320101      360          3,246.36      20020201            548,800.00     755         820,000
6770406749          20020101       20311201      360          2,555.23      20020101            414,606.23     670         530,000
6773662371          20020201       20320101      360          2,070.39      20020201            350,000.00     674         505,000
6774109042          20020201       20320101      360          2,131.65      20020201            337,250.00     754         355,000
6774385949          20020101       20311201      360          1,793.32      20020201            306,979.16     777         850,000
6778338316          20020201       20320101      360          3,743.57      20020201            608,000.00     734         995,000
6780691009          20020101       20311201      360          4,226.84      20020201            704,298.16     761       1,340,000
6781098980          20020201       20320101      360          3,897.08      20020201            650,000.00     703       1,800,000
6782852765          20020201       20320101      360          2,682.99      20020201            447,500.00     793       1,024,000
6783939777          20020101       20311201      360          1,935.69      20020101            302,037.28     623         378,000
6784651488          20020101       20311201      360          2,140.40      20020101            356,644.60     791         645,000
6785385805          20020101       20311201      360          4,574.78      20020101            742,295.01     706         960,000
6786689312          20020101       20311201      360          2,098.43      20020101            349,651.57     760         585,000
6787251781          20020201       20320101      360          2,489.25      20020201            399,000.00     692         420,000
6787744033          20020201       20320101      360          2,769.93      20020201            462,000.00     725         730,000
6788788971          20020201       20320101      360          3,697.12      20020201            625,000.00     738       1,150,000
6789421804          20020201       20320101      360          3,609.30      20020201            602,000.00     728         900,000
6790533209          20020101       20311201      360          2,825.39      20020101            464,548.05     676         658,500
6791195537          20020101       20311201      360          3,589.64      20020101            582,446.82     758       1,030,000
6795875167          20020201       20170101      180          2,595.07      20020201            310,000.00     696         420,000
6797252860          20020101       20311201      360          4,259.08      20020101            719,265.92     718         900,000
6799242281          20020101       20311201      360          2,086.44      20020101            347,653.56     785         850,000
6799490450          20020201       20320101      360          5,756.57      20020201          1,000,000.00     730       1,520,000
6800794726          20011201       20311101      360          5,048.51      20020101            875,120.46     732       1,850,000
6802296357          20020201       20320101      360          2,369.43      20020201            395,200.00     668         494,000
6802350022          20020201       20320101      360          1,997.78      20020201            312,000.00     771         400,000
6804088539          20020201       20320101      360          2,659.75      20020201            420,800.00     679         526,000
6805241277          20020101       20311201      360          2,141.37      20020101            361,630.92     756         740,000
6805824783          20020101       20311201      360          4,831.88      20020101            773,782.65     772       1,360,000
6806669898          20020201       20320101      360          2,423.47      20020201            393,600.00     720         526,500
6807318800          20020101       20311201      360          1,807.65      20020201            301,199.85     776         480,000
6807536252          20020201       20320101      360          1,919.55      20020201            324,500.00     786         700,000
6807539058          20020101       20311201      360          3,270.07      20020101            530,594.07     645       1,000,000
6808698325          20020101       20311201      360          2,518.12      20020101            419,581.88     620         540,000
6809637512          20020201       20320101      360          3,457.68      20020201            540,000.00     763         675,000
6810184637          20020201       20320101      360          3,546.54      20020201            576,000.00     763         720,000
6811091021          20020101       20311201      360          2,352.67      20020101            386,823.66     692         500,000
6811221925          20020201       20320101      360          2,250.17      20020201            356,000.00     642         445,000
6812344510          20020201       20320101      360          2,090.19      20020201            344,000.00     759         990,000
6812588215          20020201       20320101      360          2,400.66      20020201            384,800.00     751         481,000
6813773428          20020101       20311201      360          2,339.73      20020101            379,639.44     765         475,000
6813878227          20020101       20311201      360          1,976.46      20020101            320,695.42     758         510,000
6815028169          20020101       20311201      360          2,245.94      20020101            359,666.56     746         450,000
6815029522          20020101       20311201      360          4,860.89      20020101            799,222.44     676       3,050,000
6815061350          20020101       20311201      360          2,339.52      20020201            374,652.67     716         540,000
6817190157          20020201       20320101      360          3,514.30      20020201            556,000.00     773         695,000
6818042464          20020101       20311201      360          2,548.09      20020101            424,576.91     804       1,000,000
6818754480          20020101       20311201      360          1,937.47      20020101            331,653.36     720         435,000
6819347193          20020101       20311201      360          4,557.08      20020101            749,271.05     749         960,000
6821923379          20020101       20311201      360          2,330.14      20020101            388,260.10     752         441,000
6821927818          20020201       20320101      360          2,508.74      20020201            391,800.00     720         412,500
6822255250          20020201       20320101      360          3,841.87      20020201            600,000.00     654         750,000
6825063115          20020101       20311201      360          1,936.43      20020201            331,475.55     791         550,000
6825105353          20020101       20311201      360          3,924.15      20020101            628,417.41     729         820,000
6827410744          20020201       20320101      360          6,033.58      20020201            993,000.00     687       2,400,000
6828550829          20020101       20311201      360          2,099.96      20020201            354,638.06     710         600,000
6829611752          20020101       20311201      360          2,089.20      20020201            357,626.22     749         525,000
6829744934          20020101       20311201      360          2,014.50      20020101            344,839.58     781         431,500
6830681695          20020201       20320101      360          2,863.27      20020201            453,000.00     756         780,000
6832474362          20020101       20311201      360          3,017.02      20020201            489,535.06     782         665,000
6832880980          20020201       20320101      360          2,430.45      20020201            400,000.00     748       1,200,000
6832957655          20020201       20320101      360          1,860.99      20020201            318,895.00     747         450,000
6833005736          20020201       20320101      360          3,402.20      20020201            575,144.00     738         719,000
6833453878          20020201       20320101      360          1,995.82      20020201            342,000.00     727         380,000
6834766997          20020201       20320101      360          3,194.31      20020201            540,000.00     655         720,000
6834947118          20020201       20320101      360          3,650.20      20020201            577,500.00     745         825,000
6836175320          20020101       20311201      360          3,480.77      20020101            557,414.24     678         800,000
6839247894          20020201       20320101      360          4,596.25      20020201            777,000.00     690       1,100,000
6839499537          20020201       20320101      360          2,204.14      20020201            353,300.00     775         710,000
6839645766          20020101       20311201      360          3,691.24      20020101            606,909.54     722       1,550,000
6840087446          20020101       20311201      360          2,128.41      20020101            354,646.59     679         480,000
6840767377          20020201       20320101      360          3,119.35      20020201            500,000.00     803         925,000
6842313121          20020201       20320101      360          1,871.45      20020201            308,000.00     748         385,000
6842542778          20020201       20320101      360          4,679.03      20020201            750,000.00     650       1,000,000
6843486702          20020201       20320101      360          5,159.72      20020201            838,000.00     657       1,375,000
6843943793          20020101       20311201      360          2,733.96      20020101            455,546.04     727         605,000
6845670055          20020101       20211201      240          5,680.74      20020101            783,326.03     772       1,650,000
6847042659          20020101       20311201      360          4,617.88      20020101            749,288.37     713         950,000
6849063786          20020201       20170101      180          3,615.10      20020201            415,000.00     749         850,000
6850697423          20020101       20311201      360          3,620.22      20020201            611,376.03     717         900,000
6850902658          20020201       20320101      360          4,557.08      20020201            750,000.00     785       1,500,000
6851017928          20020201       20320101      360          2,029.42      20020201            334,000.00     728         420,000
6853356613          20020201       20320101      360          2,250.17      20020201            356,000.00     692         445,000
6853492400          20020101       20311201      360          2,014.02      20020201            335,566.26     802         434,000
6856268625          20020201       20320101      360          2,812.77      20020201            475,500.00     736         785,000
6856890832          20020101       20311201      360          3,124.95      20020101            513,800.12     648         700,000
6857981770          20020101       20311201      360          3,253.46      20020101            549,439.25     770       1,000,000
6858754010          20020101       20311201      360          2,847.87      20020101            474,527.13     696         850,000
6859480896          20020101       20311201      360          1,892.93      20020101            319,673.74     672         430,000
6859762905          20011201       20311101      360          2,832.30      20020201            459,124.79     775         835,000
6861412309          20020101       20311201      360          4,335.90      20020201            694,356.29     763       1,040,000
6861772579          20020101       20311201      360          2,794.94      20020201            447,585.06      0          575,000
6862674980          20020201       20320101      360          5,541.46      20020201            900,000.00     688       1,350,000
6862794424          20020201       20320101      360          2,928.69      20020201            482,000.00     696         675,000
6862907570          20020101       20311201      360          2,099.96      20020101            354,638.06     636         460,000
6863491756          20020101       20311201      360          5,156.14      20020101            859,143.86     704       1,975,000
6864005423          20020201       20320101      360          2,065.88      20020201            340,000.00     737         425,000
6865068420          20020101       20311201      360          2,096.21      20020101            335,688.79     791         685,000
6865621566          20020101       20311201      360          3,201.56      20020101            499,558.86     754         710,000
6865658089          20020201       20320101      360          2,582.35      20020201            425,000.00     697         553,000
6867376797          20020201       20320101      360          4,306.40      20020201            728,000.00     776         965,000
6867862481          20020201       20320101      360          3,033.73      20020201            506,000.00     758       1,350,000
6871062177          20020201       20320101      360          2,886.15      20020201            475,000.00     640         650,000
6873084013          20020201       20320101      360          2,416.00      20020201            414,000.00     742         640,000
6874780205          20020201       20320101      360          2,302.63      20020201            400,000.00     740         510,000
6875183516          20020101       20311201      360          3,885.69      20020101            674,278.37     666         925,000
6875324862          20020201       20320101      360          2,027.92      20020201            347,500.00     780         692,000
6876763910          20020201       20320101      360          1,858.61      20020201            310,000.00     787         500,000
6877862984          20020201       20320101      360          4,029.58      20020201            645,900.00     773         890,000
6878031183          20020101       20311201      360          2,973.92      20020201            482,541.70     724         605,000
6879798251          20020101       20311201      360          3,845.00      20020101            649,337.29     706         917,000
6879818695          20020101       20311201      360          2,701.95      20020101            462,516.59     691         580,000
6881327883          20020101       20311201      360          1,986.89      20020101            326,682.17     774         409,500
6881697756          20020201       20320101      360          3,238.83      20020201            555,000.00     650         895,000
6882349258          20020101       20311201      360          1,940.25      20020101            327,665.58     759         410,000
6883017078          20020201       20320101      360          2,007.50      20020201            344,000.00     648         430,000
6884297596          20020101       20311201      360          3,790.72      20020101            695,382.63     699       1,075,000
6884592327          20020201       20320101      360          4,814.48      20020201            825,000.00     698       1,256,000
6885240033          20020201       20320101      360          5,471.73      20020201            925,000.00     803       3,500,000
6886080883          20020101       20311201      360          5,689.84      20020101            973,982.04     667       1,300,000
6886355202          20020101       20311201      360          4,386.99      20020101            711,823.95     712         925,000
6887365234          20020201       20320101      360          5,467.57      20020201            888,000.00     785       1,110,000
6888845606          20020201       20320101      360          2,200.53      20020201            372,000.00     758         625,000
6891734235          20020101       20311201      360          3,151.30      20020101            539,436.20     716         695,000
6891941244          20020201       20170101      180          3,746.73      20020201            444,000.00     695         710,000
6892070118          20020201       20320101      360          1,875.18      20020201            317,000.00     715         400,000
6892637916          20020201       20320101      360          2,366.16      20020201            400,000.00     658         738,000
6893525383          20020101       20311201      360          2,721.08      20020101            459,531.00     686         865,000
6894699393          20020101       20311201      360          2,351.30      20020101            371,663.70     758         465,000
6894986733          20020201       20320101      360          3,281.78      20020201            533,000.00     658         840,000
6897006323          20020101       20311201      360          2,602.05      20020201            433,567.95     759       1,735,000
6897486871          20020201       20320101      360          1,988.77      20020201            323,000.00     740         445,000
6897575806          20020201       20320101      360          4,548.02      20020201            729,000.00     735         980,000
6898992562          20020201       20320101      360          2,397.12      20020201            410,766.00     687         600,000
6899625807          20020101       20311201      360          3,595.40      20020101            615,456.75     752       1,575,000
6899691379          20020201       20320101      360          3,933.73      20020201            665,000.00     792       2,845,000
6899753658          20020201       20320101      360          1,816.93      20020201            320,000.00     797         400,000
6901755907          20020101       20311201      360          2,427.47      20020201            393,236.54     718         420,000
6901852167          20020201       20320101      360          2,275.45      20020201            360,000.00     756         538,000
6901969425          20020101       20311201      360          2,129.54      20020201            359,632.96     742         500,000
6902092946          20011201       20311101      360          3,324.88      20020101            538,972.57     723         675,000
6902617296          20020101       20311201      360          5,386.38      20020101            922,036.33     793       1,800,000
6902925343          20020101       20311201      360          2,005.12      20020101            329,679.26     741         365,000
6903658448          20020101       20311201      360          3,767.19      20020101            619,397.39     740         840,000
6905834567          20020201       20320101      360          2,074.37      20020201            332,500.00     780         630,000
6907171869          20020101       20311201      360          1,860.73      20020101            318,517.09     681         460,000
6907263963          20020201       20320101      360          2,319.26      20020201            420,000.00     782         590,000
6908606814          20020201       20320101      360          3,687.24      20020201            615,000.00     766       1,550,000
6909189695          20020101       20311201      360          3,765.18      20020201            627,374.82     773         785,000
6909953058          20020101       20311201      360          4,156.10      20020101            674,359.52     701         900,000
6910294369          20020101       20311201      360          3,736.81      20020101            614,402.25     762       1,650,000
6911116306          20020101       20311201      360          3,478.81      20020101            564,463.90     771       1,400,000
6913434616          20020201       20320101      360          3,459.41      20020201            577,000.00     766         925,000
6914364739          20020201       20320101      360          5,384.00      20020201            863,000.00     721       1,750,000
6915729195          20020201       20320101      360          2,133.47      20020201            346,500.00     723         465,000
6916379347          20020201       20320101      360          2,152.36      20020201            345,000.00     700         600,000
6917720200          20020201       20320101      360          4,570.45      20020201            752,200.00     741       1,540,000
6917808138          20020101       20311201      360          3,266.92      20020101            566,905.29     749         712,000
6917900893          20020101       20311201      360          3,159.58      20020101            519,494.59     760         650,000
6918862076          20020201       20320101      360          2,909.27      20020201            472,500.00     642         630,000
6919869807          20020101       20311201      360          2,158.39      20020101            359,641.61     668         450,000
6920636054          20020101       20311201      360          1,859.29      20020101            305,702.59     729         480,000
6921413560          20020101       20311201      360          2,040.81      20020101            344,648.25     752         465,000
6921777998          20020201       20320101      360          2,968.98      20020201            495,200.00     643         619,000
6921973118          20020101       20311201      360          2,158.39      20020101            359,641.61     751         470,000
6921983232          20020201       20320101      360          2,129.07      20020201            350,400.00     786         438,000
6922074080          20020101       20311201      360          2,200.18      20020101            366,604.67     766         670,200
6922483752          20020101       20311201      360          2,070.39      20020101            349,643.15     787         960,000
6922581878          20020101       20311201      360          3,053.96      20020101            495,529.37     766         620,000
6922590093          20020101       20311201      360          3,773.42      20020101            637,249.63     769         810,000
6923484080          20020201       20320101      360          2,415.86      20020201            397,600.00     750         635,000
6924693697          20020101       20311201      360          2,817.49      20020101            463,249.31     772         675,000
6924725259          20020201       20320101      360          6,076.11      20020201          1,000,000.00     742       5,000,000
6925483429          20020101       20311201      360          3,477.40      20020101            579,422.60     790       2,500,000
6925681568          20020101       20311201      360          1,808.25      20020101            301,299.75     730         377,000
6926360311          20020201       20320101      360          2,676.50      20020201            418,000.00     799         522,500
6926602134          20020201       20320101      360          2,370.26      20020201            375,000.00     665         575,000
6927093424          20020101       20311201      360          2,732.77      20020201            523,212.89     734         660,000
6928353215          20020201       20320101      360          3,122.84      20020201            550,000.00     704       1,175,000
6929754775          20020201       20320101      360          3,033.73      20020201            506,000.00     627         650,000
6930103376          20020201       20320101      360          3,592.51      20020201            599,200.00     732         775,000
6931682899          20020101       20311201      360          2,640.77      20020101            484,430.58     670         800,000
6933355148          20020201       20320101      360          4,253.28      20020201            700,000.00     770       1,125,000
6933409226          20020201       20320101      360          2,246.14      20020201            364,800.00     733         540,000
6933435080          20020201       20320101      360          3,791.49      20020201            624,000.00     656         780,000
6933590348          20020201       20320101      360          3,585.32      20020201            598,000.00     752       1,000,000
6934390698          20020101       20311201      360          5,146.93      20020101            824,235.88     638       1,100,000
6934433571          20020201       20320101      360          2,248.16      20020201            370,000.00     636         500,000
6934480606          20020201       20320101      360          3,106.88      20020201            498,000.00     656         785,000
6936265898          20020201       20320101      360          3,571.19      20020201            565,000.00     643         875,000
6936303657          20020201       20320101      360          3,103.99      20020201            554,312.00     673       1,350,000
6936511739          20020101       20311201      360          4,617.88      20020101            749,288.37     695       1,100,000
6936746699          20020201       20320101      360          2,661.93      20020201            450,000.00     650         785,000
6941779974          20020101       20311201      360          3,443.35      20020201            581,506.51     784         735,000
6942016418          20020201       20320101      360          2,387.91      20020201            393,000.00     751         670,000
6942874881          20020101       20311201      360          2,093.44      20020201            339,677.39     720         680,000
6943668860          20020201       20320101      360          2,918.58      20020201            507,000.00     756       1,900,000
6943855913          20020101       20311201      360          2,066.30      20020101            368,586.51     749         550,000
6943858735          20020201       20320101      360          2,661.93      20020201            450,000.00     708         650,000
6944040192          20020201       20320101      360          2,967.78      20020201            495,000.00     747         620,000
6944337473          20020201       20320101      360          3,845.00      20020201            650,000.00     768         920,000
6944697561          20020201       20320101      360          5,316.60      20020201            875,000.00     738       1,225,000
6944775326          20020201       20320101      360          2,834.38      20020201            437,000.00     718         460,000
6947403983          20020201       20320101      360          1,951.54      20020201            325,500.00     658         440,000
6947740046          20020201       20320101      360          3,638.89      20020201            591,000.00     778       2,000,000
6947740426          20020201       20320101      360          1,847.14      20020201            304,000.00     715         385,000
6949399593          20020201       20320101      360          4,137.54      20020201            709,000.00     785         935,000
6955897530          20020201       20320101      360          2,068.81      20020201            336,000.00     759         420,000
6955899445          20020101       20311201      360          4,141.53      20020201            749,139.72     691       1,200,000
6957422394          20020201       20320101      360          3,544.64      20020201            560,800.00     754         701,000
6957754820          20020101       20311201      360          2,769.99      20020101            443,588.76     673         555,000
6957913855          20020201       20320101      360          2,528.28      20020201            400,000.00     694         525,000
6959314409          20020101       20311201      360          3,447.42      20020101            574,427.58     720       2,575,000
6959329720          20020101       20311201      360          4,131.76      20020101            679,339.07     760         850,000
6959686046          20020201       20320101      360          1,987.27      20020201            350,000.00     707       1,025,000
6959999225          20020101       20311201      360          2,529.56      20020101            410,440.18     656         625,000
6960427703          20020101       20311201      360          2,096.21      20020101            335,688.79     738         525,000
6961840953          20020101       20311201      360          2,271.16      20020101            399,562.17     734         505,000
6962167703          20020201       20320101      360          4,352.28      20020201            688,577.00     682         861,000
6963247470          20020201       20320101      360          3,297.53      20020201            550,000.00     788         925,000
6963965121          20020101       20311201      360          1,995.91      20020101            332,568.59     799         750,000
6964444621          20020101       20311201      360          2,602.77      20020101            439,551.40     718         650,000
6964589219          20020201       20320101      360          1,974.92      20020201            329,400.00     782         695,000
6964613423          20020101       20311201      360          1,774.07      20020101            303,682.60     781         390,000
6965510768          20020101       20311201      360          2,446.17      20020101            407,593.83     675         510,000
6965697698          20020201       20320101      360          2,946.92      20020201            485,000.00     744       1,315,000
6966091453          20020101       20311201      360          2,139.40      20020101            351,757.78     705         500,000
6966357078          20020201       20320101      360          6,238.70      20020201           1,000,000.00     757      1,835,000
6967282739          20020201       20320101      360          2,218.34      20020201            370,000.00     766         570,000
6968024296          20020101       20311201      360          2,240.95      20020101            358,867.30     722         449,000
6968434792          20020201       20320101      360          2,464.29      20020201            395,000.00     760         675,000
6969396453          20020201       20320101      360          2,109.53      20020201            333,750.00     730         445,000
6970483639          20020201       20320101      360          4,864.49      20020201            750,000.00     664         945,000
6971577934          20020201       20320101      360          3,694.31      20020201            600,000.00     727         900,000
6972310699          20020101       20311201      360          2,957.69      20020101            499,490.23     726         717,000
6973321877          20020101       20311201      360          2,556.80      20020101            409,448.41     809         475,000
6974777473          20020101       20311201      360          3,349.51      20020301            543,483.82     755         810,000
6977673208          20020101       20311201      360          2,044.19      20020101            331,684.98     727         415,000
6979306906          20020201       20320101      360          6,157.18      20020201          1,000,000.00     679       3,750,000
6979478143          20020101       20311201      360          5,515.89      20020201            906,917.67     727       1,350,000
6980857707          20020101       20311201      360          4,873.04      20020101            801,220.50     768       1,700,000
6981324228          20020101       20311201      360          4,668.59      20020101            799,164.74     678       1,150,000
6981902437          20020201       20320101      360          4,694.89      20020201            793,675.00     785       1,900,000
6984107059          20020201       20320101      360          2,663.64      20020201            489,200.00     801         850,000
6984236569          20020101       20311201      360          1,902.57      20020101            308,706.81     767         810,000
6984264512          20020101       20311201      360          3,016.85      20020101            509,480.02     699       1,600,000
6984687811          20020201       20320101      360          5,849.32      20020201            950,000.00     775       1,375,000
6984691011          20020101       20311201      360          3,865.86      20020201            709,166.43     749       1,025,000
6985087888          20020101       20311201      360          3,758.53      20020201            670,447.89     719         839,000
6986003884          20020101       20311201      360          2,966.04      20020101            451,120.68     703         602,000
6989505901          20020201       20320101      360          2,590.46      20020201            450,000.00     719       1,450,000
6992447422          20020201       20320101      360          2,106.19      20020201            337,600.00     740         422,000
6992787413          20020201       20320101      360          3,742.89      20020201            616,000.00     648         773,500
6999368175          20020101       20311201      360          2,660.81      20020201            443,358.19     708         808,000







BANK OF AMERICA MORTGAGE SECURITIES, INC.
BAMSI 2002-A
MORTGAGE LOAN SCHEDULE


(Continued)


   LOAN              SALES         INITIAL          CONVERT                   INITIAL       LIFETIME       PERIODIC          RATE
  NUMBER             PRICE       CHANGE DATE        OPTION       MARGIN       RATE CAP         CAP         RATE CAP         CEILING
  ------          ----------   -------------        ------       ------       --------         ---         --------       ----------
0029784675          613,500        20060901            N          2.250       5.00000         5.00           2.00            11.750
0099068538                -        20060601            N          2.250       5.00000         5.00           2.00            11.875
0099089443          382,900        20060801            N          2.250       5.00000         5.00           2.00            10.875
0099097073          613,500        20060701            N          2.250       5.00000         5.00           2.00            11.875
0099116899                -        20060801            N          2.250       5.00000         5.00           2.00            11.750
0099134157          379,900        20060901            N          2.250       5.00000         5.00           2.00            12.000
0099149940          401,000        20061001            N          2.250       5.00000         5.00           2.00            11.375
6000846706          921,500        20070101            N          2.250       5.00000         5.00           2.00            10.875
6001243358                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6002019187                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6002163985                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6003344832        1,135,488        20070101            N          2.250       5.00000         5.00           2.00            11.625
6003652564                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6003989107                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6006221060                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6007842351                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6008354786                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6009985315                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6010239850                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6010383880                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6011745434                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6013107476                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6015241406                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6018579034                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6020577620                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6021354706                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6022452731                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6022694902                -        20070101            N          2.250       5.00000         5.00           2.00            11.750
6022848961        1,200,000        20070101            N          2.250       5.00000         5.00           2.00            11.375
6024768282                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6025469906        1,250,000        20070101            N          2.250       5.00000         5.00           2.00            11.000
6025987378          845,000        20070101            N          2.250       5.00000         5.00           2.00            11.125
6027348991                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6027959052                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6029509210                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6031765768                -        20070101            N          2.250       5.00000         5.00           2.00            11.500
6031984690                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6032149608          815,000        20061201            N          2.250       5.00000         5.00           2.00            11.250
6032935386                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6033912384                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6034181765                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6035495073                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6037844203                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6039523151                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6039737512                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6039989493                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6040023662                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6040483171                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6042401221                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6042632130        1,150,000        20061201            N          2.250       5.00000         5.00           2.00            10.875
6043083937                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6045321640                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6046052491          590,000        20070101            N          2.250       5.00000         5.00           2.00            11.375
6046436652                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6048308412                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6048440918                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6049085480                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6049970111                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6050151262                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6050203022        1,150,000        20061201            N          2.250       5.00000         5.00           2.00            10.625
6050342358          432,000        20060901            N          2.250       5.00000         5.00           2.00            11.750
6052179063                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6052211932                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6054475527                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6055085366                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6055752494                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6057414317        1,125,000        20061201            N          2.250       5.00000         5.00           2.00            11.250
6057446095          742,000        20061201            N          2.250       5.00000         5.00           2.00            11.125
6058390441                -        20070101            N          2.250       5.00000         5.00           2.00            10.625
6058895332          405,000        20070101            N          2.250       5.00000         5.00           2.00            11.375
6059661535                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6059895307                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6060548051                -        20070101            N          2.250       5.00000         5.00           2.00            10.500
6060667737                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6061068760                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6062040685          425,000        20061201            N          2.250       5.00000         5.00           2.00            11.125
6062972150                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6063853326          411,500        20070101            N          2.250       5.00000         5.00           2.00            11.250
6064190587                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6064321356                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6065338102          548,000        20061201            N          2.250       5.00000         5.00           2.00            11.250
6065957182                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6065957828                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6067320413                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6067673142                -        20070101            N          2.250       5.00000         5.00           2.00            10.500
6067687175                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6068572822                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6068996120                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6069906110                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6070717936                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6071363110                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6071403122                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6072135525                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6075309952                -        20061201            N          2.250       5.00000         5.00           2.00            10.500
6076185914                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6076692091                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6076776118          462,000        20070101            N          2.250       5.00000         5.00           2.00            10.750
6077017991                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6077097100                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6077244322                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6077415955                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6078761670                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6078884092                -        20070101            N          2.250       5.00000         5.00           2.00            10.625
6079492986          625,000        20070101            N          2.250       5.00000         5.00           2.00            11.375
6079699598                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6079808959                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6080655597                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6082927051          640,000        20061201            N          2.250       5.00000         5.00           2.00            11.250
6083628237          516,836        20070101            N          2.250       5.00000         5.00           2.00            11.500
6085928296                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6086202576                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6088394645                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6089197096                -        20070101            N          2.250       5.00000         5.00           2.00            10.625
6089543554                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6089710914                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6090003911          505,000        20070101            N          2.250       5.00000         5.00           2.00            11.500
6090066777                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6090915478                -        20070101            N          2.250       5.00000         5.00           2.00            10.375
6091842978                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6092241949          620,000        20061201            N          2.250       5.00000         5.00           2.00            10.875
6092825758          465,000        20070101            N          2.250       5.00000         5.00           2.00            11.500
6092937405                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6093279468                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6094037667                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6094297600                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6095087117                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6095909187          784,000        20070101            N          2.250       5.00000         5.00           2.00            11.375
6095931108                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6096159477                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6096308454        1,377,500        20070101            N          2.250       5.00000         5.00           2.00            11.125
6097193244                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6097212531                -        20070101            N          2.250       5.00000         5.00           2.00            11.500
6097279514                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6097540428                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6098556191          425,000        20061201            N          2.250       5.00000         5.00           2.00            11.500
6098877449                -        20070101            N          2.250       5.00000         5.00           2.00            10.500
6099137058                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6100425666                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6100829735                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6100830014                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6101724125          455,000        20070101            N          2.250       5.00000         5.00           2.00            11.125
6103337835                -        20070101            N          2.250       5.00000         5.00           2.00            10.125
6104854978                -        20061201            N          2.250       5.00000         5.00           2.00            11.625
6105829318                -        20061001            N          2.250       5.00000         5.00           2.00            11.750
6105939638                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6106098723          455,000        20070101            N          2.250       5.00000         5.00           2.00            11.500
6106930818                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6107924489                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6108483360                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6108692507                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6110786784                -        20070101            N          2.250       5.00000         5.00           2.00            11.500
6111524879                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6111577539                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6111751860                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6113007451                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6114706259                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6114715888                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6114949800                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6115025337          590,000        20061201            N          2.250       5.00000         5.00           2.00            11.625
6115513274                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6118294831                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6118351763                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6119901020                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6120949067                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6121893462                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6122048959          455,489        20070101            N          2.250       5.00000         5.00           2.00            10.875
6122630434                -        20070101            N          2.250       5.00000         5.00           2.00            11.625
6122833855          440,000        20061201            N          2.250       5.00000         5.00           2.00            11.250
6123676402        1,600,000        20070101            N          2.250       5.00000         5.00           2.00            10.875
6124685733                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6124738771                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6124861086                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6125355617        2,200,000        20070101            N          2.250       5.00000         5.00           2.00            11.500
6126566360                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6126586616          466,774        20061201            N          2.250       5.00000         5.00           2.00            11.250
6126872149                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6127440680                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6129822521                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6129907835                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6130301457          620,000        20070101            N          2.250       5.00000         5.00           2.00            11.000
6130410407                -        20061201            N          2.250       5.00000         5.00           2.00            11.500
6130986851          610,000        20070101            N          2.250       5.00000         5.00           2.00            11.250
6133376845                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6134217147                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6136525869                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6137439706                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6138128373                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6141165149                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6141736683                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6142089819                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6142376125          500,000        20070101            N          2.250       5.00000         5.00           2.00            11.500
6143362843                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6143787338          865,000        20061201            N          2.250       5.00000         5.00           2.00            10.875
6145738735                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6146634347          380,000        20070101            N          2.250       5.00000         5.00           2.00            11.625
6147536772                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6147689340          427,000        20070101            N          2.250       5.00000         5.00           2.00            11.375
6148211292          782,400        20070101            N          2.250       5.00000         5.00           2.00            11.750
6150767165          845,000        20061201            N          2.250       5.00000         5.00           2.00            10.875
6151081616                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6151390009                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6152096365                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6152127533                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6153235392          417,046        20070101            N          2.250       5.00000         5.00           2.00            11.500
6153543274          487,000        20061201            N          2.250       5.00000         5.00           2.00            10.750
6155912998                -        20070101            N          2.250       5.00000         5.00           2.00            11.625
6156491240                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6156745678                -        20061201            N          2.250       5.00000         5.00           2.00            11.625
6156786813                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6156947555                -        20070101            N          2.250       5.00000         5.00           2.00            11.625
6158386174                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6158854874                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6159581708                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6161075772                -        20070101            N          2.250       5.00000         5.00           2.00            11.500
6161267080                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6162034836                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6162416736          570,000        20061201            N          2.250       5.00000         5.00           2.00            11.000
6164469881                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6165393163          555,000        20061201            N          2.250       5.00000         5.00           2.00            10.875
6166172764          409,000        20070101            N          2.250       5.00000         5.00           2.00            11.250
6166280252                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6166915634                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6167675716          365,000        20061201            N          2.250       5.00000         5.00           2.00            10.750
6168900956          445,000        20070101            N          2.250       5.00000         5.00           2.00            11.250
6169075337                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6171401646                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6171953661          528,793        20070101            N          2.250       5.00000         5.00           2.00            11.125
6172267491                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6173557338                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6174985116                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6175657482                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6175830402                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6176481395                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6177305940                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6178474638                -        20070101            N          2.250       5.00000         5.00           2.00            10.375
6179759284          868,500        20070101            N          2.250       5.00000         5.00           2.00            11.125
6181313062          615,000        20070101            N          2.250       5.00000         5.00           2.00            11.125
6181424646                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6182853710                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6183142204                -        20061201            N          2.250       5.00000         5.00           2.00            10.625
6183881066                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6185860076                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6186592116                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6187135709          600,000        20070101            N          2.250       5.00000         5.00           2.00            11.250
6187889016          528,000        20061201            N          2.250       5.00000         5.00           2.00            10.750
6189194506                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6191846960                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6192393111                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6192972591          715,000        20070101            N          2.250       5.00000         5.00           2.00            11.375
6196486218                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6198147206                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6198614908                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6202563257                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6204100850                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6204773185                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6205006312                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6205631093          750,000        20061101            N          2.250       5.00000         5.00           2.00            10.500
6207292894          475,000        20061201            N          2.250       5.00000         5.00           2.00            11.750
6208090875                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6208789609                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6210012974          650,000        20070101            N          2.250       5.00000         5.00           2.00            11.375
6210514508                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6210855661                -        20061201            N          2.250       5.00000         5.00           2.00            10.500
6212152315                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6214841709                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6215372811                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6216757648          560,000        20070101            N          2.250       5.00000         5.00           2.00            11.125
6219073563                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6219520779          965,000        20070101            N          2.250       5.00000         5.00           2.00            10.625
6220134925                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6220509555          532,500        20070101            N          2.250       5.00000         5.00           2.00            11.625
6221411447                -        20070101            N          2.250       5.00000         5.00           2.00            10.625
6222900307          580,000        20070101            N          2.250       5.00000         5.00           2.00            11.250
6223123685          785,000        20070101            N          2.250       5.00000         5.00           2.00            10.875
6225060737                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6225248639                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6226563895          727,952        20070101            N          2.250       5.00000         5.00           2.00            10.750
6226756598          599,900        20070101            N          2.250       5.00000         5.00           2.00            11.625
6227233365                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6231231181                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6231419208          425,000        20061201            N          2.250       5.00000         5.00           2.00            11.500
6232715000                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6233207759                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6233840344                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6234024906                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6235351373                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6235433577          699,000        20070101            N          2.250       5.00000         5.00           2.00            11.000
6235676332                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6237282741          735,367        20061201            N          2.250       5.00000         5.00           2.00            09.750
6238425356                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6238603655                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6238656513                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6239913442          490,000        20061201            N          2.250       5.00000         5.00           2.00            11.375
6240020203                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6240826021        1,138,500        20061201            N          2.250       5.00000         5.00           2.00            11.250
6241506242                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6242203203                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6243311856                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6245022394                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6245171662                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6246224130                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6247113944                -        20070101            N          2.250       5.00000         5.00           2.00            11.625
6248755636          400,000        20070101            N          2.250       5.00000         5.00           2.00            11.375
6250511893          532,000        20070101            N          2.250       5.00000         5.00           2.00            11.250
6252610289                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6252696361                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6252807075          389,000        20070101            N          2.250       5.00000         5.00           2.00            11.500
6253207457                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6253866351                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6254445650                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6255432566          790,000        20060501            N          2.250       5.00000         5.00           2.00            11.875
6255960590                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6256632255                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6256804102                -        20070101            N          2.250       5.00000         5.00           2.00            10.125
6257174182                -        20070101            N          2.250       5.00000         5.00           2.00            11.500
6257225513                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6257738986                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6259317532                -        20070101            N          2.250       5.00000         5.00           2.00            10.500
6259491303                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6259552062                -        20070101            N          2.250       5.00000         5.00           2.00            10.125
6260615650                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6261440348                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6261462946          750,000        20070101            N          2.250       5.00000         5.00           2.00            10.875
6262244111                -        20061201            Y          2.250       5.00000         5.00           2.00            11.375
6262336537                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6263310721        1,655,000        20061201            N          2.250       5.00000         5.00           2.00            11.625
6264040541                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6264365542                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6264430189          900,000        20061201            N          2.250       5.00000         5.00           2.00            10.625
6264667715                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6265848900                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6266781753                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6267109251                -        20070101            N          2.250       5.00000         5.00           2.00            10.625
6267519533                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6267561485                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6268502728                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6268758882        1,102,000        20070101            N          2.250       5.00000         5.00           2.00            11.500
6269801954                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6270551168          726,000        20070101            N          2.250       5.00000         5.00           2.00            10.500
6271150275                -        20061201            N          2.250       5.00000         5.00           2.00            10.625
6271672435                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6274747135          493,047        20070101            N          2.250       5.00000         5.00           2.00            11.375
6275774740                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6275816632                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6276169163          356,000        20070101            N          2.250       5.00000         5.00           2.00            11.500
6276212047                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6276293609                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6277826043          525,000        20061201            N          2.250       5.00000         5.00           2.00            10.875
6279584269                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6280722007                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6280851517                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6281296860                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6281751047                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6282375002                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6282763959                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6284808182          760,000        20061201            N          2.250       5.00000         5.00           2.00            10.750
6285590557                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6287431297                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6287554429                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6288002931                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6288008649                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6288080176                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6288415695          472,000        20061201            N          2.250       5.00000         5.00           2.00            10.875
6289380492                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6289515055                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6289610153          830,000        20061201            N          2.250       5.00000         5.00           2.00            11.125
6289885292                -        20061201            N          2.250       5.00000         5.00           2.00            11.500
6289958917                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6290858155        1,200,000        20061101            N          2.250       5.00000         5.00           2.00            11.375
6291139266          579,000        20070101            N          2.250       5.00000         5.00           2.00            11.500
6291240163                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6291410741                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6291425582                -        20070101            N          2.250       5.00000         5.00           2.00            10.500
6292161095          677,000        20061201            N          2.250       5.00000         5.00           2.00            10.125
6292344667                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6293094709                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6294427585                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6294696858          379,500        20070101            N          2.250       5.00000         5.00           2.00            11.250
6295195066                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6295198342                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6296209809                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6296210765                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6296235036          479,000        20070101            N          2.250       5.00000         5.00           2.00            11.250
6296492157          685,000        20070101            N          2.250       5.00000         5.00           2.00            11.500
6296797753                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6296853028                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6297649706                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6297846971                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6297847599                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6298168615                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6298427110                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6298741346                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6298751899                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6299323110                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6299913670                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6300011464                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6300149223          528,045        20070101            Y          2.250       5.00000         5.00           2.00            11.500
6302384760                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6305771666                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6306441541                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6308373643          632,000        20061201            N          2.250       5.00000         5.00           2.00            10.250
6308525176                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6308912465                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6309467477                -        20061201            N          2.250       5.00000         5.00           2.00            11.500
6311075276                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6311348442                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6311914268                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6312633305                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6313040575                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6313676535                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6313958040          488,000        20070101            N          2.250       5.00000         5.00           2.00            11.375
6321452432                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6321629955                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6322002426                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6322627768                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6322924017                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6323451945                -        20061201            N          2.250       5.00000         5.00           2.00            10.625
6325908827          638,898        20070101            N          2.250       5.00000         5.00           2.00            11.625
6327401656                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6327901432                -        20070101            N          2.250       5.00000         5.00           2.00            10.500
6327976798                -        20070101            N          2.250       5.00000         5.00           2.00            10.625
6329505538                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6330093037                -        20070101            N          2.250       5.00000         5.00           2.00            10.375
6330654358          780,000        20061201            N          2.250       5.00000         5.00           2.00            10.750
6330916534          755,000        20061201            N          2.250       5.00000         5.00           2.00            11.125
6331655735          745,000        20061201            N          2.250       5.00000         5.00           2.00            11.125
6332382974                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6332508917                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6334287429                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6334933287          936,801        20070101            N          2.250       5.00000         5.00           2.00            10.875
6335023351                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6336532350                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6336633836          380,000        20070101            N          2.250       5.00000         5.00           2.00            11.125
6336934531                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6336936064                -        20070101            N          2.250       5.00000         5.00           2.00            11.500
6337149626                -        20070101            N          2.250       5.00000         5.00           2.00            10.000
6337772013          485,000        20061101            N          2.250       5.00000         5.00           2.00            11.250
6337775032          565,000        20070101            N          2.250       5.00000         5.00           2.00            11.500
6338199158                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6340094918                -        20070101            Y          2.250       5.00000         5.00           2.00            10.750
6340343778          518,000        20070101            N          2.250       5.00000         5.00           2.00            11.250
6340785432                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6341871165                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6341994751                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6343956303          440,000        20070101            N          2.250       5.00000         5.00           2.00            11.125
6345303009                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6345775214                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6345805318                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6345926510                -        20070101            N          2.250       5.00000         5.00           2.00            11.625
6346895102                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6348809614                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6349298668                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6349470994                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6349864451                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6352793027          850,000        20061201            N          2.250       5.00000         5.00           2.00            10.750
6353593806                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6355372548                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6355841526          760,000        20070101            N          2.250       5.00000         5.00           2.00            10.875
6356210572                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6360063637                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6362938877                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6363686673        1,040,000        20070101            N          2.250       5.00000         5.00           2.00            11.250
6364176120                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6364541125                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6364592631                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6364852795                -        20061101            N          2.250       5.00000         5.00           2.00            11.125
6364942315        1,200,000        20070101            N          2.250       5.00000         5.00           2.00            11.375
6368245723                -        20061201            N          2.250       5.00000         5.00           2.00            10.125
6369918534                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6370029909          380,000        20061201            N          2.250       5.00000         5.00           2.00            10.625
6371588994                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6372222049        1,000,000        20061201            N          2.250       5.00000         5.00           2.00            10.500
6372408754                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6372485760                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6373631586                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6374902655          450,000        20061201            N          2.250       5.00000         5.00           2.00            11.500
6377044018                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6377229866                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6377585028                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6379346346        1,075,000        20070101            N          2.250       5.00000         5.00           2.00            11.375
6379609321                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6380817418                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6380848140                -        20070101            N          2.250       5.00000         5.00           2.00            10.125
6381118725                -        20061101            N          2.250       5.00000         5.00           2.00            11.250
6381847935                -        20061201            N          2.250       5.00000         5.00           2.00            10.625
6382387147                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6383717870                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6384585102                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6385074114                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6385215477                -        20061201            N          2.250       5.00000         5.00           2.00            11.500
6386690462                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6386845116                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6387148668                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6388161314                -        20070101            N          2.250       5.00000         5.00           2.00            10.500
6389052595                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6389334290          825,000        20070101            N          2.250       5.00000         5.00           2.00            10.875
6390296298          369,900        20070101            N          2.250       5.00000         5.00           2.00            10.375
6392608052                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6392788169                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6393382210          499,900        20061201            N          2.250       5.00000         5.00           2.00            10.875
6394983446          429,475        20061201            N          2.250       5.00000         5.00           2.00            10.875
6397905479                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6398448172                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6398697851          745,000        20061201            N          2.250       5.00000         5.00           2.00            10.625
6399963567          975,000        20070101            N          2.250       5.00000         5.00           2.00            11.250
6400510282                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6400584881          611,525        20061201            N          2.250       5.00000         5.00           2.00            10.875
6400896251                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6401340994                -        20061201            N          2.250       5.00000         5.00           2.00            10.625
6403585844          660,000        20061201            N          2.250       5.00000         5.00           2.00            10.875
6407213138                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6407746905          615,000        20070101            N          2.250       5.00000         5.00           2.00            11.750
6409503015                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6409794978                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6409883482          740,000        20070101            N          2.250       5.00000         5.00           2.00            11.500
6411187963                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6413984797                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6414283686                -        20070101            N          2.250       5.00000         5.00           2.00            11.625
6414502036                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6414907151          410,000        20070101            N          2.250       5.00000         5.00           2.00            11.125
6415242293          379,000        20061201            N          2.250       5.00000         5.00           2.00            10.750
6416534177                -        20070101            N          2.250       5.00000         5.00           2.00            10.500
6417177026                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6418049893                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6418769383                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6420859487                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6421148948                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6421169795                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6421512531          510,000        20070101            N          2.250       5.00000         5.00           2.00            11.625
6423864377                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6424541222          630,000        20061201            N          2.250       5.00000         5.00           2.00            11.375
6424705207                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6426994403                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6428734120                -        20070101            N          2.250       5.00000         5.00           2.00            10.500
6428849860                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6429281972                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6430160256                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6431041620          604,000        20061201            N          2.250       5.00000         5.00           2.00            11.250
6431295440                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6432203351                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6432306121                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6433347629                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6434521180                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6435243388                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6435546558                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6438776319          461,913        20070101            N          2.250       5.00000         5.00           2.00            11.750
6438937002          699,000        20061201            N          2.250       5.00000         5.00           2.00            11.000
6438990530                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6442315815                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6442554942                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6443078776                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6443446114                -        20070101            N          2.250       5.00000         5.00           2.00            10.500
6443770620                -        20061201            N          2.250       5.00000         5.00           2.00            10.625
6444568064                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6444581737                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6444986100                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6445090563                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6445113472                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6446860386          399,950        20070101            N          2.250       5.00000         5.00           2.00            11.625
6446866094                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6447371870                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6448313251                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6448313707                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6452078832                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6452217109          439,000        20070101            N          2.250       5.00000         5.00           2.00            11.375
6452578724                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6453273465                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6456620878                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6456920104                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6458179469                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6460535849                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6460920298                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6461612985                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6462466803                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6463007473          710,000        20061201            N          2.250       5.00000         5.00           2.00            11.250
6463389236                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6464858361                -        20070101            N          2.250       5.00000         5.00           2.00            11.500
6466233043                -        20070101            N          2.250       5.00000         5.00           2.00            11.500
6467848187                -        20070101            N          2.250       5.00000         5.00           2.00            10.625
6469102237          441,743        20070101            N          2.250       5.00000         5.00           2.00            11.625
6470409076          495,000        20070101            N          2.250       5.00000         5.00           2.00            11.250
6470581114                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6471914439                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6473095484          562,775        20070101            N          2.250       5.00000         5.00           2.00            09.750
6474624225                -        20070101            N          2.250       5.00000         5.00           2.00            11.625
6475167463                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6475683543                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6475907637                -        20070101            N          2.250       5.00000         5.00           2.00            11.500
6477538562                -        20061201            N          2.250       5.00000         5.00           2.00            10.125
6480251856          475,000        20070101            N          2.250       5.00000         5.00           2.00            11.250
6480433363          604,000        20061201            N          2.250       5.00000         5.00           2.00            11.375
6480492039          740,000        20070101            N          2.250       5.00000         5.00           2.00            11.500
6481175716                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6481309273                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6482036966                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6482817852          995,000        20070101            N          2.250       5.00000         5.00           2.00            11.500
6483474984                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6485855719                -        20070101            N          2.250       5.00000         5.00           2.00            11.500
6487473552                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6488122372                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6489272689          679,000        20070101            N          2.250       5.00000         5.00           2.00            10.125
6489373503                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6489401213          600,000        20070101            N          2.250       5.00000         5.00           2.00            10.500
6491237191                -        20061101            N          2.250       5.00000         5.00           2.00            10.875
6491609399                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6491925951                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6492147092                -        20070101            N          2.250       5.00000         5.00           2.00            11.500
6492280851          705,000        20070101            N          2.250       5.00000         5.00           2.00            11.250
6495277326          442,000        20061201            N          2.250       5.00000         5.00           2.00            11.250
6495397249                -        20070101            N          2.250       5.00000         5.00           2.00            11.625
6496703239                -        20070101            N          2.250       5.00000         5.00           2.00            10.625
6497178233          380,000        20061201            N          2.250       5.00000         5.00           2.00            11.125
6498730255                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6499162839                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6499446232                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6500746596          437,500        20070101            N          2.250       5.00000         5.00           2.00            10.875
6500806416          974,950        20070101            N          2.250       5.00000         5.00           2.00            11.250
6500851180                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6501142126                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6501402736                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6502287615                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6502562686                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6502802132                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6503707751                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6503815893                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6504200491                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6505180544                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6505682416          422,043        20070101            N          2.250       5.00000         5.00           2.00            11.000
6507748603          740,000        20070101            N          2.250       5.00000         5.00           2.00            11.625
6507749726                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6507858576                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6508907851                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6509607906          450,000        20061201            N          2.250       5.00000         5.00           2.00            10.875
6510151464                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6510955518                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6511503499                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6511968445                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6513210721                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6513665692                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6513913753                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6515084314                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6515300033          465,000        20061201            N          2.250       5.00000         5.00           2.00            11.250
6515482716                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6517946254                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6520000990                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6522138244                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6525140445                -        20070101            N          2.250       5.00000         5.00           2.00            10.625
6526255838                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6527410580                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6528350942                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6528459628                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6529618925                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6529691575                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6530019394                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6531085089                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6531124748          628,000        20070101            N          2.250       5.00000         5.00           2.00            10.750
6531398250          649,000        20070101            N          2.250       5.00000         5.00           2.00            11.375
6531464698                -        20070101            N          2.250       5.00000         5.00           2.00            10.125
6531679436                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6531761671                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6531838941                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6532866693          612,568        20061201            N          2.250       5.00000         5.00           2.00            11.000
6533678683                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6534755274                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6535003047          583,000        20070101            N          2.250       5.00000         5.00           2.00            11.625
6535480682          810,000        20070101            N          2.250       5.00000         5.00           2.00            09.750
6536002618          438,000        20070101            N          2.250       5.00000         5.00           2.00            10.875
6537814748                -        20070101            N          2.250       5.00000         5.00           2.00            11.500
6538811578                -        20061201            N          2.250       5.00000         5.00           2.00            10.375
6539043916          448,975        20070101            N          2.250       5.00000         5.00           2.00            11.250
6539375847                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6539679941                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6540090732                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6541009319                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6545749233                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6545868058                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6546229318          423,000        20070101            N          2.250       5.00000         5.00           2.00            11.625
6546622603        1,130,000        20070101            N          2.250       5.00000         5.00           2.00            11.250
6546908721                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6549081245                -        20070101            N          2.250       5.00000         5.00           2.00            11.500
6549318498                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6549411210                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6549478714          455,000        20070101            N          2.250       5.00000         5.00           2.00            11.625
6549925102                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6551528836                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6551743849                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6552285378          925,741        20070101            N          2.250       5.00000         5.00           2.00            10.875
6552684448                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6552828623                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6553974640                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6554507357                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6556722665                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6557051148          866,750        20061201            N          2.250       5.00000         5.00           2.00            11.125
6558745623                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6559150567                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6559719692                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6561489540                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6562781127          735,000        20070101            N          2.250       5.00000         5.00           2.00            11.375
6563451662                -        20070101            N          2.250       5.00000         5.00           2.00            10.625
6564238340                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6566009632          400,000        20070101            N          2.250       5.00000         5.00           2.00            10.625
6566495906          875,000        20070101            N          2.250       5.00000         5.00           2.00            11.250
6569289579                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6570054863                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6570553500                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6570871605                -        20070101            N          2.250       5.00000         5.00           2.00            10.625
6571060679                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6571349338                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6572103403                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6572371323                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6572552625          428,112        20070101            N          2.250       5.00000         5.00           2.00            10.875
6574536063                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6575320475                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6580462890                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6580770193                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6586792944                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6591381709                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6591565418                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6592781402          435,000        20061201            N          2.250       5.00000         5.00           2.00            10.375
6592806019                -        20070101            N          2.250       5.00000         5.00           2.00            10.250
6594421254                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6595009298                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6596379815          825,000        20070101            N          2.250       5.00000         5.00           2.00            11.500
6597822359                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6597828083                -        20070101            N          2.250       5.00000         5.00           2.00            11.625
6598297452                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6598999792                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6599122311                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6600861568          395,000        20070101            N          2.250       5.00000         5.00           2.00            11.250
6601438846                -        20061201            Y          2.250       5.00000         5.00           2.00            10.875
6601448787                -        20070101            N          2.250       5.00000         5.00           2.00            10.500
6605044038                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6605640959          798,250        20070101            N          2.250       5.00000         5.00           2.00            11.625
6607166128                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6607239552                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6607562276          787,947        20070101            N          2.250       5.00000         5.00           2.00            11.625
6608211808          595,000        20070101            N          2.250       5.00000         5.00           2.00            11.125
6608929078                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6609269276                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6610416288          425,000        20061201            N          2.250       5.00000         5.00           2.00            11.375
6611432219                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6611902393                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6611944072                -        20061201            N          2.250       5.00000         5.00           2.00            10.625
6612777851                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6615266563          621,000        20061201            N          2.250       5.00000         5.00           2.00            11.125
6615951776                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6616563307                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6619677062          400,000        20070101            N          2.250       5.00000         5.00           2.00            11.625
6620427150                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6620514528                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6621365003                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6621767703                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6623305445                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6623748230                -        20070101            N          2.250       5.00000         5.00           2.00            11.625
6624739485                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6625049132                -        20070101            N          2.250       5.00000         5.00           2.00            10.500
6625671729                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6628696178                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6628967876                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6629623999                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6630286018                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6632356983        1,200,000        20061201            N          2.250       5.00000         5.00           2.00            11.500
6632436637          499,000        20070101            N          2.250       5.00000         5.00           2.00            11.125
6633024523          554,840        20070101            N          2.250       5.00000         5.00           2.00            11.250
6633175317                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6634967803                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6635223651          968,000        20070101            N          2.250       5.00000         5.00           2.00            11.375
6635361089                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6635975987                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6636032598                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6636360783                -        20070101            N          2.250       5.00000         5.00           2.00            11.500
6637463370                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6638545308          765,000        20061201            N          2.250       5.00000         5.00           2.00            11.625
6638816220                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6641704967          715,000        20061201            N          2.250       5.00000         5.00           2.00            11.000
6642186875          700,000        20070101            Y          2.250       5.00000         5.00           2.00            11.000
6642828575          417,500        20070101            N          2.250       5.00000         5.00           2.00            10.375
6644671858                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6645469724                -        20061201            N          2.250       5.00000         5.00           2.00            11.500
6646252434                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6646880978                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6648576723                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6648814454                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6649144281                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6649663454                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6649973523                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6649992523                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6651641307                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6655988381                -        20061201            N          2.250       5.00000         5.00           2.00            10.625
6656369797                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6656967608                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6658058802          402,230        20070101            N          2.250       5.00000         5.00           2.00            11.625
6658745168                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6658929333                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6659450875                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6659460973                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6659554965                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6659909565                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6660097194                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6660901551                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6663556790          510,000        20061201            N          2.250       5.00000         5.00           2.00            11.500
6664483341                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6664677736                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6665488927                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6665500093                -        20061201            N          2.250       5.00000         5.00           2.00            10.625
6665898059                -        20061001            N          2.250       5.00000         5.00           2.00            11.000
6668819508                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6670696860                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6670970281          555,000        20070101            N          2.250       5.00000         5.00           2.00            10.625
6671597869                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6672201370                -        20061201            N          2.250       5.00000         5.00           2.00            10.375
6674278004                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6674376972          450,000        20061201            N          2.250       5.00000         5.00           2.00            11.375
6674425670                -        20070101            N          2.250       5.00000         5.00           2.00            11.500
6674649477                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6674668642                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6674980138                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6675254020                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6677667161                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6679472032                -        20070101            N          2.250       5.00000         5.00           2.00            11.750
6680748537                -        20061201            N          2.250       5.00000         5.00           2.00            10.625
6681903495                -        20061101            N          2.250       5.00000         5.00           2.00            10.875
6682232084                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6682620494          785,000        20070101            N          2.250       5.00000         5.00           2.00            11.375
6683233404                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6683244468                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6683482142          925,193        20070101            N          2.250       5.00000         5.00           2.00            10.875
6684267237                -        20070101            N          2.250       5.00000         5.00           2.00            10.500
6685207364          770,000        20070101            N          2.250       5.00000         5.00           2.00            10.500
6686976264                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6688190336                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6688633657                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6689258652          851,000        20070101            N          2.250       5.00000         5.00           2.00            11.625
6689559950          587,500        20070101            N          2.250       5.00000         5.00           2.00            11.500
6689646112                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6689745286                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6690007403                -        20070101            N          2.250       5.00000         5.00           2.00            10.500
6690418139                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6691372137                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6692675470                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6693413723                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6693898261          518,000        20061201            N          2.250       5.00000         5.00           2.00            09.750
6695303674                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6697082193                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6699057219                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6700644740                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6701858323                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6702901734                -        20061001            N          2.250       5.00000         5.00           2.00            11.750
6703072634                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6703541935          635,000        20070101            N          2.250       5.00000         5.00           2.00            10.875
6704324158                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6705481064                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6706005466                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6706257208                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6707109663                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6708383481                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6708733966                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6709509548                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6709745126          910,000        20070101            N          2.250       5.00000         5.00           2.00            10.375
6711794393                -        20061201            N          2.250       5.00000         5.00           2.00            10.625
6712055612          550,000        20070101            N          2.250       5.00000         5.00           2.00            11.125
6714248165                -        20070101            N          2.250       5.00000         5.00           2.00            10.125
6715625031                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6715774326                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6715850662                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6715862360                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6716774911                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6716892507                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6717226150                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6717885559                -        20061201            N          2.250       5.00000         5.00           2.00            11.500
6719216449                -        20070101            N          2.250       5.00000         5.00           2.00            10.125
6719799543          505,000        20070101            N          2.250       5.00000         5.00           2.00            11.125
6720016457                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6720152500          647,358        20070101            N          2.250       5.00000         5.00           2.00            10.875
6720639449                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6720920161                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6721985304          737,500        20070101            N          2.250       5.00000         5.00           2.00            10.000
6722924740          838,000        20070101            N          2.250       5.00000         5.00           2.00            11.375
6722969968                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6723858814                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6724241770          595,000        20070101            N          2.250       5.00000         5.00           2.00            11.375
6724383457                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6724512840                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6725914235          378,697        20061201            N          2.250       5.00000         5.00           2.00            10.625
6726493635                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6726666958          832,000        20061201            N          2.250       5.00000         5.00           2.00            10.875
6729071826                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6729798329          599,000        20070101            N          2.250       5.00000         5.00           2.00            11.250
6729930583                -        20061201            N          2.250       5.00000         5.00           2.00            10.500
6731202385                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6731258122                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6732778870                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6733253337                -        20070101            N          2.250       5.00000         5.00           2.00            10.250
6733565540                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6734129486                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6734874644                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6735032879                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6735036516                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6735552504                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6735945484                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6740738338          910,000        20061201            N          2.250       5.00000         5.00           2.00            10.250
6741682196          429,000        20070101            N          2.250       5.00000         5.00           2.00            11.000
6744377075                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6745424470                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6746151155                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6746179941                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6747134184                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6747305727                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6748481048                -        20070101            N          2.250       5.00000         5.00           2.00            10.625
6749244767          429,900        20061201            N          2.250       5.00000         5.00           2.00            10.375
6749871908                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6750216183                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6750962901                -        20070101            N          2.250       5.00000         5.00           2.00            10.625
6752395639                -        20061201            N          2.250       5.00000         5.00           2.00            10.500
6752719895                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6753135828                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6753868592          340,900        20061201            N          2.250       5.00000         5.00           2.00            10.875
6754448808                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6754744701                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6758421413                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6759590687                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6759925354                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6760128279                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6760261815                -        20061201            N          2.250       5.00000         5.00           2.00            11.500
6760493160                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6761137139                -        20061201            N          2.250       5.00000         5.00           2.00            10.625
6761935201                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6762641071                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6762784996                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6762937529                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6762975792                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6763093520                -        20070101            N          2.250       5.00000         5.00           2.00            10.625
6763109391                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6764639404                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6764820939                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6768441427          567,000        20070101            N          2.250       5.00000         5.00           2.00            11.500
6768852292                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6768868611          555,000        20061201            N          2.250       5.00000         5.00           2.00            11.125
6768916667                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6769201366                -        20070101            N          2.250       5.00000         5.00           2.00            10.625
6770301049                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6770406749                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6773662371                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6774109042          355,000        20070101            N          2.250       5.00000         5.00           2.00            11.500
6774385949                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6778338316                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6780691009                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6781098980                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6782852765                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6783939777          377,880        20061201            N          2.250       5.00000         5.00           2.00            11.625
6784651488                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6785385805                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6786689312                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6787251781          420,000        20070101            N          2.250       5.00000         5.00           2.00            11.375
6787744033                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6788788971                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6789421804                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6790533209                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6791195537                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6795875167                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6797252860          900,000        20061201            N          2.250       5.00000         5.00           2.00            10.875
6799242281                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6799490450        1,500,000        20070101            N          2.250       5.00000         5.00           2.00            10.625
6800794726                -        20061101            N          2.250       5.00000         5.00           2.00            10.625
6802296357          494,000        20070101            N          2.250       5.00000         5.00           2.00            11.000
6802350022          390,000        20070101            N          2.250       5.00000         5.00           2.00            11.625
6804088539          526,000        20070101            N          2.250       5.00000         5.00           2.00            11.500
6805241277                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6805824783                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6806669898                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6807318800                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6807536252                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6807539058                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6808698325                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6809637512                -        20070101            N          2.250       5.00000         5.00           2.00            11.625
6810184637                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6811091021          484,000        20061201            N          2.250       5.00000         5.00           2.00            11.125
6811221925          445,000        20070101            N          2.250       5.00000         5.00           2.00            11.500
6812344510                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6812588215          481,000        20070101            N          2.250       5.00000         5.00           2.00            11.375
6813773428                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6813878227                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6815028169          450,000        20061201            N          2.250       5.00000         5.00           2.00            11.375
6815029522                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6815061350                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6817190157          695,000        20070101            N          2.250       5.00000         5.00           2.00            11.500
6818042464                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6818754480          417,500        20061201            N          2.250       5.00000         5.00           2.00            10.750
6819347193          960,000        20061201            N          2.250       5.00000         5.00           2.00            11.125
6821923379          431,830        20061201            N          2.250       5.00000         5.00           2.00            11.000
6821927818          412,500        20070101            N          2.250       5.00000         5.00           2.00            11.625
6822255250          750,000        20070101            N          2.250       5.00000         5.00           2.00            11.625
6825063115                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6825105353                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6827410744                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6828550829                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6829611752                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6829744934          431,500        20061201            N          2.250       5.00000         5.00           2.00            10.750
6830681695                -        20070101            N          2.250       5.00000         5.00           2.00            11.500
6832474362                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6832880980                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6832957655                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6833005736          718,930        20070101            N          2.250       5.00000         5.00           2.00            10.875
6833453878          385,000        20070101            N          2.250       5.00000         5.00           2.00            10.750
6834766997          720,000        20070101            N          2.250       5.00000         5.00           2.00            10.875
6834947118                -        20070101            N          2.250       5.00000         5.00           2.00            11.500
6836175320                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6839247894                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6839499537                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6839645766                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6840087446                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6840767377          857,000        20070101            N          2.250       5.00000         5.00           2.00            11.375
6842313121          385,000        20070101            N          2.250       5.00000         5.00           2.00            11.125
6842542778                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6843486702                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6843943793                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6845670055                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6847042659                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6849063786          830,000        20070101            N          2.250       5.00000         5.00           2.00            11.500
6850697423                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6850902658                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6851017928                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6853356613          445,000        20070101            N          2.250       5.00000         5.00           2.00            11.500
6853492400          419,900        20061201            N          2.250       5.00000         5.00           2.00            11.000
6856268625                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6856890832                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6857981770          950,000        20061201            N          2.250       5.00000         5.00           2.00            10.875
6858754010                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6859480896                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6859762905                -        20061101            N          2.250       5.00000         5.00           2.00            11.250
6861412309                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6861772579          574,903        20061201            N          2.250       5.00000         5.00           2.00            11.375
6862674980                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6862794424                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6862907570                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6863491756                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6864005423                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6865068420                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6865621566                -        20061201            N          2.250       5.00000         5.00           2.00            11.625
6865658089                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6867376797                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6867862481                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6871062177                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6873084013                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6874780205                -        20070101            N          2.250       5.00000         5.00           2.00            10.625
6875183516                -        20061201            N          2.250       5.00000         5.00           2.00            10.625
6875324862                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6876763910                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6877862984                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6878031183          604,391        20061201            N          2.250       5.00000         5.00           2.00            11.250
6879798251                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6879818695          579,950        20061201            N          2.250       5.00000         5.00           2.00            10.750
6881327883                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6881697756                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6882349258          410,000        20061201            N          2.250       5.00000         5.00           2.00            10.875
6883017078                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6884297596                -        20061201            N          2.250       5.00000         5.00           2.00            10.125
6884592327                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6885240033                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6886080883        1,300,000        20061201            N          2.250       5.00000         5.00           2.00            10.750
6886355202                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6887365234        1,110,000        20070101            N          2.250       5.00000         5.00           2.00            11.250
6888845606                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6891734235                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6891941244                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6892070118                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6892637916                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6893525383                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6894699393          465,000        20061201            N          2.250       5.00000         5.00           2.00            11.500
6894986733                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6897006323                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6897486871                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6897575806                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6898992562                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6899625807                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6899691379                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6899753658                -        20070101            N          2.250       5.00000         5.00           2.00            10.500
6901755907          415,000        20061201            N          2.250       5.00000         5.00           2.00            11.250
6901852167                -        20070101            N          2.250       5.00000         5.00           2.00            11.500
6901969425          450,000        20061201            N          2.250       5.00000         5.00           2.00            10.875
6902092946          675,000        20061101            N          2.250       5.00000         5.00           2.00            11.250
6902617296                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6902925343                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6903658448                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6905834567                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6907171869          455,500        20061201            N          2.250       5.00000         5.00           2.00            10.750
6907263963                -        20070101            N          2.250       5.00000         5.00           2.00            10.250
6908606814                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6909189695          785,000        20061201            N          2.250       5.00000         5.00           2.00            11.000
6909953058          900,000        20061201            N          2.250       5.00000         5.00           2.00            11.250
6910294369                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6911116306                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6913434616                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6914364739                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6915729195                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6916379347                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6917720200                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6917808138          709,390        20061201            N          2.250       5.00000         5.00           2.00            10.625
6917900893                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6918862076                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6919869807          450,000        20061201            N          2.250       5.00000         5.00           2.00            11.000
6920636054                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6921413560                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6921777998          619,000        20070101            N          2.250       5.00000         5.00           2.00            11.000
6921973118          450,000        20061201            N          2.250       5.00000         5.00           2.00            11.000
6921983232                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6922074080                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6922483752                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6922581878                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6922590093          797,463        20061201            N          2.250       5.00000         5.00           2.00            10.875
6923484080                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6924693697                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6924725259                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6925483429                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6925681568                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6926360311          522,500        20070101            N          2.250       5.00000         5.00           2.00            11.625
6926602134          575,000        20070101            N          2.250       5.00000         5.00           2.00            11.500
6927093424          654,841        20061201            N          2.250       5.00000         5.00           2.00            09.750
6928353215                -        20070101            N          2.250       5.00000         5.00           2.00            10.500
6929754775                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6930103376          749,000        20070101            N          2.250       5.00000         5.00           2.00            11.000
6931682899                -        20061201            N          2.250       5.00000         5.00           2.00            10.125
6933355148                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6933409226                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6933435080                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6933590348                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6934390698                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6934433571                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6934480606                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6936265898                -        20070101            N          2.250       5.00000         5.00           2.00            11.500
6936303657                -        20070101            N          2.250       5.00000         5.00           2.00            10.375
6936511739                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6936746699                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6941779974                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6942016418                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6942874881                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6943668860                -        20070101            N          2.250       5.00000         5.00           2.00            10.625
6943855913                -        20061201            N          2.250       5.00000         5.00           2.00            10.375
6943858735                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6944040192          619,500        20070101            N          2.250       5.00000         5.00           2.00            11.000
6944337473                -        20070101            Y          2.250       5.00000         5.00           2.00            10.875
6944697561                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6944775326          460,000        20070101            N          2.250       5.00000         5.00           2.00            11.750
6947403983                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6947740046                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6947740426                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6949399593                -        20070101            N          2.250       5.00000         5.00           2.00            10.750
6955897530                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6955899445                -        20061201            N          2.250       5.00000         5.00           2.00            10.250
6957422394          701,000        20070101            N          2.250       5.00000         5.00           2.00            11.500
6957754820                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6957913855                -        20070101            N          2.250       5.00000         5.00           2.00            11.500
6959314409                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6959329720                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6959686046                -        20070101            N          2.250       5.00000         5.00           2.00            10.500
6959999225                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6960427703                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6961840953          505,000        20061201            N          2.250       5.00000         5.00           2.00            10.500
6962167703          860,722        20070101            N          2.250       5.00000         5.00           2.00            11.500
6963247470                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6963965121                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6964444621                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6964589219                -        20070101            N          2.250       5.00000         5.00           2.00            11.000
6964613423          380,000        20061201            N          2.250       5.00000         5.00           2.00            10.750
6965510768                -        20061201            N          2.250       5.00000         5.00           2.00            11.000
6965697698                -        20070101            N          2.250       5.00000         5.00           2.00            11.125
6966091453                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6966357078        1,811,036        20070101            N          2.250       5.00000         5.00           2.00            11.375
6967282739          570,000        20070101            N          2.250       5.00000         5.00           2.00            11.000
6968024296                -        20061201            N          2.250       5.00000         5.00           2.00            11.375
6968434792                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6969396453          470,000        20070101            N          2.250       5.00000         5.00           2.00            11.500
6970483639          945,000        20070101            N          2.250       5.00000         5.00           2.00            11.750
6971577934                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6972310699                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6973321877          446,663        20061201            N          2.250       5.00000         5.00           2.00            11.375
6974777473                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6977673208          415,000        20061201            N          2.250       5.00000         5.00           2.00            11.250
6979306906                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6979478143                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6980857707                -        20061201            N          2.250       5.00000         5.00           2.00            11.125
6981324228                -        20061201            N          2.250       5.00000         5.00           2.00            10.750
6981902437                -        20070101            N          2.250       5.00000         5.00           2.00            10.875
6984107059                -        20070101            N          2.250       5.00000         5.00           2.00            10.125
6984236569                -        20061201            N          2.250       5.00000         5.00           2.00            11.250
6984264512                -        20061201            N          2.250       5.00000         5.00           2.00            10.875
6984687811                -        20070101            N          2.250       5.00000         5.00           2.00            11.250
6984691011        1,020,000        20061201            N          2.250       5.00000         5.00           2.00            10.125
6985087888          839,000        20061201            N          2.250       5.00000         5.00           2.00            10.375
6986003884                -        20061201            N          2.250       5.00000         5.00           2.00            11.875
6989505901                -        20070101            N          2.250       5.00000         5.00           2.00            10.625
6992447422                -        20070101            N          2.250       5.00000         5.00           2.00            11.375
6992787413          770,000        20070101            N          2.250       5.00000         5.00           2.00            11.125
6999368175                -        20061201            N          2.250       5.00000         5.00           2.00            11.000


Loan Count:                         1,194
Scheduled PB (Jan 1, 2002):         600,716,046.11
Interest Rate W/A:                  6.061
Unpaid PB W/A:                      503,112
Remaining Term W/A:                 358


                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [date]

To:   The Bank of New York
      5 Penn Plaza - 16th Floor
      New York, New York  10001
      Attn:  Inventory Control

      Re: The Pooling and Servicing Agreement dated January 24, 2002, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee

            In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
--------------------

Mortgagor Name, Address & Zip Code:
----------------------------------

Reason for Requesting Documents (check one)
-------------------------------

____  1.  Mortgage Paid in Full

____  2.  Foreclosure

____  3.  Substitution

____  4.  Other Liquidation

____  5.  Nonliquidation                      Reason: ___________________

                                    By:
                                        --------------------------------------
                                          (authorized signer of Bank of
                                          America Mortgage Securities, Inc.)


                                    Issuer:
                                           -----------------------------------
                                    Address:
                                            ----------------------------------


                                    Date:
                                         -------------------------------------
Custodian
The Bank of New York
Please acknowledge the execution of the above request by your signature and date below:


----------------------------------  ---------------
Signature                               Date

Documents returned to Custodian:


----------------------------------- ----------------
Custodian                                Date

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT


                                     [Date]


            [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated January 24, 2002, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee.


                               [---------------],

                              By:
                                   -------------------------------------
                              Name:
                                     -----------------------------------
                              Title:
                                      ----------------------------------

                                  EXHIBIT G-1

                         FORM OF TRANSFEROR CERTIFICATE
                     FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
5 Penn Plaza - 16th Floor
New York, New York  10001

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2002-A, Class ___, having an initial aggregate Certificate Balance as of January 24, 2002 of $___________

Ladies and Gentlemen:

            This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated January 24, 2002, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                    Very truly yours,

                                    ------------------------------------------
                                    (Transferor)

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                  EXHIBIT G-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
5 Penn Plaza - 16th Floor
New York, New York 10001

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2002-A, Class ___, having an initial aggregate Certificate Balance as of January 24, 2002 of $_________]

Ladies and Gentlemen:

            This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated January 24, 2002, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2. The Transferee has been furnished with all information regarding
      (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
      (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificate, and (f) all related matters, that it has requested.

            3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,

                                    ------------------------------------------
                                    (Transferor)

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                    ------------------------------------------
                                    (Nominee)

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                                       ANNEX 1 TO EXHIBIT G-2A


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

         [For Transferees Other Than Registered Investment Companies]


      The undersigned hereby certifies as follows to [__________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________1 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

      ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

      ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

      ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer.  The Transferee is a dealer registered  pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

      ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

      ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

      3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes    No            Transferred Certificates only for the
                                 Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                    ------------------------------------------
                                    Print Name of Transferee

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------
                                    Date:
                                         -------------------------------------


------------
1 Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                                       ANNEX 2 TO EXHIBIT G-2A


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees That Are Registered Investment Companies]


            The undersigned hereby certifies as follows to [_________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

            1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

            2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ____ The Transferee owned and/or invested on a discretionary basis $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

            5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes   No             Transferred Certificates only for the
                                 Transferee's own account?

            6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

            7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                    ------------------------------------------
                                    Print Name of Transferee or Adviser

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                    IF AN ADVISER:

                                    ------------------------------------------
                                    Print Name of Transferee

                                    By:
                                       ---------------------------------------
                                    Date:
                                         -------------------------------------

                                  EXHIBIT G-2B

                        FORM II OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
5 Penn Plaza - 16th Floor
New York, New York 10001

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2002-A, Class ___, having an initial aggregate Certificate Principal Balance as of January 24, 2002 of $_________

Ladies and Gentlemen:

            This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to
[_________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated January 24, 2002, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

            2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates and (c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

            3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO BENEFIT
      PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
      SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

            4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

            5. The Transferee has been furnished with all information regarding
(a) the Depositor, (b) the Transferred Certificates and distributions thereon,
(c) nature, performance and servicing of the Mortgage Loans., (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

            6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

            7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,

                                    ------------------------------------------
                                    (Transferee)

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------
                                    Date:
                                         -------------------------------------

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                     -----------------------------------------
                                    (Nominee)

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                    FOR BENEFIT PLAN-RESTRICTED CERTIFICATES

The Bank of New York
5 Penn Plaza - 16th Floor
New York, New York 10001

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2002-A, Class ___, having an initial aggregate Certificate Principal Balance as of January 24, 2002 of $_________

Ladies and Gentlemen:

            This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to
[________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated January 24, 2002, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

            The Transferee hereby certifies, represents and warrants to you, as Trustee, either that:

            (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

            (b) it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

            Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                    Very truly yours,

                                    ------------------------------------------
                                    (Transferee)

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------
                                    Date:
                                         -------------------------------------

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                  RESIDUAL CERTIFICATE PURSUANT TO SECTION 6.02

                    Bank of America Mortgage Securities, Inc.
                       Mortgage Pass-Through Certificates,
                                  Series 2002-A

STATE OF               )
                       )  ss:
COUNTY OF              )

            The undersigned, being first duly sworn, deposes and says as follows:

            1. The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class A-R Certificate (the "Residual Certificate") issued pursuant to the Pooling and Servicing Agreement, dated January 24, 2002, (the "Agreement"), relating to the above-referenced Series, by and among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), Bank of America, N.A., as servicer, and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

            2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Residual Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

            3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Residual Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

            4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

            5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Residual Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

            6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Residual Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Residual Certificate or cause the Residual Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

            7. The Transferee historically has paid its debts as they have become due.

            8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Residual Certificate.

            9. The Transferee's taxpayer identification number is
________________________.

            10. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

            11. The Transferee is aware that the Residual Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. The Transferee understands that it may incur tax liabilities with respect to the Residual Certificate in excess of cash flows generated thereby, and agrees to pay taxes associated with holding the Residual Certificate as such taxes become due.

            12. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.

                                    * * *

            IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.


                                    ------------------------------------------
                                    Print Name of Transferee

                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

            Personally appeared before me the above-named
______________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

            Subscribed and sworn before me this _____ day of _______________________, ____






                                    ----------------------------------------
                                                  NOTARY PUBLIC

                                    My Commission expires the ____ day of
                                    ______________, ____

                                    EXHIBIT J

                     CONTENTS OF THE SERVICER MORTGAGE FILE

1.    Copies of Mortgage Loans Documents.

2.    Residential loan application.

3.    Mortgage Loan closing statement.

4.    Verification of employment and income, if required.

5.    Verification of acceptable evidence of source and amount of downpayment.

6.    Credit report on Mortgagor, in a form acceptable to either FNMA or FHLMC.

7.    Residential appraisal report.

8.    Photograph of the Mortgaged Property.

9. Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

11.   Copies of all required disclosure statements.

12. If applicable, termite report, structural engineer's report, water potability and septic certification.

13.   Sales Contract, if applicable.

14. The Primary Insurance Policy or certificate of insurance or an electronic notation of the existence of such policy, where required pursuant to the Agreement.

15. Evidence of electronic notation of the hazard insurance policy, and if required by law, evidence of the flood insurance policy.

                                    EXHIBIT K
                       FORM OF SPECIAL SERVICING AGREEMENT


            This Special Servicing Agreement (the "Agreement") is made and entered into as of ___________________, between Bank of America, N.A. (the "Servicer") and ___________________ (the "Loss Mitigation Advisor ").

                              PRELIMINARY STATEMENT


            _________________ (the "Purchaser") is the holder of the entire interest in Bank of America Mortgage Securities, Inc.; Mortgage Pass-Through Certificates, Series ______, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated ___________________among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), the Servicer, and The Bank of New York, as Trustee.

            The Purchaser has requested the Servicer to engage the Loss Mitigation Advisor, at the Purchaser's expense, to assist the Servicer with respect to default management and reporting situations for the benefit of the Purchaser.

            In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Servicer hereby engages the Loss Mitigation Advisor to provide advice in connection with default management and reporting situations with respect to defaulted loans, including providing to the Servicer recommendations with respect to foreclosures, the acceptance of so-called short payoffs, deeds in lieu of or in aid of foreclosure and deficiency notes, as well as with respect to the sale of REO properties. The Loss Mitigation Advisor hereby accepts such engagement, and acknowledges that its fees will be paid by the Purchaser and not the Servicer, and that it will not look to the Servicer for financial remuneration. It is the intent of the parties to this Agreement that the services of the Loss Mitigation Advisor are provided without fee to the Servicer for the benefit of the Purchaser for the life of the Class B Certificates.

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01. Defined Terms.

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

            Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale.

            Delay of Foreclosure: The postponement for more than three Business Days of the scheduled sale of Mortgaged Property to obtain satisfaction of a Mortgage Loan.

            Loss Mitigation Advisor:  ______________.

            Purchaser: _______________________, or the holder of record of the Class B Certificates.

            Short Payoff: Liquidation of a Mortgage Loan at less than the full amount of the outstanding balance of the Mortgage Loan plus advances and costs through a negotiated settlement with the borrower, which may include a deed-in-lieu of foreclosure or sale of the property or of the promissory note secured by the collateral property to a third party, in either case with or without a contribution toward any resulting deficiency by the borrower.

            Section 1.02. Definitions Incorporated by Reference.

            All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreements.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

            Section 2.01. Reports and Notices.

            (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Servicer shall use reasonable efforts to provide to the Loss Mitigation Advisor with the following notices and reports. All such notices and reports may be sent to the Loss Mitigation Advisor by telecopier, electronic mail, express mail or regular mail.

            (i) The Servicer shall within five Business Days after each Distribution Date either: (A) provide to the Loss Mitigation Advisor a written or electronic report, using the same methodology and calculations as in its standard servicing reports, indicating for the trust fund formed by the Pooling and Servicing Agreement, the number of Mortgage Loans that are (1) sixty days delinquent, (2) ninety days or more delinquent, (3) in foreclosure or (4) real estate owned (REO), and indicating for each such Mortgage Loan the loan number, whether the loan is in bankruptcy or paying under the terms of a repayment plan, the reason for default, and outstanding principal balance; or (B) provide the information detailed in
      (A) to a data service provider of the Loss Mitigation Advisor's choice in an electronic format acceptable to that data service provider. Provision of the information to a service provider other than that specified by the Loss Mitigation Advisor is acceptable.

            (ii) Prior to a Delay of Foreclosure in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent delay, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the reason and justification for delaying foreclosure action. All notices and supporting documentation pursuant to this subsection may be provided via telecopier, express mail or electronic mail.

            (iii) Prior to accepting any Short Payoff in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent Short Payoff, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the justification for accepting the proposed Short Payoff. Such notice may be sent by telecopier, express mail, electronic mail or regular mail.

            (iv) Within five (5) business days of each Distribution Date, the Servicer shall provide the Loss Mitigation Advisor with a report listing each loan that has resulted in a realized loss that has been reported to the trustee. Such report shall specify the loan number, the outstanding principal balance of the loan upon its liquidation, the realized loss, and the following components of realized loss: foreclosure costs, advances, mortgage insurance proceeds, marketing and property rehabilitation costs, and other costs. Such report may be provided by telecopier, express mail, regular mail or electronic mail. The Loss Mitigation Advisor shall have at least ten (10) business days in which to respond with reasonable questions or requests for additional information regarding the amounts reported as realized losses, and the Servicer shall within five (5) business days of receipt of the Loss Mitigation Advisor's questions or additional information requests provide responses to such questions and requests.

            (v) Within five (5) business days of receipt by the Servicer of an offer to acquire an REO property at an amount that is more than 15% below the most recent market valuation of that property obtained by the Servicer (or if no such valuation has been obtained, the appraisal used in connection with the originating of the related Mortgage Loan), the Servicer shall notify the Loss Mitigation Advisor of such offer and shall provide a justification for accepting such offer, if that is the Servicer's recommendation.

            (vi) Within five (5) business days of receipt by the Servicer that a claim filed for mortgage insurance, or any part thereof, has been rejected by the mortgage insurance provider, the Servicer shall provide a copy of the rejected claim with explanations for the item or items rejected to the Loss Mitigation Advisor.

            (vii) Within five (5) business days of providing the trustee with any notice regarding a mortgage loan substitution, loan modification, or loan repurchase, the Servicer shall provide the Loss Mitigation Advisor with a copy of the notice.

            (b) If requested by the Loss Mitigation Advisor, the Servicer shall make its servicing personnel available during its normal business hours to respond to reasonable inquiries, in writing by facsimile transmission, express mail or electronic mail, by the Loss Mitigation Advisor in connection with any Mortgage Loan identified in a report under subsection 2.01 (a)(i), (a)(ii),
(a)(iii) or (a)(iv) which has been given to the Loss Mitigation Advisor; provided that the Servicer shall only be required to provide information that is readily accessible to their servicing personnel.

            (c) In addition to the foregoing, the Servicer shall provide to the Loss Mitigation Advisor such information as the Loss Mitigation Advisor may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, provided that the Servicer shall only be required to provide information that is readily accessible to its servicing personnel.

            (d) With respect to all Mortgage Loans which are serviced at any time by the Servicer through a subservicer, the Servicer shall be entitled to rely for all purposes hereunder, including for purposes of fulfilling its reporting obligations under this Section 2.01, on the accuracy and completeness of any information provided to it by the applicable subservicer.

            Section 2.02. Loss Mitigation Advisor's Recommendations With Respect to Defaulted Loans.

            (a) All parties to this Agreement acknowledge that the Loss Mitigation Advisor's advice is made in the form of recommendations, and that the Loss Mitigation Advisor does not have the right to direct the Servicer in performing its duties under the Pooling and Servicing Agreement. The Servicer may, after review and analysis of the Loss Mitigation Advisor's recommendation, accept or reject it, in the Servicer's sole discretion, subject to the standards of the Servicer to protect the interest of the Certificateholders set forth in the Pooling and Servicing Agreement.

            (b) Within two (2) business days of receipt of a notice of a foreclosure delay, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the delay, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within the allotted time, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor may recommend that additional procedures be undertaken to further analyze the property, the borrower, or issues related to the default or foreclosure. Such additional procedures may include asset searches, property valuations, legal analysis or other procedures that are warranted by the circumstances of the property, borrower or foreclosure. The Loss Mitigation Advisor may recommend such other actions as are warranted by the circumstances of the property, borrower or foreclosure.

            (c) Within two (2) business days of receipt of a notice of a proposed Short Payoff, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the proposed Short Payoff, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within two business days, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed Short Payoff, recommending against such Short Payoff, with a justification provided, or proposing a counteroffer.

            (d) Within two (2) business days of receipt of a notice of an REO sale at an amount that is more than 15% below the recent market valuation of that property, the Loss Mitigation Advisor shall provide the Servicer with its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed below-market sale, recommending against such below-market sale, or proposing a counteroffer.

            Section 2.03. Termination.

            (a) With respect to all Mortgage Loans included in a trust fund, the Servicer's obligations under Section 2.01 and Section 2.02 shall terminate at such time as the Certificate Principal Balances of the related Class B Certificates have been reduced to zero.

            (b) The Loss Mitigation Advisor's responsibilities under this Agreement shall terminate upon the termination of the fee agreement between the Purchaser or its successor and the Loss Mitigation Advisor. The Loss Mitigation Advisor shall promptly notify the Servicer of the date of termination of such fee agreement, but in no event later than 5:00 P.M., EST, on the effective date thereof.

            (c) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and the Loss Mitigation Advisor and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Loss Mitigation Advisor, its directors, officers, employees or agents shall be under any liability for any actions taken by the Servicer based upon the recommendation pursuant to this Agreement, provided they are made in good faith.



                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

            Section 3.01. Amendment.

            This Agreement may be amended from time to time by the Servicer and the Loss Mitigation Advisor by written agreement signed by the Servicer and the Loss Mitigation Advisor.

            Section 3.02. Counterparts.

            This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 3.03. Governing Law.

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 3.04. Notices.

            All demands, notices and direction hereunder shall be in writing or by telecopier and shall be deemed effective upon receipt to:

            (a)  in the case of the Servicer,

                  Bank of America, N.A.
                  201 North Tryon Street
                  Charlotte, North Carolina  28255
                  Attn: Secondary Marketing with a copy to the General Counsel or such other address as may hereafter be furnished in writing by the Servicer,

            (b)  in the case of the Loss Mitigation Advisor,

                  -----------------------



            (c)  in the case of the Purchaser:

                  -----------------------




            Section 3.05. Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            Section 3.06. Successors and Assigns.

            (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

            (b) The Servicer shall notify the Loss Mitigation Advisor of the assignment of its duties to any successor servicer within thirty (30) days prior to such assignment, and shall provide the name, address, telephone number and telecopier number for the successor to the Loss Mitigation Advisor.

            Section 3.07. Article and Section Headings.

            The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            Section 3.08. Confidentiality.

            The Servicer acknowledges the confidentiality of this Agreement and will not release or republish its contents without the consent of the Loss Mitigation Advisor except to the extent required by law, regulation or court order.

            The Loss Mitigation Advisor agrees that all information supplied by or on behalf of the Servicer under this Agreement, is the property of the Servicer. The Loss Mitigation Advisor shall keep in strictest confidence all information relating to this Agreement, including, without limitation, individual account information and other information supplied by or on behalf of the Servicer pursuant to Section 2.01, and that information which may be acquired in connection with or as a result of this Agreement. During the term of this Agreement and at any time thereafter, without the prior written consent of the Servicer, the Loss Mitigation Advisor shall not publish, communicate, divulge, disclose or use any of such information. Upon termination or expiration of this Agreement, the Loss Mitigation Advisor shall deliver all records, data, information, and other documents and all copies thereof supplied by or on behalf of the Servicer pursuant to Section 2.01 to the Servicer and such shall remain the property of the Servicer.

            Section 3.09. Independent Contractor.

            In all matters relating to this Agreement, the Loss Mitigation Advisor shall be acting as an independent contractor. Neither the Loss Mitigation Advisor nor any employees of the Loss Mitigation Advisor are employees or agents of the Servicer under the meaning or application of any Federal or State Unemployment or Insurance Laws or Workmen's Compensation Laws, or otherwise. The Loss Mitigation Advisor shall assume all liabilities or obligations imposed by any one or more of such laws with respect to the employees of the Loss Mitigation Advisor in the performance of this Agreement. The Loss Mitigation Advisor shall not have any authority to assume or create any obligation, express or implied, on behalf of the Servicer, and the Loss Mitigation Advisor shall not have the authority to represent itself as an agent, employee, or in any other capacity of the Servicer.

            IN WITNESS WHEREOF, the Servicer and the Loss Mitigation Advisor have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                          Bank of America, N.A.

                                          By:
                                             --------------------------------
                                          Name:
                                               ------------------------------

Title:
      ---------------------------


                                          Loss Mitigation Advisor


                                          By:
                                             -------------------------------
                                          Name:
                                          Title:

                    PURCHASER'S ACKNOWLEDGEMENT AND AGREEMENT

Purchaser executes this agreement for the purpose of acknowledging the limited obligations of the Servicer in respect of the Loss Mitigation Advisor's recommendation, as described in Section 2.02(a) hereof and confirming to the Servicer that (i) it shall be solely responsible for the payment of the fees of the Loss Mitigation Advisor pursuant to the terms of an agreement between Purchaser and Loss Mitigation Advisor dated _____________, 20__ and (ii) Purchaser upon transfer of its interest in any of the Class B Certificates or any part thereof will require its successor to consent to this Special Servicing Agreement and to pay any of the fees due to the Loss Mitigation Advisor pursuant to the agreement referenced in clause (i) above.



                                       Purchaser

                                       By:
                                          ------------------------------------

                                       Name:
                                            ----------------------------------

                                       Title:
                                             ---------------------------------

                                    EXHIBIT L

                           LIST OF RECORDATION STATES

                                      None